Prospectus Supplement (Sales Report) No. 11 dated December 28, 2010 to Prospectus dated October 15, 2010	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Prospectus Supplement supplements the prospectus dated October 15, 2010 and provides information about particular series of Member Payment Dependent Notes (the "Notes") that we have recently sold. You should read this Prospectus Supplement together with the prospectus dated October 15, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                We have sold the following Notes:

Member Payment Dependent Notes Series 561568

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561568	$20,000	$20,000	9.62%	1.00%	December 22, 2010	December 22, 2015	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561568. Member loan 561568 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Oklahoma Department of Public Safety	Debt-to-income ratio:	11.85%
Length of employment:	10+ years	Location:	Okarche, OK

Home town:
Current & past employers:	Oklahoma Department of Public Safety
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/08/10 > This note is a consolidation of debt. My employment is very sound and my FICO score is very high. I have always maintained great credit and upheld my financial obligations. I have been employed with the same agency for 19 years. I have never defaulted on a loan, nor have I ever been sued in court over financial matters.

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,931.00	Public Records On File:	0
Revolving Line Utilization:	14.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am curious, why are you asking for $20,000 and your Revolving Credit Balance is $8,931? Thanks.	I'm not certain why my revolving credit balance indicates $,8931., but I have a personal loan w/Capital One and one with Discover. I am consolidating for two reasons.. One is a consistent, fixed payment and interest rate. The second reason is for the simplicity of one monthly payment and not several.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Discover CC ($5,000) 17.7% Personal Loan ($7,400) 9.9% Visa, MC, Chase (Approx. $6500 combined) Intro % All will be paid by this loan. I am not having issues with meeting monthly obligations, I am looking to simplify and pay off the debt in a structured manner w/a monthly payment. My net income (including my wife's) is approximately $7800 per month. The only other debts is a house payment, two car payments (one of which will be paid off next year), a lawn tractor payment (0% interest - same as cash) and my utility payments. I am a supervisor for a law enforcement agency. My wife is a Registered Nurse.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 515 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 percent funded. Lender 505570 Screen ID: USMC-RETIRED	Job: State Trooper Supervisor, where I've served for over 19 years. I'm still young (mid 40s), so I have no plans for early retirement. I have a small business on the side that pays me around $3500 per year as well. One of our vehicles will be paid off next year, my plans are to roll that payment into this one; therefore, almost doubling my LC payment and expediting my payoff. To be honest w/you, I'm not certain I'll accept partial funding. If I don't receive 100% funding, or very close to it, I may pursue another option w/my local bank, where I've been a customer for over 20 years. Thank you for your question, and more importantly, thank you for your service..
Are you able to verify your income with LC? Is 7500 per month including your wife? Value of home and amount owed on it? Is mortgage fixed rate? HELOC or 2nd mortgage? Please address inquiry in last 6 months. I likely will fund this loan, I'm a big supporter of law enforcement, thanks for protecting your community and thanks in advance for answering my questions.	I have verified my income, or at least I have faxed all the docs to them (last week). Yes, the $7500 does include my wife's income as well. She is a Registered Nurse and has been employed with the same hospital for over 12 years. My home is valued at $330,000 and I owe $264,000. No HELOC or 2nd Mortgage. Mortgage rate is fixed at 5.25% I'm not certain of the inquiry in last 6 months. Based on my current assignment, the USG periodically reviews my credit history, but this is a very sensitive matter I'd prefer not to discuss on an open site. Thank you for your appreciation. It's people like you that make doing my job much more gratifying. God Bless..

Member Payment Dependent Notes Series 578434

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578434	$15,000	$15,000	6.54%	1.00%	December 28, 2010	December 28, 2013	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578434. Member loan 578434 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,083 / month
Current employer:	tolt service group	Debt-to-income ratio:	2.46%
Length of employment:	3 years	Location:	richmond, VA

Home town:
Current & past employers:	tolt service group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/14/10 > The funds will mainly be used for equipment purchase. I would be a good borrower because I've always taken paying bills on time serious. And when it deals with other peoples money, paying on time becomes very personal to me. I have an excess of over 500 dollars a month. So paying back on time will not be a problem. We are in the initial start-up of the business. I work as an electronics repair technician. I have been in this field for 5 years and have never been fired or laid off. The current job I am at is one of the top competitors in the point of sale equipment repair field. We go head to head with companies like IBM and NCR. I've been in this position for the last 3 years.

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$259.00	Public Records On File:	0
Revolving Line Utilization:	2.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is tolt service group and what do you do there?	Type your answer here. Tolt Service Group is a break/fix repair company. They repair and service point of sale equipment. These are the equipment at the front end of grocery stores. Like the cash registers and the scanner scales. My job title is bench repair technician. I repair equipment that come in from the field. I mainly work on cash register equipment and LCD monitors.

Member Payment Dependent Notes Series 586755

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586755	$3,600	$3,600	9.25%	1.00%	December 28, 2010	January 5, 2014	January 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 586755. Member loan 586755 was requested on December 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,083 / month
Current employer:	Veteran adm.	Debt-to-income ratio:	17.02%
Length of employment:	10+ years	Location:	FLOWERY BRANCH, GA

Home town:
Current & past employers:	Veteran adm.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,211.00	Public Records On File:	0
Revolving Line Utilization:	42.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 591582

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
591582	$8,000	$8,000	13.72%	1.00%	December 24, 2010	January 1, 2016	January 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 591582. Member loan 591582 was requested on December 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	United HomeCare	Debt-to-income ratio:	20.28%
Length of employment:	10+ years	Location:	Hialeah, FL

Home town:
Current & past employers:	United HomeCare
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/19/10 > I plan to use the funds to pay off some high interest debt and consolidate the interest rate. The money to pay this loan is already budgeted. I am also fortunate to have a steady job at a company that is financially sound.

A credit bureau reported the following information about this borrower member on December 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	71
Revolving Credit Balance:	$4,275.00	Public Records On File:	0
Revolving Line Utilization:	46.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello, Thank you and everyone for your consideration. I had a HELOC which I paid off last year. I prefer not to seek another HELOC and therefore sought this type of loan. The total value owed on my mortgage is $88k and the market value is $109. Please let me know if there is any other question I can answer.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes your loan is 100 percent quickly funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED; Virginia Beach, VA.	Hello, and may I say thank you for your service to our country. My position at the company is Assistant to the President working in various capacities and areas--administration, secretary to the president and board of directors, communications, event planning, application and grant submission, etc. I have worked at this company for eighteen years now. I would like to pay off the loan sooner than the 5-year length, but selected the 5 years because it seems more realistic for me at this time. Thank you.

Member Payment Dependent Notes Series 604511

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
604511	$11,850	$11,850	15.57%	1.00%	December 28, 2010	January 7, 2014	January 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 604511. Member loan 604511 was requested on December 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,865 / month
Current employer:	State of California	Debt-to-income ratio:	24.38%
Length of employment:	4 years	Location:	Sacramento, CA

Home town:
Current & past employers:	State of California
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,809.00	Public Records On File:	0
Revolving Line Utilization:	92.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	The debts I am trying to retire are mainly credit cards as they have recently changed the interest terms on the cards. I have canceled several of the cards and I am currently paying them off at the old interest rates, however I find it personally objectionable their practices and would rather pay some one else the interest than those companies. The following is a list of credit cards I wish to retire with this loan: CITI 18% $426.00 CHASE 13% $2,628.00 CAP ONE 10% $2,551.00 SEARS/CBSD 19% $1,170.00 NORDSTROM FSB 27% $406.00 MCYDSNB 25% $1,065.00 HSBC/NEIMN 24% $212.00 FEB/FRYS 23% $1,573.00 DISCOVER FIN SVCS LLC 23% $987.00
Your loan will attract many more investors if you verify your income with Lending Club. You can contact LC by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents will tell you, you don't need to verify. Sometimes you might need to hint to the agent that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of full funding. No response needed, just giving you some info. Thank You and Happy Holidays!	Thank you for that tip, I will give LC a call next week. Happy holidays to you!
You listed just over a $11K in debt you would like to consolidate. Your credit report says you have more revolving debt out there. Can you also give us the other debts (amounts) you are carrying?	I have a $24,000 car loan and about $28,000 student loan that is being paid off.

Member Payment Dependent Notes Series 607827

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607827	$3,500	$3,500	6.54%	1.00%	December 22, 2010	December 23, 2013	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607827. Member loan 607827 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Holmes Murphy	Debt-to-income ratio:	14.80%
Length of employment:	1 year	Location:	Dallas, TX

Home town:
Current & past employers:	Holmes Murphy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/09/10 > This loan is for an engagement ring. The ring will cost $10,200 and I have enough cash to pay off the rest after my loan is approved. I have already put down a $1,000 security deposit on the ring. I’m just looking to finalize my payment with better financing. I have never been delinquent on a loan or my rent. I also have great credit and low debt. I’m looking to get engaged on Christmas Day! If you have any questions please feel free to ask. Borrower added on 12/09/10 > This loan is for an engagement ring. The ring will cost $10,200 and I have enough cash to pay off the rest after my loan is approved. I have already put down a $1,000 security deposit on the ring. I’m just looking to finalize my payment with better financing. I have never been delinquent on a loan or my rent. I’m looking to get engaged on Christmas Day! If you have any questions please feel free to ask. Borrower added on 12/10/10 > And it looks like my Credit Review just got approved from the Lending Club! Thanks to all that have invested! If anyone needs any questions answered please let me know!

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$90.00	Public Records On File:	0
Revolving Line Utilization:	1.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You have a couple of credit inquiries in the last 6 months. Can you please, provide the aim of those requests? Thank you!	I was looking for a 0% APR on a credit card for corporate travel. I am able to earn points and be reimbursed from the company. It is a was a win win situation. I have also been looking at several different loan options trying to find the lowest interest rate. As you can see the inquires do not affect my credit score as my score is 748. If there is anything else I can answer please don't hesitate to ask!

Member Payment Dependent Notes Series 608118

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608118	$15,000	$13,250	6.54%	1.00%	December 24, 2010	December 23, 2013	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608118. Member loan 608118 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Coverstar, LLC	Debt-to-income ratio:	9.98%
Length of employment:	8 years	Location:	Spanish Fork, UT

Home town:
Current & past employers:	Coverstar, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,795.00	Public Records On File:	0
Revolving Line Utilization:	58.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Coverstar?	I am the director of IT.
Is this Joe Millward?	No, it is not.
Are you going to verify your income with Lending Club?	Nobody from Lending Club has asked me to verify my income, but I will gladly do so if they need me to.

Member Payment Dependent Notes Series 608120

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608120	$6,400	$6,400	5.42%	1.00%	December 23, 2010	December 23, 2013	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608120. Member loan 608120 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,667 / month
Current employer:	Columbia College Chicago	Debt-to-income ratio:	9.72%
Length of employment:	3 years	Location:	Chicago, IL

Home town:
Current & past employers:	Columbia College Chicago
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/09/10 > ok

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	58
Revolving Credit Balance:	$1,276.00	Public Records On File:	0
Revolving Line Utilization:	11.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Columbia College Chicago?	Instructor

Member Payment Dependent Notes Series 608383

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608383	$10,800	$10,800	10.36%	1.00%	December 22, 2010	December 29, 2013	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608383. Member loan 608383 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Signature Bank	Debt-to-income ratio:	15.49%
Length of employment:	2 years	Location:	Dayton, NJ

Home town:
Current & past employers:	Signature Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/15/10 > I racked up some credit card debt during college. Irresponsible, I found out in retrospect. Now that I'm more responsible, I want to be done with it, and after some research I decided this would be the best way to retire the debt. You can expect timely payments, as well as prepayments when possible on my part. You can have faith that your money is wisely invested and that you will definitely see a monthly returns.

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,363.00	Public Records On File:	0
Revolving Line Utilization:	86.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Signature Bank, and where did you work prior to that?	I work in back office accounting. Prior to that I was at JP Morgan.
Your LC application indicates your revolving Credit Balance is $18,363.00. Yet you are asking for just over 10K. What are the balances and rates of the CC debt you are trying to consolidate with this LC loan? Thank you!	One is roughly $5k, with an outrageous APR of 19.99%, the other is around $4k, at 12.99%. I will use the remainder to pay down the third and final card which I have negotiated down to 9.99%, then make regular payments with the creditor. I had originally applied here for an $18k loan, but the APR came back at over 16%, so I figured I'd take $10k, pay down balances with higher interest rates, and then continue paying down the third through the creditor.
I understand your desire to consolidate existing debt -- has anything occured to avoid accruing new debt?	Yes. My income has increased considerably which helps me to avoid borrowing. Also I follow a strict debit card only policy.
Thank you, I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	You can put your mind at ease. I want to retire this debt, if I didn't I'd probably just let the credit cards eat the loss...but it was my fault to get into this mess and I will get myself out of it.

Member Payment Dependent Notes Series 612043

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612043	$12,000	$12,000	13.72%	1.00%	December 23, 2010	December 27, 2013	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612043. Member loan 612043 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Cartridge World	Debt-to-income ratio:	18.44%
Length of employment:	2 years	Location:	bothell, WA

Home town:
Current & past employers:	Cartridge World
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/14/10 > I am looking to consolidate my debt into one place. Right now I have various balances spread over 5 locations. Even though my APR will be higher on some balances and lower on others, I would rather pay a single monthly payment rather then many. My debt has been an accumulation of dental bills for my husband and wedding expenses. We currently live below our means and working to pay off our accumulated debt has become the priority. I have a stable job which I have been at for 2.5 years. It is a small business which is doing well and I don't foresee any employment problems. My gross monthly income is about 2,500 and my husbands is about the same. We rent an apartment with a roommate so our rent expenses are low. If there are any questions you may have please let me know! Borrower added on 12/15/10 > Monthly Expenses Rent: 770 Other (including utilities, cell phone, and car insurance): 370 Hope this helps!

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,031.00	Public Records On File:	0
Revolving Line Utilization:	83.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 614481

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614481	$20,000	$20,000	16.32%	1.00%	December 22, 2010	December 22, 2015	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614481. Member loan 614481 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	MJBmc LLC	Debt-to-income ratio:	16.15%
Length of employment:	4 years	Location:	WAUKESHA, WI

Home town:
Current & past employers:	MJBmc LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/14/10 > We really need this loan to continue to find our way out of debt. We would like to use this to pay off the loans listed below and to pay a smaller monthly payment which is not revolving debt but a payment made to those who have been so gracious to fund this effort. Thank you in advance for your investment.

A credit bureau reported the following information about this borrower member on November 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	32
Revolving Credit Balance:	$8,582.00	Public Records On File:	0
Revolving Line Utilization:	49.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Total Balance on Mortgage - $206,683 HELOC - none Current Market Value - $198,000
What is MJBmc LLC and what do you do there?	MJBmc, LLC is a business consulting firm. I am the Operations Manager and a consultant for the business. We provide strategic and operational consulting for companies.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	The loan will be used to pay off the following debts: Personal Loan - $15000 - $750/month (20%) MBNA Loan - $1938 - $263/month (24%) Citicards - $1380 - $40/month (19%)
What was the inquiries within the last 6 months	The inquiries within the last 6 months were shopping for a loan to help with debt consolidation. We tried the traditional banks before we tried Lending Club.

Member Payment Dependent Notes Series 617034

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617034	$6,000	$6,000	6.54%	1.00%	December 24, 2010	December 27, 2013	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617034. Member loan 617034 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,424 / month
Current employer:	Baylor Health Care Systems	Debt-to-income ratio:	4.97%
Length of employment:	< 1 year	Location:	LEWISVILLE, TX

Home town:
Current & past employers:	Baylor Health Care Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/16/10 > I plan to use this loan to help pay off money needed for a divorce. I have a very good stable job and make all my bill payments regularly on time. My job also offers lots of oppurtunity for extra shifts which means extra money, should I want to pay off my loan faster!

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	47
Revolving Credit Balance:	$7,404.00	Public Records On File:	0
Revolving Line Utilization:	36.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Baylor Health Care Systems and where did you work prior to that?	I am a registered Respiratory therapist. Prior to working at Baylor I was a critical care registered respiratory therapist for 4 years at St. mary's Medical Center in Evansville, IN.

Member Payment Dependent Notes Series 618048

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618048	$16,750	$16,750	9.25%	1.00%	December 24, 2010	December 24, 2015	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618048. Member loan 618048 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	n/a	Debt-to-income ratio:	13.23%
Length of employment:	n/a	Location:	Sacramento, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/10/10 > I have savings that I do not wish to touch as it is making a nice bit of interest. This money will allow me to do what I want without going into my savings (an IRA). It would cost me taxes and my interest to take use that money. This is just a better financial choice for me. Borrower added on 12/13/10 > I wish to consolidate my higher interest credit cards and free up my income to meet increasing costs of living. I could do that with my IRA, however, I get a nice interest check from that each month. I do not wish to dip into that money. After talking it over with my financial advisor, this is my best choice. As you can see, I am a good risk.

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1986	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	73
Revolving Credit Balance:	$18,603.00	Public Records On File:	0
Revolving Line Utilization:	32.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Type your answer here. Retirment and interest from my investments.

Member Payment Dependent Notes Series 618229

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618229	$6,000	$6,000	8.88%	1.00%	December 22, 2010	December 30, 2013	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618229. Member loan 618229 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,917 / month
Current employer:	n/a	Debt-to-income ratio:	1.41%
Length of employment:	n/a	Location:	Phoenix, AZ

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/16/10 > This loan is to help me cover part of the associated costs of an elective surgery. As I have to fly out of state for the surgery, the loan will be used to cover associated travel costs, post-surgery care, medication, and also half of the surgeon's fees. The other half, and other fees associated with the procedure, have already been paid with funds from my savings account. I have a stable job as a graduate student and a stable monthly income of ~$1500 from my graduate student salary. I currently pay $400/mo in rent, $100-$150/mo on utilities, but will be moving in January to rent a room with $375/mo, including utilities. Other than that, I pay $60/mo on my cell phone bill, $300/mo on groceries (I don't eat out much), $40/mo on gas and motorcycle insurance, $20/mo on sports activities and equipment, and $100/mo on miscellaneous things (parking, movies, ice cream at the mall, etc). I also have budgeted ~$400/mo to put into my savings account, part of which will now be used for the monthly payments of this loan. I don't have any credit card debt or any other loans. It is very important to me to pay my bills on time and to remain debt free. I went through my budget literally ten times to make sure that I can afford the monthly payments for this loan and still have a little bit of money to spare at the end of each month. Borrower added on 12/16/10 > I could put all those charges on my credit card, however the interest rate for this loan is 3%-points that on the credit card. And I'm also using this opportunity to build and diversify my credit profile (I was told a personal loan can help build one's credit worthiness). As far as I know, my credit score is in the low 700's already, but improving that certainly does not hurt.

A credit bureau reported the following information about this borrower member on November 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	48
Revolving Credit Balance:	$929.00	Public Records On File:	0
Revolving Line Utilization:	8.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 618925

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618925	$25,000	$25,000	13.72%	1.00%	December 28, 2010	December 28, 2015	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618925. Member loan 618925 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	us post office	Debt-to-income ratio:	15.92%
Length of employment:	10+ years	Location:	riverdale, GA

Home town:
Current & past employers:	us post office
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,314.00	Public Records On File:	0
Revolving Line Utilization:	52.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	110,000
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 350 loans listed; 500 loans listed today. Not all loans 100 pct fund, especially $15K - $25K sizes. Your 14-day listing includes 12/23 to 01/02 Holiday portion is traditionally slowest for loans funding. Loans 60 percent plus funded when time expires automatically are eligible for issue. When your time expires, IF loan 60 percent plus funded, will you accept the partially funded loan? (More advantageous to accept partially funded, lower APR interest loan and pay off higher APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list another loan.) Best wishes that your loan is quickly 100 pct funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	i need the $25 thousand for home improvemnt 5-yrs loan repayment
Can you please answer both questions on mortgage balance and property value? Thanks.	$110,000 bal property value $120,000
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; today is 500 listed. Not all loans 100 percent fund especially $15K - $25K sizes. Your 14-day listing includes 12/23 to 01/02 Holiday portion is traditionally slowest for loans funding. Loans 60 percent plus funded when time expires are automatically eligible for issue. When your time expires, IF loan 60 percent plus funded, will you accept the partially funded loan? (More advantageous to accept partially funded, lower APR interest loan and pay off portion higher APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list another loan.) Best wishes that your loan is quickly 100 pct funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	machanic for uspo
Could you let us know what type of home improvements you are planning on doing with this loan? Thank you	New roof, new carpet, and do some painting ,new doors
How do you feel the $578 payment fits into your monthly budget? That seems like a pretty big payment every month and I would feel more comfortable funding this loan if you stated that you have that amount "free" in your current budget. Thanks for answering.	I have that amount free in my budget to pay every month
I hope this is not the case, but if your loan does not fully fund before expiration. What do you intend to do, accept the loan at current funding, re-list, or something else? Thank You	i will re-list or check with my bank

Member Payment Dependent Notes Series 619649

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619649	$12,000	$12,000	6.91%	1.00%	December 22, 2010	December 21, 2013	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619649. Member loan 619649 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,200 / month
Current employer:	Fairfax Hospital	Debt-to-income ratio:	17.92%
Length of employment:	< 1 year	Location:	Kirkland, WA

Home town:
Current & past employers:	Fairfax Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > I am a working single mother of two, and have one with special needs. I have worked hard to manage my money and budget since my husband moved out two years ago. I just want a clean start and to make one payment. Our divorce is going to be going to be final this month. If you look at my credit report, you will see that I have never missed a payment on any of my cards. My Honda got paid off in September. I take a lot of pride in paying my bills. Please consider helping me get a fresh start. I attempted going to a local loan agency and they quoted a ridiculous (24.9%) rate! I am good for this loan and can gurantee it will be paid on time, every month! Thank you for your time and consideration! Borrower added on 12/13/10 > I wanted to add an update. I just got ready to pay my bills and am in better shape that I thought. If I could just get a loan of $8000, that will cover everything! It turns out not charging and paying more than the minimum is really making a difference! Please consider helping me with my loan. Thank you. Borrower added on 12/20/10 > There was something wrong with my computer last night and I want to be able to respond to the question. I accumulated much of this debt when I was travelling between WA and AK when my mother was sick and still had many expenses for my daughter's treatment for Autism Spectrum Disorder. I am currently a Clinical Therapist for an adult unit at a psychitric hosptial. Prior to that I worked at Regence Blue Shield for almost five years as a Medical Managment Coordinator where I managed the mental health and chemical dependency benefits for Federal Employees. I have also been an ER social worker and a renal social worker. I got my first job when i was 15 years old and have always worked to support myself and take care of my family. The public record is a bankruptcy in 2001. When my husband lost his job in 2001 in the tech fall out, our financial lives fell down around us. Even though I was working, it was not enough. We worked hard to rebuild our credit. I am financially responsibile for our two children, and do receive child support and mainteance at $1800 per month. I gave a list of my major expenses. I am not sure why the other part of the response got cut off. Please consider funding my loan. It would be such a blessing to my little family. Merry Christmas.

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	27
Revolving Credit Balance:	$8,182.00	Public Records On File:	1
Revolving Line Utilization:	42.80%	Months Since Last Record:	114
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Fairfax Hospital and where did you work prior to that?	Type your answer here. I am a clinical therapist for an adult unit for an inpatient psychiatric unit. Prior to that, I worked at Regence Blue Shield as Medical Management Coordinator for five years where I managed the mental health and chemical dependency benefits for Federal Employees and their dependents.
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, how much are you paying back now? Also, Number of credit card that you are not going to close by this loan. 2. The reasons that you accumulated this debt. 3. Public Record File. (Please look at your credit history of this listing.) 4. Your position at current company 5. Previous work experience 6. Itemized monthly expense 7. Anyone who you need to financially support, for example, your children. 8. Anyone who bring income into your household. Are they in debt? Thank you for answering my questions. Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, how much are you paying back now? Also, Number of credit card that you are not going to close by this loan. 2. The reasons that you accumulated this debt. 3. Public Record File. (Please look at your credit history of this listing.) 4. Your position at current company 5. Previous work experience 6. Itemized monthly expense 7. Anyone who you need to financially support, for example, your children. 8. Anyone who bring income into your household. Are they in debt? Thank you for answering my questions. I hope that it all works out.	Type your answer here.Renters insurance: $25; Jake kindergarten tuition: $175; 1/2 Nanny $500; AK Student Loan: $277; Sallie Mae: $378; City of Kirkland: $100; PSE (gas/electric): $125; Gas for car: $120. I am financially responsible for my children as I share custody with their father. There is noone else in my current household. I am not currently in a relationship. I am working hard to learn to stand on my own two feet. I truly hope you will consider funding my loan. It would be such a gift to me and my little family. Merry Christmas.

Member Payment Dependent Notes Series 620204

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620204	$10,000	$10,000	5.79%	1.00%	December 24, 2010	December 24, 2013	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620204. Member loan 620204 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	PBS&J	Debt-to-income ratio:	1.50%
Length of employment:	1 year	Location:	Orlando, FL

Home town:
Current & past employers:	PBS&J
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,284.00	Public Records On File:	0
Revolving Line Utilization:	5.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your purpose of this loan? Also, please explain your position at your company.	The purpose of the loan is to purchase a vehicle. I am currently an "Engineer I" at PBS&J. I work with a team primarily on the design of roadways and airport runways.
Would you please detail your monthly expenses? Please list each expense that you have throughout the month. Please also list the amount of disposable income available after expenses. Would you please describe your line of work? Would you please also indicate the level of stability your source of income should have over the next three years? Currently your listing does not show that your income is verified. Please contact Lending Club member services(support@lendingclub.com), and take the extra steps involved in verifying your income. Please also note that having your loan approved does not necessarily mean your income is verified, as Lending Club does not necessarily verify income as part of the approval process. So please contact member services and request that they verify your income. If your income has been verified, I would be happy to invest in your loan. Thanks	Monthly expenses include: $650 for rent. $70 for car insurance (Fathers car) $300-$400 for groceries. $45 for cable. $20 electric (small apt. a/c included w/ rent). $300 for gas. Approx. Disposable income is $1000-$1300/month. I am currently an Engineer I at PBS&J where I work with a team of professionals primarily on the design of roadways and airport runways as wells as drainage improvement associated with them. I expect secure employment due to the need for young engineers with computer aided design (CAD) skills. A skill that older proffesionals do not have or are not proficient. I will take the steps to have my income verified by lending club. Thanks.

Member Payment Dependent Notes Series 622000

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622000	$12,000	$12,000	8.88%	1.00%	December 22, 2010	December 19, 2013	December 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622000. Member loan 622000 was requested on December 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,250 / month
Current employer:	PIMCO	Debt-to-income ratio:	4.81%
Length of employment:	< 1 year	Location:	tustin, CA

Home town:
Current & past employers:	PIMCO
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2007	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,502.00	Public Records On File:	0
Revolving Line Utilization:	8.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is PIMCO and what do you do there? Where did you work prior to that?	I am working as a Sernior Qa Engineer .Its a fix income funds/Bonds company.I was working at Redbox before as a software test engineer.

Member Payment Dependent Notes Series 622844

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622844	$1,400	$1,400	18.54%	1.00%	December 28, 2010	January 4, 2016	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 622844. Member loan 622844 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,250 / month
Current employer:	marcy correctional	Debt-to-income ratio:	23.32%
Length of employment:	10+ years	Location:	new hartford, NY

Home town:
Current & past employers:	marcy correctional
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 19, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	66	Months Since Last Delinquency:	2
Revolving Credit Balance:	$3,084.00	Public Records On File:	0
Revolving Line Utilization:	99.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 623589

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623589	$25,000	$25,000	12.98%	1.00%	December 28, 2010	December 28, 2015	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623589. Member loan 623589 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,917 / month
Current employer:	Praxair	Debt-to-income ratio:	7.63%
Length of employment:	10+ years	Location:	Brentwood, CA

Home town:
Current & past employers:	Praxair
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,239.00	Public Records On File:	0
Revolving Line Utilization:	43.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Praxair?	Regional Director of Operations
Hi, I am interested in funding your loan. Can you please tell me what is the total dollar amount owed on your credit cards and from any personal loan debts? Thanks, Ron	approx. $20,000. This loan is to float us cash until we can cash stock options in the spring.
What is the purpose of this loan? How much value will this add to your property versus its cost? Do you believe this is a wise financial move given your DTI and revolving balance?	It will add great value to our house. We were transfered with my job and this is the only house we looked at in the area without a pool. It is brand new construction in a gated community and was $100,000 less than anything we looked at. The backyard is completely unfinished now and must be done within the first 6 months per the homeowner's association. We believe this is a good financial move based on my income alone. My wife is in the process of transferring her license in order to seek employment here also. We have always played the DTI safe.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	We have just purchased our home for $472....it's appraised price and we put 20% down. There are no other loans against the property.
What is your net monthly income and your $ monthly costs (mortgage, utilities, car, any CC debt/loans, phone/internet/cable, childcare/tuition costs as applicable)? Thanks for your answer to this Q.	income is 10,0000 per month net. Mortgage is 1800, utilities about 350, cc payments about 400, phone/internet/cable about 125, car payment about 300
What are your major monthly expenses (e.g., mortgage, car loans, student loans, child care, medical, etc.)? Please include approx values (e.g., mortgage - $x).	mortgage 1800, car loan 300, no student loans, cc about 400, utilities about 350, phone/internet/cable about 125
I hope this is not the case, but if your loan does not fully fund before expiration. What do you intend to do, accept the loan at current funding, re-list, or something else? Thank You	Accept at current funding.

Member Payment Dependent Notes Series 623871

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623871	$6,500	$6,500	5.42%	1.00%	December 22, 2010	December 27, 2013	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623871. Member loan 623871 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	n/a	Debt-to-income ratio:	17.61%
Length of employment:	n/a	Location:	Queensbury, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,103.00	Public Records On File:	0
Revolving Line Utilization:	27.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please would you tell us about yourself, your occupation, what precisely this loan is for, and why you prefer to borrow the money rather than use any savings you may have. Also, is your credit card debt increasing/decreasing over time?	I worked 25 years as a NYS correction officer.Retired with pension at 43 years old.I now work as a rural carrier for the post office as a substitute but seem to get close to 40 hours a week.I would prefer to keep savings account for emergencies.Credit card decreasing .

Member Payment Dependent Notes Series 624413

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624413	$2,600	$2,600	9.25%	1.00%	December 22, 2010	January 3, 2014	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 624413. Member loan 624413 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	CSC	Debt-to-income ratio:	9.73%
Length of employment:	2 years	Location:	Kansas City, MO

Home town:
Current & past employers:	CSC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/20/10 > i pay bills on time and have in the passed not held a balance on my credit cards. After moving into my own apartment I had to incur a few expenses that I couldn't budget overtime. Add in a few expenses to the car and my credit card was reaching the credit limit. I want to get back to not using barrowed money but in the time it will take me to do that the credit company will have made more money off me than what I'm happy with. This option seems like a much better avenue to help me save money. At least until I can put up my tax refund to get myself caught up.

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,214.00	Public Records On File:	0
Revolving Line Utilization:	33.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at CSC and where did you work prior to that?	I do IT work for internal operations of CSC. Before that I was a fresh out of college and sold office supplies then served at a restaurant for a month before getting the job with CSC.
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	My credit card has 2,800 balance at 17.87% APR. I have 18,000 in student loans I'm not looking to consolidate because I'm already getting a great rate on those loans. Not sure what you mean by questions 2. I had tried getting a 2nd credit card with 0% interest for balance transfers, but I was declined for that due to having to many revolving accounts.

Member Payment Dependent Notes Series 624804

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624804	$25,000	$25,000	18.17%	1.00%	December 24, 2010	December 23, 2015	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624804. Member loan 624804 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Oracle	Debt-to-income ratio:	15.76%
Length of employment:	5 years	Location:	Cupertino, CA

Home town:
Current & past employers:	Oracle
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/13/10 > I completed all the details of the application, verified email and bank account information along with answering the investor questions. Will call LC loan agent to provide more details as well.

A credit bureau reported the following information about this borrower member on December 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$99,892.00	Public Records On File:	0
Revolving Line Utilization:	88.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Oracle?	I am working as Senior Engineering Manager at Oracle managing the global product development groups with stable job and income.
Is any of your revolving credit balance a Home Equity Line of Credit?	no
Please list current debts, balances, and interest rate you are paying on each debt. Thank You. IBEW 595 RETIRED list current debts, balances and interest rate you are paying on each debt. Thank you.	This is visible from my credit history
Your loan will attract many more investors if you verify your income with Lending Club. You can contact LC by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents will tell you, you don't need to verify. Sometimes you might need to hint to the agent that you WANT to verify your income. If you do verify your income (send LC income documents) I know for a fact that most loans will receive funding much faster. No response needed, just giving you some info. Thank You!	I will call the LC loan agent and will confirm/verify my income as required on business days.
Sorry, my fault I didn't see that you already verified your income. Thank you	No Problem,I any case I will call the Lending Club agent and will verify the income as required.
Hi! I'm very interested in helping to fund your loan, but please contact Lending Club at support@lendingclub.com to verify your income. Thanks!	I did called LC Support and try to provide more info on this and the agent mentioned that LC credit team will contact me if required.
Please list you debts amount, interest rates, an monthly payments. Also please indicate which debts you are going to pay off. We do get to see your credit report. Please itemize your monthly expenses. You are carrying about $100k in RCB. That's a big chunk of change. What are you doing to eliminate this debt and the spending habits that got you there?	I have assets and stocks waiting to sell and clear some of the RCB, it's not accurate that I have 100K RCB now.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 350 loans listed; 500 loans listed today. Not all loans 100 pct fund, especially $15K - $25K sizes. Your 14-day listing includes 12/23 to 01/02 Holiday portion is traditionally slowest for loans funding. Loans 60 percent plus funded when time expires automatically are eligible for issue. When your time expires, IF loan 60 percent plus funded, will you accept the partially funded loan? (More advantageous to accept partially funded, lower APR interest loan and pay off higher APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list another loan.) Best wishes that your loan is quickly 100 pct funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	Here are my answers as follows. 1. Senior Engineering Manager at Oracle, manages the product development and positioning of the products to Oracle customer through Sales and Product Teams. 2. Payback in 2 to 3 years time frame 3. Yes, will accept partial funding as I am trying to consolidate credit cards any interest saving is plus even with partial funding and early pay back. Thanks
A question was asked earlier "Please list current debts, balances, and interest rate you are paying on each debt." and your response was "This is visible from my credit history" I just wanted to let you know that we (investors) can not see your detailed credit report, we only see partial and that does not include who you owe and how much it only shows us a RCB total. Your loan is not moving along like it should. Perhaps if you listed current debts, balances, and interest rates more investor would get off of the fence. Thank you and good luck. I'm invested in your loan so I want your loan to fully fund.	I have good credit and job, also fw credit cards with RCB which I want to get ride of with this loan. Sorry to say that I can do on this public forum as I provided all the details to Lending Club and as per their membership agreement. Thanks for your time.
You were asked to list your debts not you pin numbers. Please list the amount, interest rate, and your monthly payments. If you choose not to answer these questions many will choose not to fund your loan. Thank You	I have 3 credit cards with high interest. Please see the break down as requested. Amount Interest Rate Monthly Payment 1. 6000 28% 350 2. 13000 18% 398 3. 6000 19% 289 I want to take the loan to consolidate and save $300 a month from the pay off and improve my credit rating.
I REALLY REALLY REALLY WANT TO FUND YOUR LOAN. PLEASE ANSWER THIS QUESTION, WHICH IS SIMILAR TO WHAT YOU HAVE BEEN REPEATEDLY BEEN ASKED AND HAVE NOT ANSWERED SO FAR! For EACH debt you plan to pay off with this >20% LC Loan, please itemize the AMOUNT of that particular debt and the RATE for that particular debt. If any are significantly under 20%, please provide a fiscally responsible reason why you want to pay >20% on that debt instead of your current lower rate [NB: A desire not to have to check more than one box a month on your "bill pay" is not, in my view, "a fiscally responsible reason" for paying a higher rate.]	Please see the break down as follows on credit card balances and monthly payments. Amount Interest Rate Monthly Payment 1. 6000 28% 359 2. 13000 19% 398 3. 6000 18% 289 With LC loan I save close $300 a month on interest towards pay off.
Suit yourself, don't be surprised if your loan does not fully fund. Good Luck. Have Happy Holidays!	Thanks you and you too have a Happy Holidays. Do you have any questions to me?
What actions have you taken (other than requesting this loan) to further reduce your debt and maintain it at a lower level moving forward?	Cut down my vacation and also living within the means to be debt free in next 2 years, paid both the cars and counting every cent I spend with at-most care.
Your credit report is saying you have $100K in revolving debt. If this is not accurate, what is the correct number?	that is not accurate as 55K is Helco Loan and rest is car and i am taking 25K from this loan to close some credit cards to save $250.00 a month to pay down other debt.

Member Payment Dependent Notes Series 625272

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625272	$15,000	$15,000	6.91%	1.00%	December 23, 2010	December 23, 2013	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625272. Member loan 625272 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Cisco Systems, Inc.	Debt-to-income ratio:	12.01%
Length of employment:	3 years	Location:	San Jose, CA

Home town:
Current & past employers:	Cisco Systems, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/09/10 > This consolidation loan will primarily be used to decrease my DTI ratio and move the revolving balance I've been carrying to an installment loan to boost my credit score. My lease is up in February and I intend to finance a vehicle at a lower payment than my current lease, and carrying a balance on an installment loan rather than a revolving balance will help me get a lower rate.

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	31
Revolving Credit Balance:	$14,266.00	Public Records On File:	0
Revolving Line Utilization:	31.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to know, if you would have any trouble paying back the loan on time? Also, do you plan on paying it back early? What do you do at Cisco?	I do intend to pay it back early as it will be my highest rate debt obligation (the other two are student loans and vehicle financing). I will not have trouble paying this off. I could pay it off with my income now, but as it stands I will be freeing up an additional ~$1200/mo. come March or so. Hope this answers your question, and thanks for your interest!
Hi could you please explain your delinquency about 31 months ago?	Yes, gladly. I consolidated my student loans through one lender (Chase) in early 2008. I hadn't received a coupon book for paying the loan or any information back from the lender, despite the loan being approved. When it showed up on my credit report, I called them to ask when I would receive the coupon book. The response was "soon". Two months later, still having never heard from them, they reported that I was delinquent on the loan. Over the course of many, many phone calls to Chase, I came to find out that a clerk had input my address incorrectly, which Chase acknowledged. They also, however, refused to reconcile the delinquent payment with the credit bureaus. Because I did not intend to seek credit for at least two years, I decided pursuing it wasn't worth the stress & hassle. For this reason I'll also never do business with Chase again - but don't allow me to soapbox here! :) Thanks for the interest in my loan. Hope this helps explain the circumstance. It was not due to financial difficulty or anything like that.

Member Payment Dependent Notes Series 625310

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625310	$25,000	$24,625	13.35%	1.00%	December 28, 2010	December 27, 2015	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625310. Member loan 625310 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,083 / month
Current employer:	BP	Debt-to-income ratio:	11.65%
Length of employment:	10+ years	Location:	LONG BEACH, CA

Home town:
Current & past employers:	BP
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,334.00	Public Records On File:	0
Revolving Line Utilization:	56.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 625484

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625484	$15,000	$15,000	18.54%	1.00%	December 22, 2010	December 22, 2015	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625484. Member loan 625484 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	Neuberger Berman LLC	Debt-to-income ratio:	5.97%
Length of employment:	1 year	Location:	NEW PROVIDENCE, NJ

Home town:
Current & past employers:	Neuberger Berman LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/08/10 > Hi I am looking for a loan to consolidate high interest debt and reduce the monthly payments. I wanted to try out lending club instead of a high interest personal loan from one of the banks. I hope this gets funded. thanks! Borrower added on 12/14/10 > For Member_584013 The income and credit score have already been verified by lending club prior to approval.

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	7	Months Since Last Delinquency:	9
Revolving Credit Balance:	$22,958.00	Public Records On File:	0
Revolving Line Utilization:	52.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Neuberger Berman LLC and where did you work prior to that?	Hi...I work for Technology operations at Neuberger Berman. Prior to NB, I worked at Wipro Tech an IT services company for 10 years.
What is Neuberger Berman and what is your position there? Secondly, what was your delinquency 9 months ago?	Hi Neuberger Berman is an asset and wealth management firm based out of NYC and I work as a senior engineer with the tech operations of the firm. The deliquency happened on an auto loan as we happened to be out of the country at the time and we ended up missing a payment.
Hi! I'm very interested in helping to fund your loan, but please contact Lending Club at support@lendingclub.com to verify your income. Thanks!	I will do so.

Member Payment Dependent Notes Series 626149

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626149	$5,000	$5,000	9.25%	1.00%	December 28, 2010	January 4, 2014	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 626149. Member loan 626149 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,200 / month
Current employer:	Interstate Mechanical	Debt-to-income ratio:	3.13%
Length of employment:	< 1 year	Location:	Goodyear, AZ

Home town:
Current & past employers:	Interstate Mechanical
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 626538

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626538	$15,000	$9,475	6.54%	1.00%	December 22, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626538. Member loan 626538 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	citation air	Debt-to-income ratio:	6.17%
Length of employment:	6 years	Location:	ft. lauderdale, FL

Home town:
Current & past employers:	citation air
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/04/10 > I am full time pilot and Certified Flight Instructor. I fly for a well known fractional jet company. My business consists of private flight instruction in the Virginia Beach areas. Our due diligence has been completed and we are now ready to purchase our first airplane. I have been currently offering my instruction for an hourly fee through the use of a local flying club. Fortunately, the club is now interested in selling off their plane and transferring the current students over to us. This will be the first of what we consider a successful operation. If more details are required feel free to email me and I will be happy to provide more details.

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,922.00	Public Records On File:	0
Revolving Line Utilization:	30.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding this loan, however could you answer a few questions how long have you been in business? and what is your customers monthly credit card volume	Hello, Thank you for your question. I have been a flight instructor for 12 years. During that time I have been the Chief Flight Instructor of the current flying club for 3 years. So to answer your first question, I have been in business for 3 years with the current outfit. I am not sure how to answer your second question as I do not have access to that information. I can tell you many customers pre pay in what is called block time. This is a minimum credit card charge of $1500. I hope this helps...

Member Payment Dependent Notes Series 626749

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626749	$14,500	$14,475	6.91%	1.00%	December 23, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626749. Member loan 626749 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,958 / month
Current employer:	n/a	Debt-to-income ratio:	24.51%
Length of employment:	n/a	Location:	Orangeville, IL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/11/10 > Paying off higher rate credit cards to pay them off faster. Making the same payments as before just lower interest rate. Borrower added on 12/11/10 > Worked for the same company for 11 years now.

A credit bureau reported the following information about this borrower member on December 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,751.00	Public Records On File:	0
Revolving Line Utilization:	41.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Newell Rubbermaid

Member Payment Dependent Notes Series 626917

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626917	$9,600	$8,900	6.91%	1.00%	December 22, 2010	December 21, 2013	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626917. Member loan 626917 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	Dentaquest	Debt-to-income ratio:	19.15%
Length of employment:	10+ years	Location:	brighton, MA

Home town:
Current & past employers:	Dentaquest
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$70,049.00	Public Records On File:	0
Revolving Line Utilization:	53.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi there, could you explain the high revolving credit balance? What credit card balances and interests are you planning to consolidate with this loan? Thanks and good luck with this loan.	We had purchased some larger ticket items within the past couple of years. The largest purchase was to replace all of the windows in our house with Newpro windows to take advantage of the energy tax credit in 2009. With the changes in the credit card reform act the loophole was that as long as crediti card companies announced the changes that they could hike up the rates so the interest rates increased significantly in 2010 which is the reason I am looking to consolidate variable interest into a fixed loan. Hope this helps and thanks for your support.

Member Payment Dependent Notes Series 626978

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626978	$15,000	$10,875	9.99%	1.00%	December 22, 2010	December 17, 2015	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626978. Member loan 626978 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,958 / month
Current employer:	A-1 AUTOMOTIVE REFINISH SUPPLY	Debt-to-income ratio:	11.95%
Length of employment:	2 years	Location:	Tucson, AZ

Home town:
Current & past employers:	A-1 AUTOMOTIVE REFINISH SUPPLY
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/03/10 > THIS LOAN IS FOR DEBT CONSOLIDATION PURPOSES ONLY. I WISH TO HAVE ONE EASY MONTHLY PAYMENT INSTEAD OF THE HASSLE OF MULTIPLE BILLS. I WORK FULL TIME 40-50 HOURS A WEEK AT A VERY BUSY AUTOMOTIVE REFINISH SUPPLY COMPANY IN TUCSON ARIZONA. I AM A HARD WORKER AND ALWAYS PAY MY BILLS ON TIME. THANK YOU FOR YOUR CONSIDERATION.

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,584.00	Public Records On File:	0
Revolving Line Utilization:	16.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 627199

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627199	$15,000	$15,000	8.88%	1.00%	December 27, 2010	December 29, 2013	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627199. Member loan 627199 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Child Care Council od suffolk	Debt-to-income ratio:	10.48%
Length of employment:	3 years	Location:	DEER PARK, NY

Home town:
Current & past employers:	Child Care Council od suffolk
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	31
Revolving Credit Balance:	$11,384.00	Public Records On File:	0
Revolving Line Utilization:	42.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Child Care Council od suffolk?	I register and regulate home based daycares and after school programs.
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, how much are you paying back now? Also, Number of credit card that you are not going to close by this loan. 2. The reasons that you accumulated this debt. 3. Delinquencies. (Please look at your credit history of this listing.) 4. Your position at current company 5. Previous work experience 6. Itemized monthly expense 7. Anyone who you need to financially support, for example, your children. 8. Anyone who bring income into your household. Are they in debt? Thank you for answering my questions.	The purpose of this loan is to py off one big credit card that i have which is at 9000 and a student laon which is at 2000. I accumulated this debt because of mving expenses as well as school expenses while i was working on my masters degree. I am currently at my job for 3 years. I register and regulate home based daycares and afterschool programs. I do not have any other household members that help me financially and i do not have any children.

Member Payment Dependent Notes Series 627230

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627230	$15,000	$15,000	5.79%	1.00%	December 27, 2010	December 27, 2013	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627230. Member loan 627230 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	Capstone Planning and Control	Debt-to-income ratio:	7.44%
Length of employment:	5 years	Location:	KENT, WA

Home town:
Current & past employers:	Capstone Planning and Control
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,903.00	Public Records On File:	0
Revolving Line Utilization:	27.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Capstone Planning and Control?	Senior Consultant for them doing Project Controls work
You make 10,833 monthly and need money? That is a lot of money why do you need more? Lenders need more info than that.	Loan is for debt consolidation. Thanks!
Please list the debts you plan to consolidate with this loan.	American Express, Bank of America Mastercard & Capital One Card dept consolidation. Thanks!

Member Payment Dependent Notes Series 627462

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627462	$16,000	$13,625	9.25%	1.00%	December 22, 2010	December 18, 2013	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627462. Member loan 627462 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,917 / month
Current employer:	ConocoPhillips	Debt-to-income ratio:	8.40%
Length of employment:	5 years	Location:	davis, CA

Home town:
Current & past employers:	ConocoPhillips
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/04/10 > Trying to get out of credit card debt Borrower added on 12/04/10 > Trying to get out of credit card debt Borrower added on 12/04/10 > Trying to get out of credit card debt Borrower added on 12/04/10 > My family and I are trying to get out from under credit card debt. With a new baby in the family, we want a fresh start by paying off our debt with a lower APR and save up for the future. Your loan would be a great help. Thanks

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,794.00	Public Records On File:	0
Revolving Line Utilization:	80.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at ConocoPhillips?	I'm a chemist in the Quality Control lab.
What actions have you taken (other than requesting this loan) to further reduce your debt and maintain it at a lower level moving forward?	First, I wrote up a budget that I'm going to follow. This allows me to keep track of my expenses and plan for some savings. Also, I no longer use my credit cards. If I don't have cash on hand, I won't make a purchase.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	I personally have 3 credit card balances that I want to pay off: Chase: 2700 with a 21.24 APR Amazon: 2700 with 19.24 APR Citi Bank: 1130 with 20.99 APR ~I tend to make payments from 100-200 dollars a month This loan will also help my sister pay off her credit card debt: Amazon: 6000 with 20.24 APR Chase: 1830 with 13.24 APR Chase Freedom: 1200 with 23.24 APR ~She tends to make 100 dollar payments a month Total debt of 15560
Your Transunion credit report shows a balance across all your credit cards of $3800, yet you are asking for $16K. Please explain what you are going to do with the extra cash? Since you say you are paying down credit cards, please list out the credit cards, balances and interest rates. Thanks	I actually have 6530 in credit card debt. Chase: 2700 with 21.24 APR Amazon: 2700 with 19.24 Citi: 1130 with 20.99 The rest of the loan will go to help pay my sister's credit card debt. Amazon: 6000 with 20.24 APR Chase: 1830 with 13.24 APR Chase Freedom: 1200 with 23.24 APR

Member Payment Dependent Notes Series 627586

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627586	$25,000	$17,700	9.99%	1.00%	December 22, 2010	December 18, 2013	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627586. Member loan 627586 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	n/a	Debt-to-income ratio:	19.83%
Length of employment:	10+ years	Location:	lincoln, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1987	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$84,067.00	Public Records On File:	0
Revolving Line Utilization:	37.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 627664

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627664	$15,000	$15,000	6.54%	1.00%	December 23, 2010	December 23, 2013	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627664. Member loan 627664 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,958 / month
Current employer:	Clifford-Jacobs Forgiing Co.	Debt-to-income ratio:	15.89%
Length of employment:	10+ years	Location:	Mahomet, IL

Home town:
Current & past employers:	Clifford-Jacobs Forgiing Co.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/10/10 > This loan will be used to sell a house for which I owe more to my mortgage company than it is worth. When the house sells, I will need about $15,000 for closing costs and to pay off the mortgage. Prospects for sale at a price that would attract investment buyers is excellent. I have had one offer to buy already. I have enough room in my budget to cover all monthly costs for my current mortgage, taxes, and upkeep, PLUS the monthly payment on this Lending Club loan. I work as an IT Manager for a ninety-one year old metal parts manufacturer with customers in the mining, aerospace, and heavy equipment industries. We are growing quickly as of late, despite the current national economic woes, largely because of a large upswing in the mining industry. I have fifteen years of service with my company, and I am excited to be a part of our plans for future growth. I feel very confident in my ability to repay this loan and preserve my excellent credit rating. Happy Investing! Sincerely, GTH

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$56.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Are you selling your primary residence? If so, are you moving to another house with a mortgage or will you be renting. Please list the mortgage details or monthly rent.	I am currently renting. I am also selling my house. All my expenses -- including the $460/month to repay this loan -- will fit into my budget with room to spare, even if my house does not sell for a few months. I just would be money ahead to borrow this money in order to get out from under the approximately $1000 / month in costs associated with owning the house.
Reading your Loan Description, it is unclear whether you are selling the house you live in, or perhaps you have 2 houses and 2 mortgages. Please clarify which is the case and why so.	I am currently renting. I am also selling my (one) house. All my expenses -- including the $460/month to repay this loan -- will fit into my budget with room to spare, even if my house does not sell for a few months. I just would be money ahead to borrow this money in order to get out from under the approximately $1000 / month in costs associated with owning the house.

Member Payment Dependent Notes Series 627671

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627671	$3,100	$3,100	13.35%	1.00%	December 24, 2010	January 3, 2014	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 627671. Member loan 627671 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	Houston Independent School District	Debt-to-income ratio:	24.85%
Length of employment:	< 1 year	Location:	Houston, TX

Home town:
Current & past employers:	Houston Independent School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/20/10 > I'm using this loan to consolidate store credit cards, and receive a lower interest rate.

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	10
Revolving Credit Balance:	$2,814.00	Public Records On File:	0
Revolving Line Utilization:	78.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 627766

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627766	$20,000	$20,000	6.17%	1.00%	December 22, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627766. Member loan 627766 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,750 / month
Current employer:	West Suburban Bank	Debt-to-income ratio:	10.53%
Length of employment:	10+ years	Location:	North Aurora, IL

Home town:
Current & past employers:	West Suburban Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,677.00	Public Records On File:	0
Revolving Line Utilization:	17.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Great credit score, congratulations. Is this loan for your wedding or a relatives? If it is yours, you you please give some details regarding your future spouse. Also, whens the wedding?	The wedding is for my only child. Date is not yet firm but October/November of 2011. Thanks for the kudos on my credit score!
Thanks for the answer. I will loan a couple hundred, but would loan more if you have your income verified.	Thank you, I appreciate it very much!
Please would you tell us about yourself, your occupation, and why you prefer to borrow the money rather than using any savings you may have.	My savings is for my retirement and my choice is not to use it. I am a Human Resources executive and have been working in this field for about 20 years; in the workforce for roughly 36 years.. Single (divorced) and have only one child.

Member Payment Dependent Notes Series 628341

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628341	$19,000	$19,000	18.54%	1.00%	December 22, 2010	December 22, 2015	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628341. Member loan 628341 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	Wacker Silicone	Debt-to-income ratio:	10.04%
Length of employment:	2 years	Location:	Adrian, MI

Home town:
Current & past employers:	Wacker Silicone
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/09/10 > This loan is to consolidate two credit cards and a personal loan. The one credit card I do have is for $15,000, this is what I owe from my divorce. My job is very stable, I'm the EHS&S engineer for a chemical production company.

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	44
Revolving Credit Balance:	$16,407.00	Public Records On File:	0
Revolving Line Utilization:	46.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Wacker Silicone and what do you do there? Where did you work prior to that?	We are a German owned Chemical Company, with various sites in the U.S. I'm the Environmental Health, Safety, and Security Engineer. Worked for a Home Infusion company in Ann Arbor for 7 years.
Would you please describe each debt you wish to consolidate (how much, to whom owed, and current interest rate) and tell us what your position is with Wacker Silicone? Also, do you have any hope or plan to buy a house in the foreseeable future? Thanks for your cooperation.	I owe $15,000 to Bank of America CC, with a 21% interest rate, I owe a couple other CC (Credit One, Citi), and a personal loan. My position is the Environmental Health, Safety and Security Engineer. Currently I'm attending college, getting my bachelor degree in EHS&S. After I get this degree I will be looking at buying a house. Probably a couple years down the road.
Hi! I'm very interested in helping to fund your loan, but please contact Lending Club at support@lendingclub.com to verify your income. Thanks!	I have already sent in my last 2 pay stubs to the credit department to lending club.
I really hope your loan fully funds, but if it doesn't and it reaches at least 60%, will you be accepting the loan? (so many loans and not enough investors)	It will depend on what the monthly payment ends up being. Most likely I will still accept the loan. Thank you Sean

Member Payment Dependent Notes Series 628500

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628500	$12,400	$12,400	9.99%	1.00%	December 23, 2010	December 31, 2013	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628500. Member loan 628500 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	The PrivateBank	Debt-to-income ratio:	17.13%
Length of employment:	4 years	Location:	Chicago, IL

Home town:
Current & past employers:	The PrivateBank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/17/10 > I need the loan to pay off some high interest credit card debt. I have a very secure job and make a great salary of $80,000/year. The debt was from medical bills and college costs. I am looking to consolidate it to rid myself of the 17% interest rates I have on the credit cards. I have never missed a payment or even been late on a payment. Borrower added on 12/22/10 > Thank you to all my investors so far! I know we all work hard for our money so rest assured, I'm a good investment! null

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,767.00	Public Records On File:	0
Revolving Line Utilization:	63.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at The PrivateBank?	I am the Information Security Officer. I have held this position for over 4 years.
What is the total balance of your mortgage loan and any HELOC you owe on your home? What is the current market value of your home? (use zillow.com if unsure)	My mortgage balance is $119,000. The current market value of the home is $155,000.

Member Payment Dependent Notes Series 628547

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628547	$20,000	$20,000	12.61%	1.00%	December 23, 2010	December 23, 2015	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628547. Member loan 628547 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Demand Media	Debt-to-income ratio:	8.85%
Length of employment:	4 years	Location:	LOS ANGELES, CA

Home town:
Current & past employers:	Demand Media
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/09/10 > I am simply looking to pay down debt that I unfortunately had to accrue during a personal time. And, to do it in a fair interest rate. My goal is to get rid of the astronomical Interest Rates on my credit cards, which skyrocketed during the recession. The jump in rates had nothing to do with my credit history or payment habits. It was when companies decreased limits and increased rates. I make payments on time and am very reliable with my finances. Borrower added on 12/16/10 > I also wanted to add that I have a stable job that I have been at for 4 years. This loan is to help me pay more principal than interest on my CC debt. This isn't to only make minimum payments; it's to pay off the CCs faster and to not give my money to CC companies who raise interest through the roof.

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	44	Months Since Last Delinquency:	21
Revolving Credit Balance:	$13,937.00	Public Records On File:	0
Revolving Line Utilization:	47.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list balances, APRs, and monthly payments for the debt you plan to consolidate with this loan. thanks!	2700 at 29.9% ($75 a month) 4000 at 29.9% ($141 a month) 8500 at 15% ($215 a month) 4000 at 12% ($74 a month)

Member Payment Dependent Notes Series 628630

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628630	$7,750	$7,750	6.91%	1.00%	December 23, 2010	December 23, 2013	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628630. Member loan 628630 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,696 / month
Current employer:	Internal Revenue Service	Debt-to-income ratio:	22.23%
Length of employment:	3 years	Location:	PFLUGERVILLE, TX

Home town:
Current & past employers:	Internal Revenue Service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/10/10 > I intend to use the funds from this loan to help pay my credit card bills which have gotten quite expensive recently.

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,863.00	Public Records On File:	0
Revolving Line Utilization:	72.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	No, I live with my parents and they pay the mortgages. I don't have a HELOC. I don't know the current valuation of my home on zillow.com. I have lived in my current home for 23 years.
I have a few questions: 1. Loan Purpose - Description. 2. What are the balances and rates of the 16K you currently have revolving? 3. What are your monthly expenditures? Thank you!	I intend to use this loan to pay off my credit card bills. They have gotten close to exceeding my credit limit due to some rather large purchases that I've made recently. I'm not sure what the balances and rates of the 16K I currently have revolving are. I live with my parents so my expenditures encompass my credit cards, gas, food, personal items, and groceries.

Member Payment Dependent Notes Series 628812

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628812	$7,400	$7,400	15.57%	1.00%	December 23, 2010	December 28, 2015	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628812. Member loan 628812 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	FUCILLO HYUNDAI	Debt-to-income ratio:	24.39%
Length of employment:	1 year	Location:	CONSTANTIA, NY

Home town:
Current & past employers:	FUCILLO HYUNDAI
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,121.00	Public Records On File:	0
Revolving Line Utilization:	90.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at FUCILLO HYUNDAI and where did you work prior to that?	Hi, I am employed as a service consultant. Prior to that I work for The Hartford Insurance company for 4 years as a Long Term Disability Analyst and prior to that I worked for Ford Motor Company for 16 years.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hi, My house was just built and we moved in in October. The data on zillow is based on the previous owner of the property who had a trailer on the lot.

Member Payment Dependent Notes Series 629032

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629032	$20,000	$20,000	10.36%	1.00%	December 23, 2010	December 22, 2015	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629032. Member loan 629032 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,583 / month
Current employer:	Houston Airport Systems	Debt-to-income ratio:	7.53%
Length of employment:	3 years	Location:	Houston, TX

Home town:
Current & past employers:	Houston Airport Systems
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1985	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$286.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Houston Airport Systems?	I am an Airport Operations Assistant relagated to Public Safety and Technology. We interface with TSA, HPD, and airport tenants to provide integrated security responses to a variety of needs and work to provide a safe environment for customers, visitors, and tenans
Hi, I am interested in funding your loan. Can you please tell me what is the total dollar amount owed on your credit cards and from any personal loan debts? Thanks, Ron	My total owed is less than 1000 but I will be consolidating some property taxes and small bills which will eliminate those issues from concerns.

Member Payment Dependent Notes Series 629071

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629071	$6,400	$6,400	6.91%	1.00%	December 22, 2010	December 21, 2013	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629071. Member loan 629071 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,800 / month
Current employer:	US Army	Debt-to-income ratio:	13.39%
Length of employment:	5 years	Location:	San Antonio, TX

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > This loan is so I can consolidate bills. Having less payments and letting me pay less monthly. I have a very stable job, being that I am in the US Army, and have been for ten years. I have never defaulted on a bill. All of my accounts are in good standing. This will only help me have less payments at a lower interest rate and more money. Thanks for your help!

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,486.00	Public Records On File:	0
Revolving Line Utilization:	53.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your rank and term with the Army? Also, under length of employment, it states 5 years. But you mentioned being in the Army for 10 years. Which one is correct?	I was in the reserves for 6 so not all of it counts toward my retirement making it 5 years on my paystub (LES), but I enlisted in 2000, so I have been in for 10.

Member Payment Dependent Notes Series 629082

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629082	$23,000	$23,000	6.91%	1.00%	December 23, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629082. Member loan 629082 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	United States Air Force	Debt-to-income ratio:	10.14%
Length of employment:	1 year	Location:	Vail, AZ

Home town:
Current & past employers:	United States Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/08/10 > -Retired Air Force Col with 26 yrs of Active Duty Service. -Now working Civil Service with same agency at same level before retiring from service. -Extremely stable/secure job & receiving my AF retirement. -want to consolidate couple of bills at variable rates into 1 loan with consistant payment. -thank you

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,911.00	Public Records On File:	0
Revolving Line Utilization:	52.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the balances and interest rates of the accounts you are looking to pay off / pay down with this loan? What is your net monthly income and total monthly expenditure not including this loan? How much do you owe on your property (please list interest rate and remaining length of loan) and how much is it worth? Please use Zillow.com or the estimated fair market value on your property tax bill.	We have a variable rate loan we established for pool and landscaping. The balance is right at 23,000. We new it wasn't the best loan when we established it and the interest rate has gone up by almost 5% (13.99%) now. We want to pay it off and have a fixed rate. Our net monthly income is approx $11,000 per mo. Our property is worth approx $320,000 at this time. We purchased 2 1/2 yrs ago and like many folks owe more than it is worth at this time ($385,000). However, we bought our home knowing I would be retiring from the Air Force and staying here. We have no intentions or desire to relocate for many years.

Member Payment Dependent Notes Series 629085

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629085	$24,250	$24,250	16.69%	1.00%	December 22, 2010	December 21, 2015	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629085. Member loan 629085 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,497 / month
Current employer:	US Navy	Debt-to-income ratio:	11.47%
Length of employment:	7 years	Location:	CANOGA PARK, CA

Home town:
Current & past employers:	US Navy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > I plan to use the money to consolidate three bills( two loans, and a credit card). I always pay my bills on time if not early and I usually pay above the minimum payment. My job is really stable, I have been serving in the Navy for 7 and a half years now and I am enlisted for another few years.

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,528.00	Public Records On File:	0
Revolving Line Utilization:	69.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you list the debts (amounts) you are carrying?	I have a credit card through navy federal that I owe $11,750.85 and also throught navy federal I have a loan that I owe $9,252.50, and one through pioneer loans which I owe $5,242. I want to consolidate them into one payment.
What are the interests rates on the loans you are going to pay off? How much are you paying a month on each loan? Please itemize each of the the questions. What are your itemized monthly expenses? What have you done and are you doing to keep this debt from reoccurring? Also your loan will go a lot faster if you submit all the paper work to get "approved" on the review and get your income verified. Keep on LC till that happens.	on the pioneer loan it is 32% interest rate. The navy federal loan is a 16% interest rate. The credit card is 9.9% interest rate. The pioneer loan is 264 a month. The navy federal loan is 251 a month. The credit card is 231 a month. I have gone to a cash only budget where if I don't have the cash than I don't buy the stuff I may want. I no longer keep my credit cards in my wallet so that I am not tempted to use them. I have a rent payment, my utilities that I have are gas/electric/cable and internet, my dogs vet plans thru banfield, my car payment, the car/renters insurance, a timeshare payment that I got over a year ago.
My questions: (1) US Navy Rank? - Pay Grade? - ETS? (Officers are "indefinite") (2) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 515 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 percent funded. Lender 505570 Screen ID: USMC-RETIRED	My navy rank is an FC2/E-5. I plan on serving as long as i can. I currently have until about mid 2013. I would love to get it payed of in three to four years, and have every intention of using bonuses and any extra money to go towards getting rid of the debt. I will accept a partial loan and pay of the higher interest stuff first. Thank you.
Are you the sole wage earner in the home? If not, what does your spouse do and what is their monthly contribution?	I am single but in a relationship. at this point i am the sole wage earner for us. I have a roommate who pays half the rent plus his half of the utilities.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). Thanks.	rent-825 plus utilities(30 to 40 dollars), car loan-619, insurance(auto/renters combined)-115, phone-95, cable/internet-155, banfield healthcare plan for two dogs combined-89.90, groceries for the month is about 200 dollars, gas for the car is about 60 dollars, electric-130, gas for apartment is about 20 dollars, welks resort timeshare-250.17 plus about 50 dollars a month for homeowners fees, plus the stuff i want to consolidate into one payment.

Member Payment Dependent Notes Series 629091

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629091	$25,000	$25,000	14.46%	1.00%	December 22, 2010	December 22, 2015	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629091. Member loan 629091 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Level 2 Review	Debt-to-income ratio:	13.84%
Length of employment:	2 years	Location:	WILLS POINT, TX

Home town:
Current & past employers:	Level 2 Review
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,088.00	Public Records On File:	0
Revolving Line Utilization:	63.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? How much do you owe on your mortgage include any 2nd or heloc? What is the current market value of your house? What have you changed in your life style to keep from racking up $7K in debt? What is your exact position and job duties with your company? How long in years do you intend to keep this loan? What is your monthly budget? Please itemize	We have four major debts: Car payment to Ford Motor Credit, Balance $25,180.52, APR 12.49%, monthly payment $501 Bank of America loan, Balance $9,461.58, APR 8.99%, monthly payment $406 Bank of America Visa, Balance $16,627.08, APR 9.24%(v), monthly payment $286 American Express, Balance $10,305.93, APR 13%(v), monthly payment $300 This loan will be to pay off the American Express and pay the remainder on the Bank of America Visa. My wife pays the car payment, with an automatic draft. I will be paying this loan and the Bank of America loan. Our goal is to focus on paying off the remainder on the Bank of America Visa first and then closing that account. We will then focus on paying off the Bank of America loan. We anticipate the above taking 12-18 months. Once the BofA loan is paid off, we will turn those funds to paying off this loan and the car payment. Our goal is to have this loan paid of in 3-4 years. We rent our apartment at a rate of $650 a month. We have already identifed and eliminated several extraneous expenditures from our lives including season tickets and subscriptions we have traditionally held. In addition we have identified other areas as potential cuts should the need arise. The debts represent an accumulation of expenses from the time I was not working (law school and an aborted return to college following in prep for the patent bar), combined with several one-time big ticket expenditures surrounding our wedding. We've been able to make more than the monthly payment most months, but haven't been able to eat away at the base as we had hoped. Our goal now is simply to get debt free.
Please list the balances, APRs, and monthly payments on the debt you plan to consolidate with this loan. thanks!	We have four major debts: Car payment to Ford Motor Credit, Balance $25,180.52, APR 12.49%, monthly payment $501 Bank of America loan, Balance $9,461.58, APR 8.99%, monthly payment $406 Bank of America Visa, Balance $16,627.08, APR 9.24%(v), monthly payment $286 American Express, Balance $10,305.93, APR 13%(v), monthly payment $300 This loan will be to pay off the American Express and pay the remainder on the Bank of America Visa. My wife pays the car payment, with an automatic draft. I will be paying this loan and the Bank of America loan. In order, we will be focusing on paying off the remainder left on the Bank of America Visa, then the Bank of America Loan and then turning those additional furnds to focus on this loan and the car payment.
All your debts are at a lower interest rate than the current loan you are requesting. Why pay more in interest?	I had to do a bit of calculations on this one and rethink our reasons for the request. Ultimately, it comes down to a combination of a couple of considerations. First in addition to the interest rates, the Bank of America accounts have credit protection fees that match and often exceed the amount of interest charged each month. Second, a large part is my desire to move away from credit cards altogether. Moving those balances to a fixed loan and closing accounts will help in that end.
Have you tried contacting BofA to see if you can do away with the "credit protection" and associated fees on the VISA? My recollection is that this is optional, not mandatory. I cannot see the point of paying off a 9% debt by incurring a 17% debt...	I know this is less than ideal (ideal would be a loan that completely combines all debts minus the car payment at around 12% interest). Again, a large part of this is a desire to move away from credit cards as much as practical. To that end, I'd much rather convert the debt into a type that cannot increase and close the credit card accounts, despite higher interest. Our goal is to pay this off before term and our hope is that by doing so, the actual increase in interest paid will not be that substantial. Part of it also simply comes down to perception over reality. While I know the debts have been converted, it at least appears to be a small victory to have them removed from the companies we've been struggling to pay down all this time.

Member Payment Dependent Notes Series 629226

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629226	$20,000	$12,700	9.62%	1.00%	December 22, 2010	December 21, 2015	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629226. Member loan 629226 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Sunbelt Industrial Trucks	Debt-to-income ratio:	21.84%
Length of employment:	4 years	Location:	Arlington, TX

Home town:
Current & past employers:	Sunbelt Industrial Trucks
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > Loan will be used to pay off an existing loan with a higher interest rate. I am a good borrower because I always pay as agreed, and on time.

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,318.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 515 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 percent funded. Lender 505570 Screen ID: USMC-RETIRED	1.) I am a service representative for a Komatsu forklift dealer. I am paid a percentage of parts & service billing. I have been in the business 10 years. 2.) I expect (hope) to pay off the loan in 3-4 years. 3.) I really need at least 90% loan funding for this to work for my need.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	1)house payment - $1080; insurance (auto & home) - $150; utilities - $200; phone, internet, tv, cell phone - $250; groceries - $500; car payment - $350. 2) I will be paying off 1 loan with a balance of $19K, interest = 14.9%. 3) My wife works as well = $40K / year.

Member Payment Dependent Notes Series 629278

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629278	$19,500	$14,300	9.99%	1.00%	December 22, 2010	December 21, 2015	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629278. Member loan 629278 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Wellborn Forest Products	Debt-to-income ratio:	10.29%
Length of employment:	6 years	Location:	Alexander City, AL

Home town:
Current & past employers:	Wellborn Forest Products
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > card consolidation loan Borrower added on 12/08/10 > I plan on paying off all my depts and only oweing for my home in the next 5 years. I have a stable job to which I have been at for the past 6 years. My parents taught me that if you borrow money you pay every penny back no matter what. I have have always been able to do this and hope to teach my children this same concept. I started establishing credit at 19. I am now 37 and have excellent credit. I am proud of that and want to hold on to it. This loan will help me to keep that excellent credit and build on to it in the future. Borrower added on 12/17/10 > I didn't mean to ignore my questions: 1. House $703.00 Auto Ins $74.00 Cell T $55.00 Phone $60.00 Compass $130.00 Aliant Card $130.00 Loan $110.00 Dish $60.00 Water $30.00 Power $170.00 Pre-School $364.00 Monitronics $32.99 Sears $50.00 Cheernastics $15.00 (Both mine and His Auto are Paid For) 2. No - I have a husband who also contributes income to these expenses.

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,094.00	Public Records On File:	0
Revolving Line Utilization:	36.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list balances and interest rates of the loans you want to consolidate.	$7,989.26 - 18.99% $1,510.30 - 18.24% $1,892.00 - 25.612% $6,797.48 -(0% for a few more months then 19.24%) $639.00 - 7.99% (have not received an updated statement on-line for this month on this on)
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 552 loans listed today. Not every loan 100 pct funds, especially $15K - $25K sizes. Your loan listed 14-days maximum including portion 12/23 to 01/02 Holiday period traditionally very slowest time of year for loan fundings. Loans 60 percent, and more, funded when their listing expires, are automatically eligible for issue. When your listing expires, if loan ends 60 percent plus funded, will you accept partially funded loan? (More advantageous to accept the partially funded lower APR interest loan and pay off higher APR interest debts. After 6-months on time payments, borrower automatically can relist loan for unfunded $ amount or list another loan.) Best wishes loan 100 pct funds. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	(1) IT Specialist - ??? Coordinate and resolve inter-office system and hardware issues. ???Set-up Thin Clients and Netgear Printer Servers on the Network ???Assist IT Manager with Firewall activity, support, and maintenance to include email filtering ???Managed department software and hardware resources to obtain necessary capability at minimum cost ???Performed software and hardware installation and maintenance ???Create procedures for both existing and new positions ???Produce Regular and Priority Paperwork, Labels, and Tickets ???Create backorders, manual invoices, and corresponding reports in Dataease ???Produce various reports for upper management review (2) My Plan is 3 to 4 Years (3)NO It would not benifet me to except a lower amount. I would seek other alternatives at that point. I want to get out of dept. I had high hopes, but it isn't looking good.

Member Payment Dependent Notes Series 629318

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629318	$22,000	$15,400	6.91%	1.00%	December 27, 2010	December 24, 2013	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629318. Member loan 629318 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,630 / month
Current employer:	veteran affair	Debt-to-income ratio:	18.28%
Length of employment:	8 years	Location:	MERIDEN, CT

Home town:
Current & past employers:	veteran affair
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	28
Revolving Credit Balance:	$4,893.00	Public Records On File:	0
Revolving Line Utilization:	12.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at veteran affair?	i am a registered nurse
could you please list the debts (who and amount) that you want to consolidate? thx	amex $9600.00 chase $9300.00 cit bank $5300.00

Member Payment Dependent Notes Series 629336

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629336	$12,000	$7,600	6.91%	1.00%	December 22, 2010	December 21, 2013	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629336. Member loan 629336 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,892 / month
Current employer:	n/a	Debt-to-income ratio:	12.99%
Length of employment:	3 years	Location:	Johns Creek, GA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/26/10 - I am a self-employed attorney with a growing practice. This loan is needed to get rid of the distraction of high interest consumer credit card debt, once and for all.

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,880.00	Public Records On File:	0
Revolving Line Utilization:	61.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your net monthly income and your $ monthly costs (rent, utilities, car, any CC debt/loans not consolidated by this loan, phone/internet/cable, childcare/tuition costs as applicable)? Thanks for your answer to this Q.	Thank you for your inquiry. Since my car is paid for, I don???t have a car payment. Also, I don't have children, so I have no childcare or tuition costs. If this loan fully funds, ALL of my credit card debt will be consolidated with it, so there would be no additional credit card debt. Right now, my minimum monthly credit card payments are $480 per month, though I typically pay twice my monthly payment amounts (and sometimes more than that if I can). My monthly income fluctuates, but in 2010, it averaged $6892 before expenses. My personal monthly expenses as of right now are as follows: Rent - $910 Utilities - $110 (on average) Insurance - $105 (renters, auto, and umbrella) Student Loans $268 (that will go up to about $400 in January because one is deferred) Cable/Internet/Phones - $109 (though phone and internet is written off as a business expense) Food - $400 month Medical expense not covered by insurance - $50 Gas/Auto Maintenance - $50 Pet Food/Veterinary Care - $75 Since I'm self-employed, my business expenses are as follows (please note that some of business expenses are not monthly expenses, they are quarterly or annual, however, I???ve broken them down into monthly expenses in order to answer your questions): Office rent - $99 - $300 month (I work out of my home, but use a virtual office in Class A office space to see clients) Malpractice Insurance - $90 month Medical insurance - $392 Cell phone - $105 Estimated Taxes - $600 (or $1800 quarterly - this is state and federal) Accountant - $50 Bar Dues - $25 Efax - $17 Office Supplies - $100 Post Office Box Rental - $16 Continuing Education - $125 Books/Reference Materials - $240 While that sometimes leaves me with more than $2000 left over each month even after ALL payments ??? including credit cards are made, and I try to put as much of that toward my credit card debt as possible (in the past 6 month,I have been doubling and sometimes tripling my monthly payments), the reality is that you can???t spend that freely if you are self-employed. You have to put away money in the event of a bad month (or months), or an unforeseen expense. My goal is to pay off all my credit card debt, and start putting more disposable income toward building my business. I hope that answers your question. Please let me know if you have any additional questions!

Member Payment Dependent Notes Series 629409

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629409	$15,000	$9,425	6.54%	1.00%	December 22, 2010	December 21, 2013	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629409. Member loan 629409 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,148 / month
Current employer:	Winn-Dixie	Debt-to-income ratio:	17.59%
Length of employment:	10+ years	Location:	Orange Park, FL

Home town:
Current & past employers:	Winn-Dixie
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/13/10 > This loan is actually to help my son to get relocated. He recently got his nursing degree and can no find any local job offerings. I have been employed with the same company for almost 35 years and my job is stable. I appreciate any help you can give. You can be assured that the load will be paid back.

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1980	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	46
Revolving Credit Balance:	$46,310.00	Public Records On File:	0
Revolving Line Utilization:	69.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 629415

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629415	$5,275	$5,275	18.54%	1.00%	December 22, 2010	December 21, 2015	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629415. Member loan 629415 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	sb landscaping inc	Debt-to-income ratio:	15.85%
Length of employment:	10+ years	Location:	rancho palos verdes, CA

Home town:
Current & past employers:	sb landscaping inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > i need to pay credit card bills off and need cash for moving cost. i have a tax return coming beginning of year for 12k and will put that back towards the loan . probably february.

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	12
Revolving Credit Balance:	$13,680.00	Public Records On File:	0
Revolving Line Utilization:	88.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at sb landscaping inc?	its a family company. i manage the company. from office to the field work

Member Payment Dependent Notes Series 629423

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629423	$10,000	$10,000	6.17%	1.00%	December 22, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629423. Member loan 629423 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,833 / month
Current employer:	Interpublic Group of Companies	Debt-to-income ratio:	7.94%
Length of employment:	3 years	Location:	Milford, CT

Home town:
Current & past employers:	Interpublic Group of Companies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/15/10 > I am using this to get wipeout my credit debt. This loan gives me a better rate. I

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	37
Revolving Credit Balance:	$14,877.00	Public Records On File:	0
Revolving Line Utilization:	34.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 629481

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629481	$13,000	$13,000	13.35%	1.00%	December 23, 2010	December 23, 2015	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629481. Member loan 629481 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Whitfield school	Debt-to-income ratio:	24.81%
Length of employment:	< 1 year	Location:	St. Louis, MO

Home town:
Current & past employers:	Whitfield school
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,225.00	Public Records On File:	0
Revolving Line Utilization:	70.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes that your loan is quickly 100 percent funded. Lender 505570 Screen ID: USMC-RETIRED	I am a full time teacher/head coach at a private school, my husband works for a construction company. We would like to have the loan paid off in 3-4 years rather than the full 5. Thank you!

Member Payment Dependent Notes Series 629500

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629500	$12,000	$7,900	6.54%	1.00%	December 22, 2010	December 21, 2013	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629500. Member loan 629500 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,954 / month
Current employer:	US Army	Debt-to-income ratio:	19.30%
Length of employment:	6 years	Location:	West Point, NY

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

Personal Information: Occupation: Active-duty Military Member Credit History: I have NEVER been delinquent on any payments. Current monthly payments: Auto Loan= $407 per month Credit Cards= $300 per month APR's = 10.99 - 23% Purpose: Consolidate Credit Cars and refinance car loan. I would be able to lower my monthly payment and get a much better average APR on my existing debt. Investors can be reassured that the monthly payments WILL be made EVERY month. I have a VERY steady occupation and will be for the length of this loan. Please ask if you have any questions. Thank You Very Much.

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,444.00	Public Records On File:	0
Revolving Line Utilization:	36.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 629509

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629509	$9,600	$9,600	5.42%	1.00%	December 23, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629509. Member loan 629509 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Phifer Inc.	Debt-to-income ratio:	8.40%
Length of employment:	10+ years	Location:	Tuscaloosa, AL

Home town:
Current & past employers:	Phifer Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1985	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,411.00	Public Records On File:	0
Revolving Line Utilization:	11.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 629587

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629587	$10,800	$10,800	6.91%	1.00%	December 22, 2010	December 21, 2013	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629587. Member loan 629587 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Assurant	Debt-to-income ratio:	15.25%
Length of employment:	10+ years	Location:	Homestead, FL

Home town:
Current & past employers:	Assurant
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/08/10 > I am seeking this loan to consolidate credit card debt. I have solid employment history of 16 years at the same company, own my own home, and I have a good credit score (that I would like to keep!).

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,000.00	Public Records On File:	1
Revolving Line Utilization:	36.40%	Months Since Last Record:	94
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Assurant?	Operations manager

Member Payment Dependent Notes Series 629652

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629652	$6,000	$6,000	5.79%	1.00%	December 22, 2010	December 21, 2013	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629652. Member loan 629652 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Navos Mental Health	Debt-to-income ratio:	15.15%
Length of employment:	3 years	Location:	Seattle, WA

Home town:
Current & past employers:	Navos Mental Health
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > Funds will be used to consolidate 3 credit cards. I have an excellent credit and no history of late payments on any previous debt and loans, including student loans. I am fortunate to work in a field (community/agency mental health) in an area of the country that has avoided layoffs. This coupled with my strong work ethic and well-suited training, ensures my job as stable.

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,243.00	Public Records On File:	0
Revolving Line Utilization:	20.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 629654

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629654	$25,000	$25,000	14.46%	1.00%	December 24, 2010	December 24, 2015	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629654. Member loan 629654 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	City of Irvine	Debt-to-income ratio:	4.50%
Length of employment:	< 1 year	Location:	Long Beach, CA

Home town:
Current & past employers:	City of Irvine
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/13/10 > Will be paying off my 1/2 of HELOC.

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1981	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	43	Months Since Last Delinquency:	15
Revolving Credit Balance:	$20,911.00	Public Records On File:	0
Revolving Line Utilization:	18.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide detailed information (lender, outstanding principal balance, interest rate and minimum monthly payment amount) for all debts to be consolidated. Who was your prior employer and for how long? Please explain the delinquency 15 months ago on your credit history.	I am going to pay down my HELOC (currently at $50,000) held by Beneficial Finance. I do not recall having a delinquency 15 months ago, I may have forgotten a payment or something but as you can see by my report, I have a credit score of 768 on Experian.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Mortgage is $405,000 and HELOC is $50,000. I am responsible for 50% of each. I will be using the proceeds from this loan to pay down my portion of the HELOC. We are going to be putting our home on the market next week, listing at $799,000. Zillow info is not correct, and has the value at $640,000 I believe.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Responded already.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	responded already
And your prior employer was whom and for how long?	City of Costa Mesa - 7 years as Recreation Mgr $124000 annual. City of Long Beach before that for 10 years as Recreation Manager @ $120000 annual.
Investors will be more confident about funding your loan if your (1) income was verified and (2) Credit Review Status was approved. Please call Lending Club for the procedures and expedite their completion.	I sent in my tax returns today. I will call on credit report tomorrow.

Member Payment Dependent Notes Series 629688

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629688	$12,000	$12,000	9.99%	1.00%	December 23, 2010	December 24, 2015	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629688. Member loan 629688 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	MediServe	Debt-to-income ratio:	16.54%
Length of employment:	3 years	Location:	Tempe, AZ

Home town:
Current & past employers:	MediServe
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/10/10 > Paying off higher interest rate credit cards.

A credit bureau reported the following information about this borrower member on December 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,379.00	Public Records On File:	0
Revolving Line Utilization:	54.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for MediServe?	I am a Senior Software Engineer. I have worked in this field for 25 years.

Member Payment Dependent Notes Series 629689

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629689	$20,000	$20,000	17.06%	1.00%	December 23, 2010	December 23, 2015	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629689. Member loan 629689 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	Spring valley Medical Center	Debt-to-income ratio:	13.81%
Length of employment:	8 years	Location:	HENDERSON, NV

Home town:
Current & past employers:	Spring valley Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1987	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	41	Months Since Last Delinquency:	14
Revolving Credit Balance:	$35,013.00	Public Records On File:	0
Revolving Line Utilization:	80.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 629721

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629721	$7,500	$7,500	5.79%	1.00%	December 23, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629721. Member loan 629721 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,667 / month
Current employer:	Dr. Thomas P Lehman	Debt-to-income ratio:	14.10%
Length of employment:	3 years	Location:	ALBUQUERQUE, NM

Home town:
Current & past employers:	Dr. Thomas P Lehman
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/09/10 > This money will be going toward my wedding. My fiance and I have been together for 5yrs and 4 months. It just seems like a smart choice to go through lending club instead of using our credit cards or a loan from a bank. Thank you for investing in our future.

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,758.00	Public Records On File:	0
Revolving Line Utilization:	40.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	I'll be happy to answer your questions. The house is paid off and the deed is under my parents name. I live with and take care of my elderly parents. No HELOC. value is $145,000 on zillow.com and i have lived in this home for 22 years and have no plans on moving.
I'll ask you a tough question and don't get me wrong, not personal, just something I'd like to know before I fund the loan. If you had to choose, would you sell the ring back to raise money to pay this loan or become delinquent?	That's a very good question, I was raised right, and i don't believe in keeping something that i do not own. i would choose to sell the ring in order to pay off the loan then to keep it with a guilty conscious. No pride in that kind of ownership. I hope this puts your mind at ease to invest in us. Thanks again to all the investors.

Member Payment Dependent Notes Series 629731

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629731	$12,000	$12,000	6.91%	1.00%	December 22, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629731. Member loan 629731 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	BioMed Realty Trust	Debt-to-income ratio:	12.31%
Length of employment:	< 1 year	Location:	San Diego, CA

Home town:
Current & past employers:	BioMed Realty Trust
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/08/10 > Looking for lower interest option to paying off my American Express Card.

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,846.00	Public Records On File:	0
Revolving Line Utilization:	44.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 629762

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629762	$6,000	$6,000	5.42%	1.00%	December 24, 2010	December 28, 2013	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629762. Member loan 629762 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	macys	Debt-to-income ratio:	7.59%
Length of employment:	10+ years	Location:	farmes branch, TX

Home town:
Current & past employers:	macys
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/14/10 > i would like to change finance time to 5 yr

A credit bureau reported the following information about this borrower member on December 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1985	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,668.00	Public Records On File:	0
Revolving Line Utilization:	32.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at macys?	Visual Merchandising Manager

Member Payment Dependent Notes Series 629815

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629815	$16,000	$16,000	5.79%	1.00%	December 22, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629815. Member loan 629815 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	Redi2 Technologies	Debt-to-income ratio:	10.70%
Length of employment:	< 1 year	Location:	Brockton, MA

Home town:
Current & past employers:	Redi2 Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/08/10 > Loan to consolidate all outstanding credit card revolving debt Borrower added on 12/09/10 > While not included in the loan application, another payee will be paying toward this loan (wife) with an income of 65K per year. Borrower added on 12/09/10 > Both of us have credit scores in the mid to upper 700's

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,136.00	Public Records On File:	0
Revolving Line Utilization:	16.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please would you tell us about your occupation, and why you prefer to borrow the money rather than use any savings you may have. Also, is your credit card debt increasing/decreasing over time?	Hi, thanks for asking. We are currently consolidating all credit card debt to begin paying down everything. We are not increasing our debt. I am a software quality / product for a small but growing tech company in boston. Since starting, my team has grown from just me to 3 and there will be 5 of us in January. Unfortunately, I have focused more of our savings to 401k's and 529's and don't have liquid assets to pay the credit card debt.

Member Payment Dependent Notes Series 629818

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629818	$16,000	$16,000	12.23%	1.00%	December 22, 2010	December 22, 2015	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629818. Member loan 629818 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Macys Inc	Debt-to-income ratio:	13.68%
Length of employment:	4 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	Macys Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/08/10 > I have 3 credit cards with high interest and I'm trying to get this loan to consolidate this 3 cards into one loan plus this way I avoid my Credit Score to go down because of my credit cards balances, as you all know high credit cards balances make your credit score go down quickly, I realized this now because 2 months ago I bough a car and paid with my credit cards. Plus FYI I'm listing my vehicle for sale, if I sell it for the price I paid or a little less I will make a payment to this loan and get a Car Loan with a very low interest rate.

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,036.00	Public Records On File:	0
Revolving Line Utilization:	38.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Macys Inc?	I'm an Assistant Buyer for Macys Corporate

Member Payment Dependent Notes Series 629833

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629833	$10,000	$10,000	9.25%	1.00%	December 22, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629833. Member loan 629833 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Overton Brooks VAMC	Debt-to-income ratio:	10.72%
Length of employment:	2 years	Location:	Shreveport, LA

Home town:
Current & past employers:	Overton Brooks VAMC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/08/10 > The Delinquincy 18 Months was an oversight on my part. (Not due to inadequate funds) I thought I had enrolled all of my accounts in automatic draft and I had overlooked this particular account. As soon as it was brought to my attention I paid the delinquent. I am happy to report that this particular credit card is now paid in full.

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	18
Revolving Credit Balance:	$8,265.00	Public Records On File:	0
Revolving Line Utilization:	42.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Thanks for the information regarding the delinquency. Although the loan is for $10,000, your credit report only shows $8265 of debt. Can you please list the amounts and current APR % for each of the debts you will be refinancing with this loan?	Your Welcome.... Just trying to inch my way to being debt free!!! Here are the calculations: Chase Freedom Balance: $2303.00 @ 27.24 interest rate Discover Balance: $2807.00 @ 26.24 interest rate Chase Flexible Rewards Balance: $5120.00 @13.24 interest rate For a grand total of debt of $10230
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Your position at the company. 2. Itemized monthly expense. 3. Anyone who you need to financially support, for example, your children. 4. Anyone who bring income into your household. Are they in debt? Thank you for answering my questions.	I am an inpatient social worker. I work with veterans who have surgery and help them discharge back to home or into the community based on their needs. Working with the federal government my job is very stable and secure. Itemized monthly expenses: I am not married, currently single and have no children. So the only debt is my own. I live in a family owned home therefore have no rent. Household expenses: (Eletricity, Gas, Water, Etc) $300-$400 Groceries $200-$300 Sallie Mae: $240 Cell Phone: $100 Car is payed for and my insurance is $350 every six months. Current minimums of high interest credit cards are listed above. I am hoping to increase the amount I am putting into savings by getting rid of "bad debt"

Member Payment Dependent Notes Series 629885

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629885	$12,000	$12,000	5.79%	1.00%	December 22, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629885. Member loan 629885 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Continental Industries Group Inc.	Debt-to-income ratio:	2.85%
Length of employment:	7 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	Continental Industries Group Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/08/10 > I will improve my apartment with the loan. I have a stronf financial history and excelent credit history. I do not have any late payments in my history. Borrower added on 12/08/10 > I will improve my apartment with the loan. I have a stronf financial history and excelent credit history. I do not have any late payments in my history. I have been working for 7 years for the same company. I will be promoted end of the year. many thanks Borrower added on 12/14/10 > Thank you very much for your approval. I would like to add one more thing that I am very good at my payments, I always pays my bill in time, before the due dates. My credit score is 785 as of December 2010. Borrower added on 12/16/10 > Dear Investers, today I have just learned that I am pregnant. This home improvement is nessesary for the baby. The monthly payment ($363) for this loan will not bother me and I could afford it. I am a very responsible person for my payments. Thank you very much!

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,196.00	Public Records On File:	0
Revolving Line Utilization:	9.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you explain why you would put $12,000 into something you rent? Am I missing something here? Art	it is my mistake, it was supposed to be $1200. Sory. How can i change it? I will try to correct it.
What do you do at Continental Industries Group Inc.?	Marketing Asistant

Member Payment Dependent Notes Series 629887

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629887	$15,000	$15,000	5.79%	1.00%	December 23, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629887. Member loan 629887 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,800 / month
Current employer:	US LUGGAGE	Debt-to-income ratio:	19.92%
Length of employment:	6 years	Location:	BAYSHORE, NY

Home town:
Current & past employers:	US LUGGAGE
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/08/10 > I am a full time employee . i own my own home and i am a hard working honest person. I am looking forward to updatng my kitchen and new windows in my home.i always pay my bills early and I manage my money well. I also collect social secuirty and a small pension besides my salary.thankyou Borrower added on 12/09/10 > Hi I am borrowing the money to update my kitchen and install new windows on my home. This is all my home needs everything else is new.I am very good at managing my money and I am current on my bills.I am a full time employee at a large luggage company and I have been with the company for over6 years. I am the front desk receptionist .I meet and greet everyone who enters and the phones.I am a reliable employee and person and I love my job. My position is essential and I am very effecient and well liked. Even wiith a slow economy my our business was never slow.Thankyou for this opportunity

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,970.00	Public Records On File:	0
Revolving Line Utilization:	15.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is US LUGGAGE and what do you do there?	Type your answer here. US Luggage is a company that makes luggage. It is a very famous brand of excellant quality and guarrenties its luggage for lifetime.I am the front receptionist to the entire company.

Member Payment Dependent Notes Series 629889

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629889	$12,000	$12,000	5.79%	1.00%	December 23, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629889. Member loan 629889 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	The Home Depot	Debt-to-income ratio:	2.25%
Length of employment:	2 years	Location:	TUCKER, GA

Home town:
Current & past employers:	The Home Depot
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/08/10 > Supplementing my cash savings with loan to fund kitchen remodel in my home. Nice older home in a popular neighborhood that just needs an update. Borrower has stable job and good partners doing the contracting. A solid investment. Borrower added on 12/13/10 > Former military, strong sense of ownership, pride, and fiduciary duty ensure this loan will get paid back on time. Doing some of the work myself, so I am vested with blood and sweat too!

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	68
Revolving Credit Balance:	$5,193.00	Public Records On File:	0
Revolving Line Utilization:	6.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 629957

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629957	$12,000	$12,000	5.79%	1.00%	December 23, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629957. Member loan 629957 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,083 / month
Current employer:	Coast Southwest	Debt-to-income ratio:	7.79%
Length of employment:	7 years	Location:	Santa Clarita, CA

Home town:
Current & past employers:	Coast Southwest
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/16/10 > We would like to get the pad of concrete done before basketball season, so if you can possibly help, that would be great! We would also like to use it for a batting cage for spring baseball. Thank you! Borrower added on 12/21/10 > The 1 delinquency was from a Kohl's account that was opened and put on paperless billing. Never received the statement and was 1 month late. Once we realized what happened, we paid it immediately and has never happened again. Borrower added on 12/21/10 > We are also going to use the pad of concrete for a batting cage and for social activities (parties, square dances, etc.).

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	22
Revolving Credit Balance:	$2,622.00	Public Records On File:	0
Revolving Line Utilization:	8.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Coast Southwest and what do you do there?	We are a distributor for ingredients that go into make-up & hair care products.
Happy to help fund your loan, but I wonder who will be using the court?	It is in our backyard - basically a pad of concrete. Our children.
Can you comment on the delinquency showing from 22 months ago?	We aren't sure what delinquency is showing. We have always paid our bills on time - if there was something late, it was not intentional and was taken care of immediately.

Member Payment Dependent Notes Series 630053

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630053	$16,000	$16,000	6.91%	1.00%	December 23, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630053. Member loan 630053 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	n/a	Debt-to-income ratio:	5.97%
Length of employment:	< 1 year	Location:	San Francisco, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,357.00	Public Records On File:	0
Revolving Line Utilization:	51.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 630076

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630076	$12,000	$12,000	9.62%	1.00%	December 23, 2010	December 22, 2015	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630076. Member loan 630076 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Jujamcyn Theaters	Debt-to-income ratio:	2.67%
Length of employment:	2 years	Location:	New York, NY

Home town:
Current & past employers:	Jujamcyn Theaters
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,834.00	Public Records On File:	0
Revolving Line Utilization:	11.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are you going to use this money for? You are listed under renewable energy.	I am actually going to be investing in an established childrens entertainment company, along with my partners. We are going to make it bigger and better. Sorry for the mix-up, I'm not doing anything with renewable energy.

Member Payment Dependent Notes Series 630105

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630105	$16,000	$14,475	6.17%	1.00%	December 27, 2010	December 25, 2013	December 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630105. Member loan 630105 was requested on December 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,667 / month
Current employer:	INLAND WATERS POLLUTION CONTROL	Debt-to-income ratio:	1.80%
Length of employment:	< 1 year	Location:	EASTPOINTE , MI

Home town:
Current & past employers:	INLAND WATERS POLLUTION CONTROL
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/14/10 > I plan to use the funds for my house remodel. Kitchen and Bathroom full tear apart and remodel. I work full time and Overtime gross over 1000 a week. My house is paid off along with 2 other homes I own.

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,179.00	Public Records On File:	0
Revolving Line Utilization:	11.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at INLAND WATERS POLLUTION CONTROL?	I work as a Laborer/Operator.

Member Payment Dependent Notes Series 630148

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630148	$15,000	$15,000	16.69%	1.00%	December 23, 2010	December 22, 2015	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630148. Member loan 630148 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	usps	Debt-to-income ratio:	16.24%
Length of employment:	10+ years	Location:	san leandro, CA

Home town:
Current & past employers:	usps
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	6
Revolving Credit Balance:	$20,670.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 465 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 percent funded. Lender 505570 USMC-RETIRED.	1)letter carrier -usps 2)usar-ets2019
Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr?	the full five years.I am the ncoic of surgical tm

Member Payment Dependent Notes Series 630161

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630161	$6,000	$6,000	5.79%	1.00%	December 22, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630161. Member loan 630161 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,167 / month
Current employer:	Campbell_Hausfeld	Debt-to-income ratio:	24.92%
Length of employment:	10+ years	Location:	clarkson, KY

Home town:
Current & past employers:	Campbell_Hausfeld
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/23/10 > I want to pay off a $4400 balance on a previous loan and consolidate a few store cards with low balances but high interest, and one credit card which i used unexpectedly for auto repairs Borrower added on 11/24/10 > I gross about $2200 a month and I've been at my present employer for twenty years,

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$858.00	Public Records On File:	0
Revolving Line Utilization:	2.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	No mortgage, my home is paid for, no spouse, I hold the deed. No HELOC, I've lived here for 16 years. I don't know what zillow.com is,

Member Payment Dependent Notes Series 630189

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630189	$12,000	$12,000	6.91%	1.00%	December 23, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630189. Member loan 630189 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,050 / month
Current employer:	UC Berkeley	Debt-to-income ratio:	18.10%
Length of employment:	< 1 year	Location:	San Francisco, CA

Home town:
Current & past employers:	UC Berkeley
Education:

This borrower member posted the following loan description, which has not been verified:

I plan to use this loan to consolidate three credit cards with interest rates in the high teens. I hope that by bundling these debts together I can save money on interest and get the total paid down faster. I am a staffer at a public university and, and my job is extremely stable. I'm a good borrower, and am never late with bills or rent.

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,200.00	Public Records On File:	0
Revolving Line Utilization:	80.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 630246

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630246	$25,000	$25,000	9.99%	1.00%	December 23, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630246. Member loan 630246 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,417 / month
Current employer:	Fiserv	Debt-to-income ratio:	19.86%
Length of employment:	3 years	Location:	Columbus, OH

Home town:
Current & past employers:	Fiserv
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/08/10 > Debt was a result of medical costs related to infertility treatments. We plan to pay additional $1,200 per month in addition to the loan requirements to payoff loan quickly. We have never had a late payment, collection account, or judgement against us. Credit gave us the opportunity to have a beautiful baby girl, we now want to get rid of the debt as quickly as possible, with a low fixed rate to increase our long term savings.

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,621.00	Public Records On File:	0
Revolving Line Utilization:	82.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your net monthly income and your $ monthly costs (mortgage, utilities, car, any CC debt/loans not consolidated by this loan, phone/internet/cable, childcare/tuition costs as applicable)? Thanks for your answer to this Q.	Thanks for your question. Net monthly income is 8,300, and total non discretionary expenses will be 4,412 (not including this loan) this figure is based on 12 months history for each utility , fuel, installment loans, mortgage, insurance, groceries, and yearly house/vehicle maintenance.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	mortgage/rent 1928 car 667 utilities 260 insurance 120 phone 130 internet 60 food 400 gym $0 (free at work) 0 childcare costs $0 0 student loan 224 installment loan 184 cc not paid off 390 2. 9,480.00 24.99% 10,498.00 17.99% 17,803.00 14.99% -- (balance of loan to pay down)...plan to transfer balance to 0% interest offer once others are paid off through this loan.

Member Payment Dependent Notes Series 630264

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630264	$11,000	$11,000	12.98%	1.00%	December 22, 2010	December 22, 2015	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630264. Member loan 630264 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Academica	Debt-to-income ratio:	13.98%
Length of employment:	3 years	Location:	Melbourne, FL

Home town:
Current & past employers:	Academica
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/08/10 > Looking for a longer loan despite interest.... 15-30 year

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1983	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	54.22%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What will the loan be used for?	Down payment for an owner financed home.
I am interested in financing a portion or your loan. I have a couple questions. 1. What will be the purchase price of your new home and expected monthly payments? 2. Can you itemize your monthly expenses? 3. Do you have any additional streams of income? Additional wage earner? 4. Can you list any additional personal assets and liabilities you currently have?	Purchase price is 50,000. It is owner financed so I am basically fronting the first 10% plus closing costs with a fixed monthly payment of 475 for the next 15 years. I will itemize my monthly expenses in another email. The total does coem to around 1800 a month. My partner also brings in income, however, we are obviously not married by law and she will not be put on the mortgage itself.

Member Payment Dependent Notes Series 630368

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630368	$25,000	$25,000	14.83%	1.00%	December 23, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630368. Member loan 630368 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	GAIN Capital Group	Debt-to-income ratio:	14.45%
Length of employment:	2 years	Location:	Succasunna, NJ

Home town:
Current & past employers:	GAIN Capital Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,098.00	Public Records On File:	0
Revolving Line Utilization:	76.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Wat is your job at Gain Capital Group? What was your job at a previous employer?	I am a Marketing Specialist at GAIN Capital Group. I worked at GAIN Capital shortly after graduating college, so I do not have much previous work history. I worked as a customer service representative at GAIN Capital for about 2 years and received a promotion to the marketing department this past July.

Member Payment Dependent Notes Series 630379

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630379	$12,500	$12,500	6.91%	1.00%	December 23, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630379. Member loan 630379 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Cambridge Systematics, Inc.	Debt-to-income ratio:	10.71%
Length of employment:	1 year	Location:	Berkeley, CA

Home town:
Current & past employers:	Cambridge Systematics, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/08/10 > purpose to reduce interest while paying off credit cards from college, great credit score, stable job, always on time with payments. Borrower added on 12/10/10 > Monthly budget after taxes is $3650, of which $1700 is available for debt repayment ($380 per month of that goes to fixed student loans). Single, no children or significant other to support in budget.

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,717.00	Public Records On File:	0
Revolving Line Utilization:	14.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 630396

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630396	$25,000	$25,000	9.62%	1.00%	December 24, 2010	December 25, 2013	December 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630396. Member loan 630396 was requested on December 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	State of Michigan	Debt-to-income ratio:	16.61%
Length of employment:	10+ years	Location:	Caledonia, MI

Home town:
Current & past employers:	State of Michigan
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/12/10 > I have been a full time employee with the State of Michigan in exemplary standing for over 27 years. If funded, I will to utilize the funds to consolidate my bills so I have one payment. I have good credit and will make my payments on time.

A credit bureau reported the following information about this borrower member on December 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1979	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,654.00	Public Records On File:	0
Revolving Line Utilization:	35.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the State of Michigan?	I work for the Department of Corrections. I am a Probation Supervisor for 17th Circuit Court Probation.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	Mortgage - $1270.00 Car - Paid in full Utilities - Approximately $350 month includes phone, cable/internet I am not the sole wage earner. My husband is retired from General Motors and gets a monthly pension in the amount of $3029.00. He is currently employed working 32 hours a week earning approx. $1,000 month. He has held this position for just over a year. Debts to be paid: Discover, US Bank. Chase, Cache Visa.
Would you list the balances of your credit cards you want to consolidate, amount owed, the interest rate and the minimum monthly payment of the credit cards you want to payoff. Please use the following format. (Credit card name - amount owed - interest rate - minimum monthly payment). (example) 1. Discover Card - $552.67 0- 29.9% - $15.00 mo 2. Amex - 29.9% -$299.02 - 19.9% Thank you.	1. Bank of America - $3,568.77 27.99% 2. Citi - $2,277.62 22.99% 3. Sears - $2,259.84 23.24% 4. Chase - $3,832.87 17.99% 5. Discover - $5,527.48 15.24% 6. US Bank - $6,114.91 17.99% 7. PNC - $1,875.56 11.99% Total: $25,457.06 My hope is to obtain this loan so I can have one payment with a lower interest rate. Thank you!
How did you acquire so much debt? Have your circumstances changed so that you will not acquire new debt moving forward?	The majority of the debt is due to college expenses for my two daughters. Also, for relocation of my daughters to New York and Florida. No, there will be no new debt moving forward. Absolutely not! And, although the debt is high, I am able to make my payments on time and I have very good credit. I take pride in my credit and will not do anything to damage my credit history or reputation. Once again, my primary goal is to obtain a lower interest rate with one payment so I can make more substantial payments to pay off this debt more expeditiously. Thanks!
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Holiday's Best Wishes. Lender 505570 Screen ID U:S.MARINE.CORPS.RETIRED Va Bch Va	I intend to pay this loan off in 2-3 years. With one payment, I can pay significantly more monthly and with the lower interest rate I will be able to pay the loan off sooner. I'm on a mission to be debt free! I'm even seeking a part-time job in addition to my full time job to help me accomplish my goal. Thank you. Happy holidays to you as well!

Member Payment Dependent Notes Series 630481

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630481	$8,000	$8,000	5.79%	1.00%	December 27, 2010	December 27, 2013	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630481. Member loan 630481 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,083 / month
Current employer:	United States Government - CDC/NIOSH	Debt-to-income ratio:	12.22%
Length of employment:	1 year	Location:	Pittsburgh , PA

Home town:
Current & past employers:	United States Government - CDC/NIOSH
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,253.00	Public Records On File:	0
Revolving Line Utilization:	14.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at United States Government - CDC/NIOSH and where did you work prior to that?	I am an associate service fellow - Physical Scientist. I work in a National Personal Protective Technology Laboratory. I am a research Exercise Physiologist. I held the same position but was a government contractor for URS Corporation for the previous 5+ years. I was hired by the federal government last January.

Member Payment Dependent Notes Series 630567

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630567	$24,000	$24,000	9.99%	1.00%	December 23, 2010	December 23, 2015	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630567. Member loan 630567 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Altec Industries Inc	Debt-to-income ratio:	11.14%
Length of employment:	5 years	Location:	Saint Joseph, MO

Home town:
Current & past employers:	Altec Industries Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/13/10 > We are looking to consolidate three credit cards and a large unexpected medical bill into one payment. For what it's worth the terms of the proposed loan would be easy to pay and make our lives a little less stressful. Thank you for investing.

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,447.00	Public Records On File:	0
Revolving Line Utilization:	63.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 630573

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630573	$15,250	$15,250	18.54%	1.00%	December 27, 2010	December 27, 2015	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630573. Member loan 630573 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,800 / month
Current employer:	n/a	Debt-to-income ratio:	15.14%
Length of employment:	5 years	Location:	Waterford, MI

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/13/10 > to pay off bills and taxes

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	55
Revolving Credit Balance:	$15,988.00	Public Records On File:	0
Revolving Line Utilization:	91.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi! I'm very interested in helping to fund your loan, but please contact Lending Club at support@lendingclub.com to verify your income. Thanks!	I make $2800-$3000 a month. I am a court officer in Michigan. What information do you need?
My questions: (1) Generic description "Court Officer in Michigan" unfortunately doesn't tell lenders much useful information. What is your current specific position (brief job summary) with current employer? i.e., Bailiff? Court reporter? Secretary to judge? Filing clerk? Collect fines? Or what? (2) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 552 loans listed today. Not every loan 100 pct funds, especially $15K - $25K sizes. Your loan listed 14-days maximum including portion 12/23 to 01/02 Holiday period traditionally very slowest time of year for loan fundings. Loans 60 percent, and more, funded when their listing expires, are automatically eligible for issue. When your listing expires, if loan ends 60 percent plus funded, will you accept partially funded loan? (More advantageous to accept the partially funded lower APR interest loan and pay off higher APR interest debts. After 6-months on time payments, borrower automatically can relist loan for unfunded $ amount or list another loan.) Best wishes loan 100 pct funds. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	I am a court officer out of Livonia Mi. I am self employed but sub contract from Rancillio and Associates.I work in most counties. I would of course try and pay off earlier but looking at 3-5 years. I would take the 60% needing 100%. I have back taxes and a few other bills that I would like to pay off. The tax interest and penalties are crazy. Thank you for your assistance
you listed "renewable energy/green" for the title of this loan. what is green about your plans for the money? be specific. thx	Nothing. Was not sure what that meant. You have just told me what it means. I have said what the money is for. Back taxes and bills. Sorry if I miss lead. Green to me was cash.
You need to verify your income through lending club. You send them your last paystub, etc.	I am getting copy of my taxes from my acct. She is gone till Monday. Will send
Please contact Lending Club to submit your pay stubs for income verification: support@lendingclub.com or (866) 754-4094. Although this is not absolutely necessary to fund your loan, you will have much more success if you complete this easy step. After this is verified, I will be more than happy to help fund your loan. Thanks!	I spoke with credit review and they said to send tax info only. I explained to them I am a sub contractor and I have 2 people that I pay out of my paycheck so it would not be correct as to my income. They said send 2 years of taxes.

Member Payment Dependent Notes Series 630680

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630680	$15,000	$15,000	6.17%	1.00%	December 23, 2010	December 23, 2013	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630680. Member loan 630680 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,333 / month
Current employer:	UD Productions	Debt-to-income ratio:	3.94%
Length of employment:	2 years	Location:	Scottsdale, AZ

Home town:
Current & past employers:	UD Productions
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 24, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$111.00	Public Records On File:	0
Revolving Line Utilization:	0.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1. No 2. Father owns home! 3. No 4. N/A 5. 16 years
Please would you tell us about yourself, your occupation, exactly what you plan to use this loan for, and why you prefer to borrow the money rather than using any savings you may have.	I produce television commercials and work for a scottsdale based company, UD Productions. The loan is for my sons treatment for addiction. The facility I put him in was kind enough to allow him in before payment in full was met. I choose to make a loan on a partial amount of the treatment so I do not use a large portion of my savings. Thanks for your consideration.

Member Payment Dependent Notes Series 630696

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630696	$7,200	$7,200	6.17%	1.00%	December 23, 2010	December 23, 2013	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630696. Member loan 630696 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	PetSmart	Debt-to-income ratio:	12.49%
Length of employment:	< 1 year	Location:	Phoenix, AZ

Home town:
Current & past employers:	PetSmart
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/09/10 > Consolidate credit card debt

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,336.00	Public Records On File:	0
Revolving Line Utilization:	27.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Could you please provide a little background for this loan. Also, since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	I have a citi card account with 5k that is at 13.99% and a visa with 2k that is at 19.99% (it's a card I got in college). All those debts will be paid off. All debts were accrued from the hospital bills my wife and I incurred from our baby this year. Debts were originally closer to 10k in march but want to get they paid off at a lower interest rate. Let me know if you have anymore questions.

Member Payment Dependent Notes Series 630720

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630720	$24,000	$14,450	6.17%	1.00%	December 24, 2010	December 23, 2013	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630720. Member loan 630720 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,379 / month
Current employer:	Piggly Wiggly	Debt-to-income ratio:	5.58%
Length of employment:	10+ years	Location:	Little River, SC

Home town:
Current & past employers:	Piggly Wiggly
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,889.00	Public Records On File:	0
Revolving Line Utilization:	24.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you mind if I ask what treatments you are seeking?	It is for my daughter. She is in a theraputic boarding school in N.C. She has severe depression issues and has attempted suicid several times. This is the best thing for her. She has been there since September and we had enough money to pay for it til Januaury and then we will need more to cover the costs. Insurance does not cover any of it.
I would like to help, but first have a few questions. I feel other lenders will be interested also. What is the combined income of your household? Please would you tell us about yourself and your work. Please list amounts of every debt you have (credit card, auto, mortgage, HELOC, student loan, medical and so on). Please list amounts of any savings you may have (non-retirement and retirement accounts). Will you have payments for this loan automatically made from your bank or will you pay manually every month? Please contact Lending Club to have them verify your income.	My income is around $50,000 yr and $8316 a yr social security for my daughter. My wife makes around $20,000 as a waitress. She also recieves $33,600 in social security for her two children and $11,400 in workers comp. for her decesed husband. Thats a total of $123,316 a year. Our house payment is $2,216, car $318, $326 utilities, $150 car insurance, $500 credit cards, $400 med. bills and $330 property taxes and home insurance. $4240 a month. Yes, I would like to pay this as and automatic draft.

Member Payment Dependent Notes Series 630756

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630756	$25,000	$25,000	15.95%	1.00%	December 23, 2010	December 23, 2013	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630756. Member loan 630756 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,833 / month
Current employer:	Insider Guides, Inc.	Debt-to-income ratio:	7.36%
Length of employment:	2 years	Location:	Plano, TX

Home town:
Current & past employers:	Insider Guides, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

These funds will be used for funds to purchase stock using a new strategy stock trading algorithm. My company has partnered with one of the largest online brokers and they are providing direct access to their trade servers. Over the past year we have been developing an algorithm that monitors stock trades at a rate you can only imagine. The algorithm is programmed for small wins and stop losses, so that the money will never be lost. We have ran the algorithm on live data simulating trades to predict profit and have an average gain of $4,000/mo on $25k investment. We have also tested this against historical data and have also seen a profit. We are now ready to invest money into this proven business. I am a great candidate for this loan because I am well qualified and have the income to back the investment on my own. I have been programming computers for over 14 years for major corporations. I also have a Bachelors of Science in Business Administration. I also have passed my Series 6 and Series 63 licensing exams for trading. I believe in multiple streams of income so I also hold my life insurance and real estate license. My full-time job I am the Mobile Platform Architect at the third largest social network in the world. It is a very stable position where I control all mobile development for this company. I make $16,000 a month, and I also own a software company that makes me $5,000 profit a month. Income: $21,000/mo Mortgage: $1,500 Utilities: $500 Student Loans: $500 Auto Loan: $300 Other Bills: $1000

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	62
Revolving Credit Balance:	$7,053.00	Public Records On File:	0
Revolving Line Utilization:	22.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. I only have a first mortgage on my home and the balance is $188,400. 2. The current market value of my home is $210,000. I also own a deeded time share at a five star resort, that is paid in full.
Is this a joke?	No this is not a joke, there are currently about 80 public companies that develop algorithms to determine when a stock price will go up or down. We use super computers to watch the prices and news feeds to predict how a stock will move. The calculations are faster then you can imagine and gives us the ability to make a profit and have little risk.
Your request is a bit puzzling. With your income and debt service you would seem to be able to operate this trading business using your own money. Can you explain? Also, can you explain your delinquency 62 months ago?	That is a great question, I am also using my own money. The more money you invested into a strategy the more return you can get. To give you an example if the strategy moves 1000 shares at only $0.02 profit per share then I make $20, which if paying $10 per trade you break even. So if I move 2000 shares for a $0.02 profit then I make $40 - $20 fee = $20 profit. Basically the more money you move the more you make. Also, you never want to invest in low cost stocks because they are too volatile. 5 years ago I was laid off and decided to go back to college and finish my business administration degree. I went to college full time and missed some payments, I graduated and have been employed non stop ever since. I also paid the delinquent account and have never missed a payment since that time.
I've already funded your loan but realized I have a few questions. 1. How long do you plan on holding the loan? I'm assuming you are going to keep the loan to term as you are expecting to earn a return on your trading strategy that is more than your rate on this loan. Can you please confirm? 2. Can/Will you disclose who the online broker you are partnering with? 3. If your algo is as successful as you're hoping, any chance of letting us become direct investors? ;-) Good luck to you.	1. I plan on keeping the loan the entire 36 month term. If I pay off the loan early I would have to reduce the balance of my stock account which would reduce my over all profits. 2. I signed an NDA and can not disclose that at this time because the broker has not released their trading API to the public. 3. I have considered that and I am working on a way to open this to the public or private investors.

Member Payment Dependent Notes Series 630780

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630780	$20,000	$20,000	6.91%	1.00%	December 23, 2010	December 23, 2013	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630780. Member loan 630780 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	MTA Long Island Rail Road	Debt-to-income ratio:	11.25%
Length of employment:	2 years	Location:	Astoria, NY

Home town:
Current & past employers:	MTA Long Island Rail Road
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,614.00	Public Records On File:	0
Revolving Line Utilization:	56.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 630833

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630833	$10,000	$10,000	6.17%	1.00%	December 28, 2010	December 23, 2013	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630833. Member loan 630833 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	DR. CHARLES JACKSON	Debt-to-income ratio:	11.09%
Length of employment:	8 years	Location:	OZONE PARK, NY

Home town:
Current & past employers:	DR. CHARLES JACKSON
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,026.00	Public Records On File:	0
Revolving Line Utilization:	67.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 630837

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630837	$5,000	$5,000	6.17%	1.00%	December 23, 2010	December 23, 2013	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630837. Member loan 630837 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	21.90%
Length of employment:	10+ years	Location:	roswell, GA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/09/10 > I have just gotten a contract with The Ritz Carlton properties in Buckhead, Atlanta, Georgia. I need the money to buy signs, business cards...that meet their standards and specifications. I will be mobile car washing and detailing the tenants and residents cars on site. It is very high end with very expensive cars. Borrower added on 12/15/10 > I have been in this business a long time and have a degree in Finance. The economy slowed me a little but almost everyone has a car! I can fluctuate my prices and that helps cash flow. Thanks. Borrower added on 12/22/10 > Thank you to those of you who have invested in me. I hope to give you a nice return.

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,915.00	Public Records On File:	0
Revolving Line Utilization:	41.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 630896

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630896	$13,000	$13,000	14.83%	1.00%	December 23, 2010	December 23, 2015	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630896. Member loan 630896 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Quadrant Health Strategies, INC	Debt-to-income ratio:	20.22%
Length of employment:	1 year	Location:	Beverly, MA

Home town:
Current & past employers:	Quadrant Health Strategies, INC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/09/10 > I have already borrowed with Lending Club and I am in good standing with repayment.

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	52	Months Since Last Delinquency:	8
Revolving Credit Balance:	$9,252.00	Public Records On File:	0
Revolving Line Utilization:	54.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello, thank you for your interest. My current balance of my mortage is approx 200 k. I purchased in 2008. The monthly payment is 1590 per month with a condo fee of $305. I went to zillow..have never used before. I think you are asking for zestimate? If so, it is 195500.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The current market value (zillow) 195,500. I owe about 205k , but I don't have my statement in front of me. It is a condo. My zillow estimate is based off of a condo 1985 but my place was re-built after a fire and is brand new (2.5 years old) so that is an incorrect estimate. The building next to mine is from 1985, but mine was built in the end of 2007. I have only lived there 2 years. I was the first to live in this unit. I have no HELOC. I have a FHA loan that I used to purchase the property. I have been paying on the same 30 year fixed that I had when I purchased. No second mortgages. I was just married in July. My husband owns a row-home in Baltimore, MD. Worth 350k and owes approx 190k.

Member Payment Dependent Notes Series 630915

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630915	$15,500	$15,500	10.36%	1.00%	December 27, 2010	December 27, 2015	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630915. Member loan 630915 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,333 / month
Current employer:	Cisco Systems	Debt-to-income ratio:	6.92%
Length of employment:	10+ years	Location:	San Jose, CA

Home town:
Current & past employers:	Cisco Systems
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	47
Revolving Credit Balance:	$32,869.00	Public Records On File:	0
Revolving Line Utilization:	38.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Cisco Systems?	Acquisition Program Manager
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) 552 loans listed today. Not every loan 100 pct funds, especially $15K - $25K sizes. Your loan listed 14-days maximum including portion 12/23 to 01/02 Holiday period traditionally very slowest time of year for loan fundings. Loans 60 percent, and more, funded when their listing expires, are automatically eligible for issue. When your listing expires, if loan ends 60 percent plus funded, will you accept partially funded loan? (More advantageous to accept the partially funded loan. After 6-months on time payments, borrower automatically can relist loan for the unfunded $ amount or list another loan.) Best wishes loan 100 pct funds. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	(1) I would expect it to be paid off in 3-4 years. (2) Preference is 100% funded but if 60% I would accept and look at other options to fulfill the funding. Thanks!
Are you the sole wage earner in the home? If not please list other income. Also, I understand you have a high paying job and can afford to carry 33k in revolving debt, but will you please detail that balance. Credit cards, heloc?	I am the sole wage earner in my home. No dependents. Balance is credit card and primarily due to home improvements.

Member Payment Dependent Notes Series 630924

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630924	$15,000	$15,000	15.95%	1.00%	December 23, 2010	December 23, 2015	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630924. Member loan 630924 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Nu-Way Concessionaires	Debt-to-income ratio:	13.17%
Length of employment:	2 years	Location:	North Arlington, NJ

Home town:
Current & past employers:	Nu-Way Concessionaires
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/09/10 > Thank you for this opportunity. I plan to use these funds for consolidating debt. In August of 2003, my father had a cerebral hemorrhage. Due to his inability to work/support my family, I became my family's main financial crutch. I immediately started working and used my credit cards to help relieve some of the doctor bills, utility bills, other household bills, etc. Unfortunately, it has placed me in my current position of paying high monthly bills to several different credit card companies. I will use 100% of this loan to pay these debts off. A smaller monthly payment will relieve some of my financial headaches. I have been using these cards for about five years, and have a very good payment history (paying above minimums, very rarely late). My credit report will reflect this. I pay almost $700 monthly to debt, and to be honest, I am desperate for peace-of-mind. I am very dedicated to relieving this problem. I have been in the food service industry for over five years now, and have been promoted several times. I am currently a kitchen manager in a company based in my hometown. My job is very secure, and I do not foresee any issues in paying my loan payments on time. I have not had any problems in the past, and vow to keep it this way. My pride will not allow me to beg, but I will be overwhelmed with joy if this loan is 100% funded. Please help me and my family. Thank you for your time.

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,728.00	Public Records On File:	0
Revolving Line Utilization:	86.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Are you still your family's main financial crutch? If so, how much are you spending month-to-month to support your family?	A few months ago my mother moved in with her significant other and my father has begun a relationship with someone who, fortunately, accepts him despite his functional difficulties. This has helped to relieve some of the financial burden from me. I currently spend approximately $500 on household necessities and $800 on credit debt. This accounts for roughly 50% of my monthly income. With the benefits of this loan being used to consolidate that debt, my monthly payment towards it would be significantly lower; enough to grant me some breathing room and to possibly start saving for school, future, etc.

Member Payment Dependent Notes Series 630959

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630959	$10,000	$10,000	5.79%	1.00%	December 24, 2010	December 25, 2013	December 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630959. Member loan 630959 was requested on December 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	The Hartford	Debt-to-income ratio:	15.79%
Length of employment:	6 years	Location:	CLAY, NY

Home town:
Current & past employers:	The Hartford
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,536.00	Public Records On File:	0
Revolving Line Utilization:	43.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at The Hartford?	Thank you for the question. I am an Underwriting Manager in our Property & Casualty Division accountable for a 115M Book of Small Commercial Business.

Member Payment Dependent Notes Series 631066

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631066	$20,000	$18,300	6.54%	1.00%	December 27, 2010	December 24, 2013	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631066. Member loan 631066 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Santa Rosa City Schools	Debt-to-income ratio:	10.41%
Length of employment:	10+ years	Location:	Santa Rosa, CA

Home town:
Current & past employers:	Santa Rosa City Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/10/10 > This is for loan consolidation into a shorter term with a fixed payment. Borrower added on 12/10/10 > I plan to use this loan to consolidate three loans into one. My goal is to get out of debt in three years with a fixed paymnet for the entire sum. This will streamline the process and make budgeting simpler. I am currently using mint.com as my budgeting software, which tracks all spending to my iphone. My monthly budget is $4000 and the largest portion goes to pay my half of the mortgage ($1000) of the home I own with my wife. I am gainfully employed and have an excellent credit history. I am a high school teacher with 12 years in the same district with excellent evaluations.

A credit bureau reported the following information about this borrower member on December 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,465.00	Public Records On File:	0
Revolving Line Utilization:	42.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your revolving credit balance shows only $11,465, yet you are asking for $20k, will you please list all your debts that will be consolidated with this loan.	Hi, Thank you for your interest and I hope I can answer all of your questions. I have two account with American Express, a Gold Card with $2641 and a Blue Card with $9339. I have a personal loan with Pentagon Federal Credit Union for $8042. Finally, I have a line of credit with my bank, Redwood Credit Union for $1984. I plan on paying off the RCU Line of credit with cash on hand and consolidating the others with this loan. I will be canceling the Amex Blue and the Penfed loan. I will keep the LOC as overdraft protection and the Amex Gold as a charge card. These are mostly debts left over from a divorce and it is my intention to pay it all off as quickly as possible. Since they are mine alone, I am not including my new wife in their obligation. I appreciate your interest and consideration.

Member Payment Dependent Notes Series 631184

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631184	$20,000	$20,000	17.80%	1.00%	December 24, 2010	December 24, 2015	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631184. Member loan 631184 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	State Comp Insurane Fund	Debt-to-income ratio:	13.81%
Length of employment:	10+ years	Location:	San Jacinto, CA

Home town:
Current & past employers:	State Comp Insurane Fund
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,905.00	Public Records On File:	1
Revolving Line Utilization:	94.30%	Months Since Last Record:	97
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at State Comp Insurane Fund?	It is CA workers' comp insurance. WE provide insurance to CA employers, so we compete with private carriers.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	$157,000 is what I currently owed, Currentl value, i'm not sure, may be around $170,000, at one point it was worth $420,000
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	A credit card, Visa, wells fargo,c$13K monthly payment around $550., Macy's $1400, monthly $60, Capitol $600, monthly $50, Sam's $500, monthlt $40.
Have you sent in your paystubs yet? When you do I'll be happy to contribute to your loan.	I will send it tomorrow, along w/ the other requirements. Thanks.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 350 loans listed; 500 loans listed today. Not all loans 100 pct fund, especially $15K - $25K sizes. Your 14-day listing includes 12/23 to 01/02 Holiday portion is traditionally slowest for loans funding. Loans 60 percent plus funded when time expires automatically are eligible for issue. When your time expires, IF loan 60 percent plus funded, will you accept the partially funded loan? (More advantageous to accept partially funded, lower APR interest loan and pay off higher APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list another loan.) Best wishes that your loan is quickly 100 pct funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	1) I am currently a Sr. Underwriter, for workers'comp insurance. I underwrite accounts that are over 100k in premium, I am also a lead person to several Customer Service reps. I review their work, to make sure that the quotes are accurate and properly priced. I lso handle complex servicing issues. 2) I am hoping the housing market changes in the next 3 - 4 yrs, so I can sell my home and pay this off. 3). 30 Yes, I will accept partially funded loan, I can close out the smaller credit cards w/ higher interests.. Thank you.
For EACH debt you plan to pay off with this ~20% LC Loan, please itemize the AMOUNT of that particular debt and the RATE for that particular debt. If any are significantly under 20%, please provide a fiscally responsible reason why you want to pay ~20% on that debt instead of your current lower rate [NB: A desire not to have to check more than one box a month on your "bill pay" is not, in my view, "a fiscally responsible reason" for paying a higher rate.]	Macy's rate is 22.4% is about $1800.00, Wells Fargo's rate is 23.7% and it is $13500.00, Sam's is about 22% $1400., and capitol 1 is about 24% $600.
Adding your total balances is about $17k, but your loan request is for $20k. What are your plans for the remainder?	Remainder will be towards my car loan w/ Nissan, which was not included in my list.

Member Payment Dependent Notes Series 631188

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631188	$10,000	$10,000	6.17%	1.00%	December 23, 2010	December 24, 2013	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631188. Member loan 631188 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Northeast Utilities	Debt-to-income ratio:	11.35%
Length of employment:	5 years	Location:	New Britain, CT

Home town:
Current & past employers:	Northeast Utilities
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/17/10 > Would like a loan to pay for wedding expenses like : catering, dj, flowers, photographer, the dress and accessories.

A credit bureau reported the following information about this borrower member on December 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,352.00	Public Records On File:	0
Revolving Line Utilization:	12.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Northeast Utilities?	I am an accountant in the Plant accounting department, working primarily with work order closings and analysis.

Member Payment Dependent Notes Series 631225

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631225	$20,000	$13,325	6.91%	1.00%	December 27, 2010	December 24, 2013	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631225. Member loan 631225 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,917 / month
Current employer:	mid lane truck & equipment repair	Debt-to-income ratio:	16.86%
Length of employment:	4 years	Location:	springfield, OR

Home town:
Current & past employers:	mid lane truck & equipment repair
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/10/10 > pay off credit card for good, have not missed any payment i owe,no other loans are out there except credit cards and home and car, the company i work for has been in business for 30 years

A credit bureau reported the following information about this borrower member on December 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,243.00	Public Records On File:	0
Revolving Line Utilization:	63.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at mid lane truck & equipment repair?	Type your answer here.i source all parts & supplies need for completion of repairs on trucks & equipment, also replace inventory as need, cost control, inventory, etc.

Member Payment Dependent Notes Series 631273

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631273	$6,000	$6,000	6.91%	1.00%	December 28, 2010	December 24, 2013	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631273. Member loan 631273 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,800 / month
Current employer:	Ulta Salon & Cosmetics	Debt-to-income ratio:	7.79%
Length of employment:	5 years	Location:	San Mateo, CA

Home town:
Current & past employers:	Ulta Salon & Cosmetics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/15/10 > I would like to also add that $1500 of this loan will be going to pay for the doctors bills that have recently come in the mail for my prenatal care.

A credit bureau reported the following information about this borrower member on December 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	27
Revolving Credit Balance:	$2,012.00	Public Records On File:	0
Revolving Line Utilization:	59.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, I am interested in financing a portion of your loan. I have a few questions. 1. Can you explain the delinquency on your credit file? 2. Are you a dual income family and if so, what is your partners occupation, length of employment, and current financial state(assets-liabilities)? Thanks and congrats on your new baby!:)	I really not sure what the delinquency is for, I've never been late for my payments, there was one time that I have an over the limit charge. We are a dual income family, my husband is a security guard and has been doing it for almost 3 years. Our current financial state is, we have 2 credit cards; wellsfargo and chase, and we have recently these doctors bills that are coming in. Together we bring home about $3600/month and have $3000/month in bills
What do you anticipate your monthly childcare (daycare, diapers, etc.) costs to be? Will this loan be covering daily costs of you baby or is it for immediate use?	This loan is for immediate use, we have almost $2000 in doctor bills and we would like to pay off our credit cards before the baby is born. Having 1 payment at a lower interest rate will save us money for our added monthly childcare costs.
With both you and your spouse working you will need some form of daycare. So I will ask again. What do you anticipate your monthly childcare (daycare, diapers, etc.) costs to be?	Yes me and my spouse will be working, but we are either going to work opposite schedules or we have family that is willing to helps us watch the baby. As for the monthy costs, this is our first child so I'm not too sure, I know that they are not cheap so that is why we are looking for this loan to pay off the high interest credit cards, making the payments easier for us.

Member Payment Dependent Notes Series 631310

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631310	$20,000	$20,000	16.32%	1.00%	December 24, 2010	December 25, 2015	December 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631310. Member loan 631310 was requested on December 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,333 / month
Current employer:	Westfield Insurance	Debt-to-income ratio:	18.90%
Length of employment:	5 years	Location:	Glen Mills, PA

Home town:
Current & past employers:	Westfield Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/11/10 > Loan is to pay off credit card debt. I make excellent money. My job is secure and my credit is good. Borrower added on 12/11/10 > This is the only debt I would have plus one other loan. I have no car payments, rent/mortgage payments. My job is very secure. I pay everything on time. I have a base salary plus bonus.

A credit bureau reported the following information about this borrower member on December 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1982	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,184.00	Public Records On File:	1
Revolving Line Utilization:	66.70%	Months Since Last Record:	105
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Westfield Insurance?	I am a Claim Account Manager. I manage claims service for large commercial accounts.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The house I live in is paid for by my fiancee. There is no mortgage.
Yes, you do make excellent money, so why are as deep in dept as you are? Lenders need to know what your plans are to curtail spending.	Type your answer here. Was a single mom for a long time. Once my cards are paid off I plan on closing all of them except for one to use in an emergency situation.
Hi, What was the public record on file 105 months ago, did you file for bankruptcy? Thanks -LL Herndon, VA	Type your answer here.Unfortunately, yes. Went through a nasty divorce.
My questions: (1) Reason for Public Record Chapter 7, or 11, Asset Liquidation Bankruptcy Filing 105-months ago? Divorce? Job Loss? Medical? Overspending? Or exactly what? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; 457 listed today. Not all 100 percent fund, especially $15-25K. 14-day listing overlaps fundings slowest time 12/23 to 01/02 Holidays. Loans 60 percent plus funded when their time expires automatically eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept partially funded loan? (Advantageous to accept partially funded, lower APR interest loan to pay off portions higher APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list new loan.) Holiday's Best Wishes. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	Type your answer here Unfortunately I had to file bankruptcy because of a nasty divorce. If loan is 60% funded I will accept. If I get the entire amount my plan is to pay it off within 3-4 years. Happy Holiday's to you and thank you.

Member Payment Dependent Notes Series 631317

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631317	$4,000	$4,000	9.25%	1.00%	December 23, 2010	December 24, 2013	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631317. Member loan 631317 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	n/a	Debt-to-income ratio:	10.20%
Length of employment:	n/a	Location:	Winona, MO

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	42
Revolving Credit Balance:	$7,831.00	Public Records On File:	0
Revolving Line Utilization:	62.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 631329

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631329	$12,000	$10,150	5.79%	1.00%	December 27, 2010	December 24, 2013	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631329. Member loan 631329 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	n/a	Debt-to-income ratio:	6.27%
Length of employment:	n/a	Location:	FORT MYERS, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/10/10 > Preparation for dental school in AZ, moving from FL to AZ

A credit bureau reported the following information about this borrower member on December 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,679.00	Public Records On File:	0
Revolving Line Utilization:	15.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 631347

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631347	$12,000	$12,000	5.79%	1.00%	December 24, 2010	December 24, 2013	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631347. Member loan 631347 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Teragram LLC	Debt-to-income ratio:	5.44%
Length of employment:	2 years	Location:	brooklyn, NY

Home town:
Current & past employers:	Teragram LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/10/10 > I want use the funds to pay off 2 credit cards. I seem to be paying so much interest every month that i do not see the balance get any lower. Instead it gets higher and higher so i want to fully pay the cards and concentrate on paying back this loan faster. Borrower added on 12/13/10 > thank you for the people who invested. I really appreciate it and hope more people invests so i can get the money as quickly as possible and start paying back the debt instead of paying off interest only in the credit cards. thank you.!!!! Borrower added on 12/17/10 > Please help me get my debt down. I am in serious need of money to pay off my credit card that is almost to it's limit. I will try to pay this loan sooner since i do not like to have any debt!!!!!!

A credit bureau reported the following information about this borrower member on December 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,155.00	Public Records On File:	0
Revolving Line Utilization:	17.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Why are you asking for a $12,000 loan "to refinance credit cards" when your revolving credit balance is only $3,155? What would you do with the rest of the loan?	i made a big purchase recently that took my balance higher. I was expecting to recieve some money to pay it off and i have to wait until september of 2011 to recieve that money. So my balance is about 11k in my credit cards.

Member Payment Dependent Notes Series 631361

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631361	$9,000	$9,000	5.42%	1.00%	December 28, 2010	December 31, 2013	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631361. Member loan 631361 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Broward Sheriffs Office/Fire Rescue	Debt-to-income ratio:	2.06%
Length of employment:	10+ years	Location:	Boca Raton, FL

Home town:
Current & past employers:	Broward Sheriffs Office/Fire Rescue
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/17/10 > The funds will be used to pay of all credit cards and a car repair. Getting all bills into one payment.

A credit bureau reported the following information about this borrower member on December 17, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1978	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	39
Revolving Credit Balance:	$4,240.00	Public Records On File:	0
Revolving Line Utilization:	9.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Is your CC debt increasing/decreasing over time? Please give specifics.	We have been paying down our credit card debt. We have been taking one at a time and getting them down. Now, we had a very large car repair. With thus loan we will be able to repair the car and pay down our credit cards much faster at an affordable interest rate.

Member Payment Dependent Notes Series 631365

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631365	$15,000	$11,750	6.17%	1.00%	December 27, 2010	December 24, 2013	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631365. Member loan 631365 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,996 / month
Current employer:	n/a	Debt-to-income ratio:	0.13%
Length of employment:	n/a	Location:	electric city, WA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

I'm a retired military veteran and this loan will complete the funding I need have a house built on another property I own.

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the other amounts and sources of funding for this project? Please tell us about your household and other sources of household income, if any.	The total remaining contract amount to have the house built on the property is 61,519.90. I will have around 50k in savings/due to cash on hand and home cashout/refinace. Most likely there will be few added costs to the contract amount but nothing of any great significance, due to the septic system already installed and all the other items needed for the building permit already completed this year. The 160 acre property is paid off so basically I will own the house/property outright when finished. I have a master card with a 15k limit to complete the funding but would rather not use that, obviously for interest rate reasons. Even with the monthly cost of this loan and my mortgage payment, my debt to income ratio would be less than 28%. My household income is correct as stated and verified by lending club and although my girlfriend lives with me and works she sadly has never helped me pay a single bill although I have asked.

Member Payment Dependent Notes Series 631428

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631428	$12,000	$12,000	6.91%	1.00%	December 24, 2010	December 24, 2013	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631428. Member loan 631428 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,206 / month
Current employer:	n/a	Debt-to-income ratio:	7.13%
Length of employment:	n/a	Location:	Norfolk, VA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/17/10 > I need exterior siding and bathroom major repairs. My home has needed these repairs for quite a while, but I have not been able to afford the cost. I am 100% disabled, so I have to hire contractors.

A credit bureau reported the following information about this borrower member on December 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,492.00	Public Records On File:	0
Revolving Line Utilization:	76.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you give some details on your source of income?	Type your answer here. U.S. Navy Retired: $1,321/month gross (taxable) Veteran's Affairs Disability Pay: $2,769/month (non-taxable) Social Security Disability: $1,220/month (non-taxable) I just started receiving SSD in October 2010. Due to many years of high medical bills, vehicle repairs, and house repair needs, I am way behind on very necessary house repairs; having reached the critical stage (siding, plumbing, bathroom subfloor/joist replacement, and then put bathrooms back together). I have been getting high interest bank loans over the past several years, which now are paid off. I have found honest, reasonable cost contractors to do the work.

Member Payment Dependent Notes Series 631484

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631484	$15,000	$13,575	6.54%	1.00%	December 27, 2010	December 24, 2013	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631484. Member loan 631484 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Exelon Nuclear	Debt-to-income ratio:	5.52%
Length of employment:	5 years	Location:	Streator, IL

Home town:
Current & past employers:	Exelon Nuclear
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/10/10 > Plan on Debt consolidation, worked very hard to keep my credit in the exellent condition that it's in. I've been employed with exelon for 4 1/2 years, job security is at it's highest. Absolutely no chance of lay offs. Even with the $460.00 a month payment, this will save me an additional $600.00 a month.

A credit bureau reported the following information about this borrower member on December 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,476.00	Public Records On File:	0
Revolving Line Utilization:	23.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 631559

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631559	$24,000	$24,000	17.80%	1.00%	December 23, 2010	December 27, 2013	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631559. Member loan 631559 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$29,167 / month
Current employer:	Southern California Physicians Medical G	Debt-to-income ratio:	9.59%
Length of employment:	3 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Southern California Physicians Medical G
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	54	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$71,833.00	Public Records On File:	0
Revolving Line Utilization:	99.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your loan will attract many more investors if you verify your income with Lending Club. You can contact LC by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents will tell you, you don't need to verify. Sometimes you might need to hint to the agent that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) I know for a fact that most loans will receive funding much faster. No response needed, just giving you some info. Thank You!	Thak you. I will verify my income with a pay stub.
What is your position at work? Please itemize your large revolving debt, which is listed as $71.833.	I am an anesthesiologist. After graduating from Med school 3 years ago, I started working for one of the largest and most stable HMOs in California, Kaiser Permanente/SCPMG Most of my revolving debt are credit card bills. I essentially have credit cards (Bof A) that have sizebale balances (19,400+)x 2, 15K, 10K, 10k (Chase)
You make $29,167 a month. Why do you need this loan?	You are right I do make a lot of money. I need this loan to cover my expenses that are JUST AS MUCH. As I have eluded to earlier, I am going through a divorce and living on just my salary. I have incurred debt (lawyers, law school) that I intend to pay each and every one of them. I also have incurred a lot of school loans from med school.
do you use budeting software like mint.com? how did you get into this debt & do you have a solid plan to get out of it?	Yes I do. I started using mint.com. My plan is NOT TO INCUR ANY MORE DEBT and pay off my credit cards within 2-3 yrs. I am going through a divorce and my daughter and I are living only on my salary. Hence, I am moving to a smaller (cheaper home), selling my cars (getting a cheaper one), and paying all the left over money to my HIGH INTEREST CREDIT CARDS and school loans (from med school). I am able to pay everything every month but I am really tight. I also do overtime when I can.
you are carrying $71.8k in RCB. List your debt amount, interest, monthly payments and please indicate which debt you are planning to pay off. What are your itemized monthly expenses? In years how long are you planning to take to pay off this loan. What are you doing to keep this debt from reoccurring? Thank You	19.4K BofA CC 27% $550 *** 19.4K BofA CC 22% $440 15K BofA CC 14% $300 10K Chase CC 29% $420 **** 10K Chase CC 22% $300 The *** debts (which has the highest interest) is what I am planning to pay off. Itemized debt: Mortgage $5500 elec $500 Car $500 CC $2000 School Loan $1200 Food $400 Gas $400 Insurance $250 Tuition $1200 Cable $120 Internet/att $170 Verizon Wireless $150 I am planning on paying this off in 3 yrs. (if possible and as fast as I can). I am not planning on using my credit cards (I primarily used it for lawyers and divorce is final). I am also downsizing (moving to cheaper home, selling my car (getting cheaper one). Thank you.
Thank you for answering my questions but you still haven't got your income verified or jumped through all hoops to get an approved on your loan review. With the debt you are carrying and your listed salary investors want to see those 2 green check marks on your request. Contact LC for details and keep on them until those are done. good luck	I have faxed my stub and W2 3 x ALREADY. I will call them and bug them. Thanks again.
Hi Why do you have two BofA credit cards with $19k+ in debt? Any word from lendingclub about income verification?	I was given 2 professional Credit Cards by BofA (a Mastercard and Visa). I just spoke to an Eric in the LC office. They have received all my documentation (W2 and 2 recent pay stubs). They will submit today. In addition, he has informed me that they have verified my employment successfully. Thank you.
My questions: (1) Initially selected 3-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) Normally 300 loans listed; 430 listed today. Not all 100 percent fund, especially $15-25K. 14-day listing overlaps fundings slowest time 12/23 to 01/02 Holidays. Loans 60 percent plus funded when their time expires automatically eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept partially funded loan? (Advantageous to accept partially funded, lower APR interest loan to pay off portions higher APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list new loan.) Holiday's Best Wishes. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	Hello Retired US Marine Corps: 1) My plan is to pay this off this loan in 3 yrs, at this time. However, I am coming up for partnership (medical group) on August 12, 2011. If I become a partner (which I expect to be), then my salary will go up substantially. Then I will have extra money to pay this loan off faster. 2) I see your point about the loans and the circumstances surrounding this (Xmas time, economic bust...) and YES I will accept a partially funded loan. This will still help me pay off higher interest debt. I really appreciate the information you have shared. May you have a blessed and Happy Holiday. Thank you.
Have you found out why LC has not verified your income yet?	I have not spoken to them about that because the last time I checked, my credit review had a green check mark and it said approved. I assumed that they verified my income and employment. I will contact them tomorrow and post something on the update area. Thanks!
So sad to hear about your divorce -- good luck on getting partnership. Here's a fellow divorced MD who will help to fund your loan.	That just put a smile on my face. :)) Thanks!

Member Payment Dependent Notes Series 631594

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631594	$7,000	$7,000	5.42%	1.00%	December 23, 2010	December 24, 2013	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631594. Member loan 631594 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Harold F. Leeper M.D. Ph.D. Inc.	Debt-to-income ratio:	5.01%
Length of employment:	5 years	Location:	WHEELING, WV

Home town:
Current & past employers:	Harold F. Leeper M.D. Ph.D. Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 10, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,401.00	Public Records On File:	0
Revolving Line Utilization:	5.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Harold F. Leeper M.D. Ph.D. Inc.?	I am an ophthalmic technician and directly assist with laser eye surgery for diabetic retinopathy and age-related macular degeneration.
Would you please detail your monthly expenses? Please list each expense that you have throughout the month. Please also list the amount of disposable income available after expenses. Currently your listing does not show that your income is verified. Please contact Lending Club member services(support@lendingclub.com), and take the extra steps involved in verifying your income. Please also note that having your loan approved does not necessarily mean your income is verified, as Lending Club does not necessarily verify income as part of the approval process. So please contact member services and request that they verify your income. If your income has been verified, I would be happy to invest in your loan. Thanks	Monthly expenses include: $500 rent $250 utilities $150 college loan $400 misc. expenses I have currently set up my finances so that I am able to save approximately $750-$1000 each month. I have sent information to begin my income verification, but this may not be completed until after the weekend. Thank you for your consideration in investing in my loan!
What do you intend to do with your loan?	Buy my girlfriend of 3 years an engagement ring.

Member Payment Dependent Notes Series 631604

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631604	$20,000	$20,000	6.91%	1.00%	December 28, 2010	December 27, 2013	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631604. Member loan 631604 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,558 / month
Current employer:	United States Army	Debt-to-income ratio:	9.49%
Length of employment:	10+ years	Location:	FAYETTEVILLE, NC

Home town:
Current & past employers:	United States Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/13/10 > This loan will be used to consolidate existing credit card debt. Borrower is an 18-year military officer (Green Beret) with an engineering degree. Monthly budget for debt payment is currently $1000. This loan will allow for better cash flow, lower interest rate, and quicker payoff of loan amount. Borrower is obligated to remain in the military for 4 more years in return for funded master's degree program, so job stability is not an issue.

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1987	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,638.00	Public Records On File:	0
Revolving Line Utilization:	75.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 631691

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631691	$8,000	$8,000	6.54%	1.00%	December 24, 2010	December 27, 2013	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631691. Member loan 631691 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Odopod	Debt-to-income ratio:	5.70%
Length of employment:	< 1 year	Location:	San Francisco, CA

Home town:
Current & past employers:	Odopod
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/13/10 > -Interaction designer living in San Francisco. I design user interfaces for mobile, computers, TVs, etc. If you use with a screen, someone like me worked really hard to figure out how to (hopefully) make your life easier. -I work full-time for an award winning design firm and do freelance work on the side. I love what I do. -Annual income of $75-90k depending how much freelance opportunity I take up. -Planning to consolidate my credit cards and misc. loans under LendingClub. Borrower added on 12/23/10 > -Happy Holidays! & Festivus for the rest of us.

A credit bureau reported the following information about this borrower member on December 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,013.00	Public Records On File:	0
Revolving Line Utilization:	51.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Where did you work prior to Odopod?	I worked at frog design -- a much bigger design consulting firm. I worked at the SF studio/ headquater. I left after 18 months to look for a smaller, less corporate, and more competitive design firm. I also took a 1 month sabbatical from frog to do some contract design work for Facebook.

Member Payment Dependent Notes Series 631700

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631700	$10,000	$10,000	5.79%	1.00%	December 27, 2010	December 26, 2013	December 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631700. Member loan 631700 was requested on December 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	Grayson Utilities	Debt-to-income ratio:	0.00%
Length of employment:	10+ years	Location:	GRAYSON, KY

Home town:
Current & past employers:	Grayson Utilities
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/12/10 > Good day investors. I plan to use my loan for home improvements which will include a new septic system. What makes me a good borrower is that I have always paid my loans on time. I have never made a late payment on a bank loan or credit card payments. At this time I do not currently owe on any loans and I have a zero balance on all credit cards. My Monthly expenses are minimal where I do not have any debts so repaying the loan at the rate I have been quoted will not be a problem. I currently work for a utility company. I have been employed with them for ten years. In these troubled times of the economy utility jobs are among the most secure job in the United States.

A credit bureau reported the following information about this borrower member on December 11, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	I do not owe a mortgage on my house No I do not hold the deed. My Mother holds the deed I have lived here for 20 years

Member Payment Dependent Notes Series 631719

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631719	$25,000	$25,000	14.83%	1.00%	December 24, 2010	December 25, 2013	December 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631719. Member loan 631719 was requested on December 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	atlas travel intll	Debt-to-income ratio:	16.74%
Length of employment:	1 year	Location:	WESTPORT, MA

Home town:
Current & past employers:	atlas travel intll
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/11/10 > In need of quick cash to satisfy an IRS debt from a 401k liquidation. We have excellent receivables - over 16k per month net and are able to handle monthly payments easily - we just do not have access to lump sum cash.

A credit bureau reported the following information about this borrower member on December 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1988	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	15
Revolving Credit Balance:	$12,399.00	Public Records On File:	0
Revolving Line Utilization:	24.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at atlas travel intll and where did you work prior to that?	I am a Sr Software Developert/Database Analyst. Prior to coming to Atlas - I worked for Acushnet Co , which is the parent company of Titleist/Footjoy. I was employed there for 25 years as a Sr Applications Developer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The current balance on our mortgage is 333,000.00. Zillow lists the value of my home at 456,00.00
What were the circumstances of the delinquency 15 months ago?	Forgetfulness. We were out of the country and I forgot to pay a bill. When we got back - I realized we were late and paid the bill right away.

Member Payment Dependent Notes Series 631740

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631740	$16,000	$16,000	15.57%	1.00%	December 23, 2010	December 25, 2015	December 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631740. Member loan 631740 was requested on December 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,967 / month
Current employer:	Dept. of Justice/Bureau of Prisons	Debt-to-income ratio:	8.50%
Length of employment:	6 years	Location:	Franklinton, NC

Home town:
Current & past employers:	Dept. of Justice/Bureau of Prisons
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/11/10 > I plan to consolidate 3 high interest credit cards with a combined minimum monthly payment of $437. My wife and I gradually racked up this debt while she was a stay at home mother of three. The children are all in school now and she has returned to the work force full time. We now earn enough that we do not need to use the credit cards at all to "get by". Both of us work for the federal government (Bureau of Prisons) with very secure positions. The federal inmate population in this country is currently around 200,000 and it continues to grow. My wife and I have 12 years left on a 15 year mortgage in order to be debt free as soon as possible. We pay our bills early or on time every month as you will verify. We have one vehicle paid off and one financed through Honda finance. Our monthly budget allows us to afford our $2,576 mortgage and still pay all of our bills. We are old school Americans who believe in paying off their debt vs. bankruptcy.

A credit bureau reported the following information about this borrower member on December 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	63
Revolving Credit Balance:	$12,652.00	Public Records On File:	0
Revolving Line Utilization:	59.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Bank of America Card $6,800 (will be paid off) Chase card $3,600 (will be paid) Target Red card $5,700 (will be paid) Honda Pilot Finance $26,000 (won't be paid) Wells Fargo Mortgage $220,000 (won't be paid) Home Depot card $900 (won't be paid) Best Buy card $500 (interest free, won't be paid) Rooms to Go $3000 (interest free, won't be paid) Thanks
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I have one mortgage on a house currently worth $280,000. I owe $220,000 on a 15 year mortgage (12 years remaining). I do not have a home equity loan of any type on this property. Thanks
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I think I received this question twice. I did answer this same question already. If you didn't receive the answer, I would be happy to send the figures again. Thanks for your time
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 515 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 pct funded. Lender 505570 Screen ID: USMC-RETIRED.	1.) I am a Factory Manager in a Federal Prison Industries Textile factory located in Butner, NC. I supervise five staff members and 150 federal inmates. We manufacture 648 Mens' Air Force dress shirts & 1100 Men's Army dress shirts daily. 2.) I expect to repay the loan between 3 to 4 years realistically. 3.) I am serious about ridding myself of CC debt and desire to pay off the entire combined balance of approx. 16K. 60% funding would truthfully probably not help me in accomplishing this goal. Thank you for your interest.

Member Payment Dependent Notes Series 631764

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631764	$15,000	$15,000	9.99%	1.00%	December 24, 2010	December 25, 2015	December 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631764. Member loan 631764 was requested on December 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	amco ranger pest control	Debt-to-income ratio:	12.88%
Length of employment:	10+ years	Location:	st louis, MO

Home town:
Current & past employers:	amco ranger pest control
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/11/10 > remolded kitchen and bath

A credit bureau reported the following information about this borrower member on December 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,443.00	Public Records On File:	0
Revolving Line Utilization:	45.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at amco ranger pest control?	termite treatments and home repairs and pest control such as bee removel animal control and removel.
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) 552 loans listed today. Not every loan 100 pct funds, especially $15K - $25K sizes. Your loan listed 14-days maximum including portion 12/23 to 01/02 Holiday period traditionally very slowest time of year for loan fundings. Loans 60 percent, and more, funded when their listing expires, are automatically eligible for issue. When your listing expires, if loan ends 60 percent plus funded, will you accept partially funded loan? (More advantageous to accept the partially funded loan. After 6-months on time payments, borrower automatically can relist loan for the unfunded $ amount or list another loan.) Best wishes loan 100 pct funds. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	(1) full 5 yrs if accepted (2)yes

Member Payment Dependent Notes Series 631788

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631788	$16,000	$16,000	10.36%	1.00%	December 24, 2010	December 25, 2015	December 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631788. Member loan 631788 was requested on December 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,100 / month
Current employer:	valley view medical center	Debt-to-income ratio:	0.59%
Length of employment:	5 years	Location:	bhc, AZ

Home town:
Current & past employers:	valley view medical center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,122.00	Public Records On File:	0
Revolving Line Utilization:	34.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at valley view medical center?	administrative nursing supervisor-in charge of shift operations
What is your net monthly income and your $ monthly costs (mortgage, utilities, car, any CC debt/loans, phone/internet/cable, childcare/tuition costs as applicable)? Thanks for your answer to this Q.	net=$5800.00/mo costs=$2100.00/mo
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) 515 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 pct funded. Lender 505570 Screen ID: USMC-RETIRED.	(1)3-4yrs (2) no
Hi, I am interested in funding your loan. Can you please tell me what is the total dollar amount owed on your credit cards and from any personal loan debts? Thanks, Ron	credit cards=$1150...i pay off every month...this will pay off 12/17/2010...no personal loan debt other than mortgage which is less than $700.00/mo...no car payments,own them both outright.

Member Payment Dependent Notes Series 631846

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631846	$25,000	$25,000	20.03%	1.00%	December 24, 2010	December 25, 2015	December 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631846. Member loan 631846 was requested on December 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,175 / month
Current employer:	Home State Mortgage Group, Inc.	Debt-to-income ratio:	12.36%
Length of employment:	< 1 year	Location:	Gurnee, IL

Home town:
Current & past employers:	Home State Mortgage Group, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/16/10 > I have a very good job now and am in managment again. My future is very solid now. I am trying to consilidate the various credit card accts that have accrued over the past years since I was laid off and previously underemployed. This consolidation will allow me to eliminate the revolving debt on a fixed rate and within a time frame. The proposed loan payment is approximately $235/mo less than I pay now.

A credit bureau reported the following information about this borrower member on December 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1981	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	32	Months Since Last Delinquency:	19
Revolving Credit Balance:	$24,109.00	Public Records On File:	0
Revolving Line Utilization:	61.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Home State Mortgage Group, Inc. and where did you work prior to that?	Type your answer here. I am an Asst VP, Underwriting Manager. I also manage mortgage risk and quality. The 2 years prior to that I was a Senior Underwriter with B of A and Platinum Mortgage, a Senior Vice President of Underwriting at Interbank Mortgage. After 6.5 years, I was laid off from Wells Fargo Home Mortgage. I was Regional Underwriting Manager for the East and Central Regions in their Wholesale and Correspondent Division. I left Chase Mortgage after 9+ years to work at Wells Fargo. In all I have been in the Mortgage Banking Industry since 1982, and in Underwritng since 1986.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. My husband bought the house prior to us getting married. he purchased it in June 2006 for 363000.00. At that time it appraised for $400,000.00. According to Zillow , they say it is valued at $260,000. Based on what I have seen in the area, it may be between $275000 to 280,000.00.
What is your position with Home State Mortgage? What was you last job prior to that? And, lastly, what were the two delinquencies on your record?	Type your answer here. Currently I am an Asst VP and Underwriting Mgr for Home State Mortgage. In November 2007, after 6.5 years at Wells Fargo Home Loan, I was laid off. At the time I was a Regional Underwriting Mgr for the East and Central Regions for the Wholesale and Correspondent Divisions. Since that time I worked as a SVP of Underwriting at InterBank Mtg, been a senior underwriter at Platinum Mtg and bank of America. Home State Mortgage offered me an opportunity to get back into management in underwriting and credit policy. Based on the credit report I had pulled on myself the 2 late pays occured about 1.5 years; that was at the time I left InterBank Mtg. The owner did not pay earned bonuses and cut all managers income. When I left for another position after enduring an increasingly hostile and uncomfortable working enviroment; the owner did not pay me for my last 2 weeks. The position I took with Platinum, was for much less money. During that transition time and until I went to work at B of A for a bit more money; things got very tight and my hsuband and I eventually liquidated 401 K funds to pay bills and expenses.
Please detail the cards you will pay off include balance and APR. Thanks	Type your answer here. 2 Cap One cards totalling $8000 @ 23.15%, Lord and Taylor $2073@ 23.99% Banana Republic $1495@26.24% Talbots $682@24.99%,Macys $954@24.5%, Kohls $2740@21.9%, Barclays $3075.00@30.24%, BP (Chase) $950.51@27.24%,Walmart $563@29.90% and Victoria Secret $316@24.99% PLUS to pay some car repairs. My car is a 1997 Toyota Rav 4 which needs about $1600 in repairs. It is my only vehicle. I really have not used the cards much in the last 18 mos. although it does not look like it. I have only been paying the minimum and the interest rates continue to go up.
Hi! I'm very interested in helping to fund your loan, but please contact Lending Club at support@lendingclub.com to verify your income. Thanks!	Type your answer here: I will call in. I am located in the Chicagoland area and am on Central Time. My current Employer is Home State Mortgage Group in Crystal Lake, Illinois.The HR Department can be reached by asking for them directly.
You mentioned a husband, does he have an income? if so will he be willing to help in case of unforeseen emergencies or since you applied for the loan or the debts your total responsibility? I am interested to help.	Type your answer here. I am married and my husband does work. However I am the primary wage earner in the family. In January 2007, my husband's company went out of business. He had been there for 14 years. He earned a base salary, overtime and bonuses. He did find work, but his base salary is the same and no overtime or bonuses. Fortunately, he is still with the same company. He bought the house before we married; he handles the household debts and misc expenses. He has 2 boys in H.S. (senior and sophomore), and I have a daughter in college.
Hello, it's me again please have your income veriied.	Type your answer here. My understanding it has been verified....last week. I did fax over all pertinent information and confirmed it was received.
if you verify your income with lending club, you will attract many more investors.	Type your answer here. Oh, okay, I misunderstood. My salary is $7175.00 per month.
Thank you for answering all of the investors questions. It is comforting you are forfthcoming with your answers. You have an extrodinary high interest rate on each credit card. Being that you are only paying the minimum on each card, please provide the TOTAL monthly minimum payment you make for your credit cards. Thank you.	Type your answer here. I pay approximately $903.00 per month in credit card debt alone. I know it is ridiculous, that is why I want this consolidation loan.

Member Payment Dependent Notes Series 631948

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631948	$15,000	$15,000	5.79%	1.00%	December 27, 2010	December 27, 2013	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631948. Member loan 631948 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,800 / month
Current employer:	ARTHUR G RUSSELL CO.	Debt-to-income ratio:	10.68%
Length of employment:	10+ years	Location:	BRISTOL, CT

Home town:
Current & past employers:	ARTHUR G RUSSELL CO.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/19/10 > I HAVE $22000 IN STOCK'S THAT I CAN PULL ANYTIME TO COVER THIS LOAN.

A credit bureau reported the following information about this borrower member on December 12, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,021.00	Public Records On File:	0
Revolving Line Utilization:	13.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please would you tell us about yourself, your occupation, what precisely this loan is for, and why you prefer to borrow the money rather than use any savings you may have. Also, is your credit card debt increasing/decreasing over time?	Type your answer here.i'm an electrician.ive been employed @ agr for 16 going on 17 year's.my job there is to wire machines and controls for high speed assembly equipment. our work web site is www.arthurgrussell.com go there to see what we build. this loan is for paying off 3 credit card's fast and then go shopping for a card with a good rate.I also want to buy a nice laptop for reading news at breaktime at work. I didn't use saving's because i have none. what i do have is a 401k with over 50,000 and 22000 from my mom in stock's and i don't want to touch it. also i think on the form i filled out 60000 is my net not gross per year. i also want to max out my controbution's to my 401k because it's 25 cent's on adollar match from my company plus profit sharing and i'm not getting any younger. my debt is decreasing because i bought everything i want just about , now i just have to learn how to use it all.
Your expected payment takes a large chunk of your monthly income. Please detail your other monthly expenses and comfortable in re-paying the loan	Type your answer here.$ 60,000 is my net not my gross. i bring home $700 per week without overtime. 15 hour's a week is available to me if i want to work it, and that is available to me at least until may of next year. EXPENSE'S rent 400 gas 62 elec 68 cable 200 include's phone and internet gym 10 car insurance 1000 p/year gas for car 35 p/week

Member Payment Dependent Notes Series 632042

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632042	$24,250	$24,250	18.54%	1.00%	December 24, 2010	December 26, 2015	December 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632042. Member loan 632042 was requested on December 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,012 / month
Current employer:	Coppell Independent School District	Debt-to-income ratio:	14.71%
Length of employment:	5 years	Location:	LEWISVILLE, TX

Home town:
Current & past employers:	Coppell Independent School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/12/10 > I want to pay off all of my debt once and for all. It will be much easier as one loan. I always pay my bills. I have a stable job and have been working in my profession for many years. Thank you if you decide to help me. It will be appreciated more than you know. Borrower added on 12/14/10 > I have been asked several questions, so I will try to answer them here. First, I have been a responsible person throughout my life. However, credit card use is the one area where I failed. I am deeply regretful and ashamed about this failure. I got in over my head. My monthly budget is as follows: rent and utilities $880, phone/internet $165, electricity $120, cable $65, gas $55, food/toiletries/necessities $150-$200, occasional insurance payments $990/6-month period, plus of course credit card bills. Credit Card #1 $15,000 APR 17.90% Credit Card #2 $15,000 APR 19.99% Credit Card #3 $2000 APR 14.99% My plan is to pay off one of the $15,000 cards and the $2,000 card immediately if you are kind enough to fund my loan. If I receive the full amount I have asked for, I will put the rest of the loan onto the final card. I hope to pay this off in less than 5 years. I would like to be able to pay it off in 4 years. As to how I will make sure that this doesn't happen again, I am driven to get rid of this debt ASAP. I have already cut my spending and am looking for more ways to cut it. I am working on a list of further options and ways to work on this debt. With the help of investors in Lending Club, I can take control of this situation in a much more effective way and end my debt problem. I don't ever, ever want to have this kind of problem again.

A credit bureau reported the following information about this borrower member on December 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1987	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,869.00	Public Records On File:	0
Revolving Line Utilization:	93.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Coppell Independent School District?	I am a teacher.
Would you mind telling us how you acquired so much revolving-credit debt ($32K )? Secondly, do you have any hopes or plans to buy a home in the foreseeable future?	I do plan to buy a home in the future, but I wouldn't dare until my current debt obligation is paid off.
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) 552 loans listed today. Not every loan 100 pct funds, especially $15K - $25K sizes. Your loan listed 14-days maximum including portion 12/23 to 01/02 Holiday period traditionally very slowest time of year for loan fundings. Loans 60 percent, and more, funded when their listing expires, are automatically eligible for issue. When your listing expires, if loan ends 60 percent plus funded, will you accept partially funded loan? (More advantageous to accept the partially funded lower APR interest loan and pay off higher APR interest debts. After 6-months on time payments, borrower automatically can relist loan for unfunded $ amount or list another loan.) Best wishes loan 100 pct funds. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	Yes, I believe I would accept partially funded loan.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 350 loans listed daily; 552 loans are listed today. Not every loan 100 pct funds, especially $15K - $25K sizes. Your loan lists 14-days maximum including the portion 12/23 to 01/02 Holiday period that is traditionally the slowest time of year for loans fundings. Loans 60 percent, and more, funded when listing time expires, is automatically eligible for issue. When listing expires, IF loan 60 percent plus funded, will you accept the partially funded loan? More advantageous to accept partially funded, lower APR interest loan and pay off the higher APR interest debts. After 6-months on time payments, a borrower automatically can relist loan for unfunded $ amount or list another loan.) Best wishes loan 100 pct funds. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	I have been with my current school district for 5 years as a teacher.
FYI--Have you thought about getting some budget help--there is some good online help--(mint.com) being one of them and I think that it is free or you could just google. It might be just what you want and/or need. But I do want to give you my two penny's worth (pay your high CC first--then try to make more than min payments on what is left) of coarse you can just throw away the two penny's like some of us do. Good luck! I hope your love ones and your friends Have Happy Holidays. Thank you, I will invest in you, and I hope your loan fully funds.	Thank you to you and everyone else who has invested in me. This has been a good week because of the suggestions, encouragement and support I have felt from investors like you.
RE: "Credit Card #3 $2000 APR 14.99% ... My plan is to pay off one of the $15,000 cards and the $2,000 card ..." Please provide an economically sound and fiscally responsible reason why you want to incur new debt at 21% to pay off an existing debt at 15%. Note that "I want to check one fewer boxes on my bill-pay each month" is not an economically sound and fiscally responsible reason in my view.	Yes, I do understand what you're saying, but it is very important to me not to have 3 separate payments going. As you may see in another answer I just submitted, I am working at this debt problem from several angles and have been pondering if there might be other ways to perhaps pay that smaller credit card off from another source of money. I have been giving a lot of thought to that smaller credit card and will continue to do so. Thank you for your input.
Please consider using budgeting software like Mint.com and getting moral support from friends & family as you try turning over a new leaf & developing more responsible financial habits. What other steps are you willing to take to make this successful for all parties involved?	I have been thinking very hard about this and will continue. I have already identified some items that I want to try to sell and will continue to work on this. I am looking at everything I'm purchasing and thinking about any cost reductions I could make. I read the Coupon Mom's book this summer and am working on learning to use the coupon system. For the last few months, I have changed some of my patterns. For example, I shop more at the dollar store and buy more generic brands. I want to use a debit/gift card system instead of credit cards. This isn't everything I've thought about and done, but it should give you an idea of how much thought and effort I'm putting into it.

Member Payment Dependent Notes Series 632076

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632076	$20,000	$20,000	9.62%	1.00%	December 23, 2010	December 25, 2015	December 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632076. Member loan 632076 was requested on December 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,917 / month
Current employer:	N/A	Debt-to-income ratio:	14.40%
Length of employment:	< 1 year	Location:	santa barbara, CA

Home town:
Current & past employers:	N/A
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/11/10 > Loan is for capital in the form of cash for day to day floats between payments from clients and vendors. We are small minority women owned business that specialized in construction. Currently we are in the start up phase. I will continue to work my job, while my partner who has 10 plus years in this field will handle the contracting side. All construction equipment is owned with zero debt and we currently have a cash cushion of +/- 15,000 and 20,000 in available credit. Please feel free to contact me for more information. Borrower added on 12/15/10 > I will not be accepting this loan unless funding hits at least 85%, otherwise I will seek a micro-loan from the SBA. Many Thanks.

A credit bureau reported the following information about this borrower member on December 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$695.00	Public Records On File:	0
Revolving Line Utilization:	26.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 632132

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632132	$6,400	$6,400	12.23%	1.00%	December 22, 2010	December 25, 2015	December 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632132. Member loan 632132 was requested on December 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,800 / month
Current employer:	Josh	Debt-to-income ratio:	18.96%
Length of employment:	< 1 year	Location:	Modesto, CA

Home town:
Current & past employers:	Josh
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/14/10 > My Boss is a close friend When he hired me he wanted to make sure I could work for him long term 10 or 12 years. I plan to do just that this is a very secure job. I will also get a pay raise in Feb. I will be going from 2800 a month salary to 3000 a month salary. Josh (the Boss) will gladly tell you the same thing. I plan to use these funds to Get ahead and eliminate some payments all together. I am positive I can pay back what I am borrowing. I am very close to paying of my loan for the new engine I had to put in my truck. With this loan I will pay off that loan and have the pink slip back from my car again which will be very nice.

A credit bureau reported the following information about this borrower member on December 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,012.00	Public Records On File:	0
Revolving Line Utilization:	86.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 632245

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632245	$10,000	$10,000	17.06%	1.00%	December 28, 2010	December 26, 2015	December 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632245. Member loan 632245 was requested on December 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,667 / month
Current employer:	Cox,s Harley- Davidson	Debt-to-income ratio:	4.73%
Length of employment:	10+ years	Location:	Siler City, NC

Home town:
Current & past employers:	Cox,s Harley- Davidson
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,108.00	Public Records On File:	0
Revolving Line Utilization:	89.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.Bal. as of 12/12 $86,750.00. Current market value is approx. $117,000.00. We have no HELOC.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) What is QIB Startup? and if business provide DETAILS?y Best wishes that your loan is quickly 100 pct funded. Lender 505570 Screen ID: USMC-RETIRED.	Type your answer here(1).I have been gainfully employed with a Harley-Davidson Dealership since 1992. (2) I am expecting to repay this loan in 12-24 mos.(3) OIB- Online Internet Business. I have run across what my wife and I consider a unique opportunity that we don't want to miss the boat on. As far as details...Still working things out.
Please tell me more about your business. Thanks	Type your answer here.Due to some health problems my Drs. want me to quit physically working. My wife and I are putting together a website related to older Harley- Davidson troubleshooting and parts. Trying to generate some passive income. Thank you.

Member Payment Dependent Notes Series 632248

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632248	$25,000	$25,000	10.36%	1.00%	December 27, 2010	December 26, 2013	December 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632248. Member loan 632248 was requested on December 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,167 / month
Current employer:	Wells Fargo	Debt-to-income ratio:	16.14%
Length of employment:	3 years	Location:	Dublin, CA

Home town:
Current & past employers:	Wells Fargo
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/12/10 > The loan request will be used to pay off all credit card debt and misc loans so that I have one monthly payment and will be debt free in 3 years. Borrower added on 12/12/10 > Accounts I am looking to pay off with loan: Chase - $8900 - rate 17.24% (partial balance has 7.99% until 8/11 - min payment will also go from 2% to 5% in 8/11) Sears - $4300 - rate 25.24% Target - $1500 - rate 20.24% WF Visa - $7200 - rate 5.24% (although the rate is lower then what this loan has to offer, we are looking to consolidate all payments into one with an end in sight) Sleep Train - $1900 - rate 0% (expires 02/11 -rate converts to 24.99%) I am looking to consolidate everything under one payment and have paid off in 3 years. Since this is a loan and not a revolving line of credit it will certainly help in reaching our goal. My partner was laid off from AT&T and was unemployed for almost 2 years. He is back to work and has been for 9 months. Now that were back on track we want to eliminate the debt we occurred while he was unemployed. His income is $70,000, mine is $74,000. We have paid all debt on time, no late payments. Were responsible individuals. Your consideration is much appreciated. Thank you! Borrower added on 12/24/10 > Thank you, thank you, thank you to all of you who invested in our future! I have never been so pleased with a loan process as I have with Lending Club. I hope you all have a Happy Holiday and New Year. Thanks again.

A credit bureau reported the following information about this borrower member on December 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,224.00	Public Records On File:	0
Revolving Line Utilization:	42.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Wells Fargo?	I am a mortgage underwriter. I have been an underwriter in the mortgage industry for almost 20 years.
What is your net monthly income and your $ monthly costs (rent, utilities, car, any CC debt/loans not consolidated by this loan, phone/internet/cable, childcare/tuition costs as applicable)? Thanks for your answer to this Q.	Hello and thank you! I would be happy to provide that information. My net take home is monthly is around $3000 monthly. Rent is $1075, cable/phone/internet $100, PG&E $40, cell $30, car $297, insurance $83. All debt will be consolidated expect Citibank with a balance of $10,000, that has a rate of 1.99% until the balance is paid off. Payment is $150. I hope that helps. Please let me know if you need more details. Thanks for your consideration.

Member Payment Dependent Notes Series 632255

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632255	$25,000	$25,000	9.99%	1.00%	December 27, 2010	December 26, 2013	December 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632255. Member loan 632255 was requested on December 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,083 / month
Current employer:	Ernst and Young	Debt-to-income ratio:	16.67%
Length of employment:	< 1 year	Location:	Long Is City, NY

Home town:
Current & past employers:	Ernst and Young
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/13/10 > My aim is to refinance my credit card, for which the interest rate is too high. I make over $12,000 per month and never missed a payment on my debt. I changed jobs recently to increase my salary, I was not unemployed. I do not intend to take on more debt, I have been repaying for over 2 years by now but the interest rate is so high (16%) it takes for ever. Thanks for helping me getting an honest interest rate!

A credit bureau reported the following information about this borrower member on December 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,175.00	Public Records On File:	0
Revolving Line Utilization:	11.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Hello there is about $40k in credit card debt and this loan will pay most of it off. I currently pay $1,600 on this card account every month. The interest rate is 16%. There is also $10k left on a personal loan with my bank which will be paid in 2 years, I pay $600 per month. The interest rate is 14%. Getting this loan for the full $25,000 will allow me to save about $50 a month in interest and pay my credit card off faster. It should also allow me to improve my credit score which would be handy if I look for a mortgage in a year or two. I work as a consultant and my clients are financial institutions. Thanks for your interest!
What type of consulting do you do for these clients? Financial, design, marketing...?	Thanks for your question. It is financial. Best.

Member Payment Dependent Notes Series 632268

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632268	$9,250	$9,250	5.79%	1.00%	December 27, 2010	December 26, 2013	December 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632268. Member loan 632268 was requested on December 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	General Board of Pensions and Health Ben	Debt-to-income ratio:	18.91%
Length of employment:	3 years	Location:	Skokie, IL

Home town:
Current & past employers:	General Board of Pensions and Health Ben
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/12/10 > Consolidating debt from high interest credit card. Borrower added on 12/24/10 > Job is stable. -- Full-time (Unix systems adminstrator).

A credit bureau reported the following information about this borrower member on December 12, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$91,106.00	Public Records On File:	0
Revolving Line Utilization:	29.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you list the balances of your credit cards, amount owed, the interest rate and the minimum monthly payment of the credit cards you want to payoff. Please use the following format. (Credit card name - amount owed - interest rate - minimum monthly payment). (example) 1. Discover Card - $552.67 - 29.9% - $15.00 mo 2. Amex - 29.9% -$299.02 - 19.9% - $30.00 mo Thank you.	Hello Berney_made_off_with_my_money, Here's the requested information: Citi - $2,758 - 23.99% - $71 Discover - 6,917 - 17.24% - $173 Discover - $827 - 28.24% - $25 Hope that helps.
Hi. What is $91,106.00 balance? Would you also provide a breakdown of you major monthly expanses. Thanks	Here's the requested information: Citi - $2,758 - 23.99% - $71 Discover - 6,917 - 17.24% - $173 Discover - $827 - 28.24% - $25 Hope that helps.

Member Payment Dependent Notes Series 632382

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632382	$25,000	$25,000	15.57%	1.00%	December 22, 2010	December 26, 2013	December 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632382. Member loan 632382 was requested on December 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	DEPARTMENT OF DEFENSE	Debt-to-income ratio:	9.17%
Length of employment:	4 years	Location:	FAYETTEVILLE, NC

Home town:
Current & past employers:	DEPARTMENT OF DEFENSE
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	46
Revolving Credit Balance:	$15,955.00	Public Records On File:	0
Revolving Line Utilization:	53.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.The balance on my (VA) home loan is 134,000 and the market value is 149,000, this infornation is current. I don,t have a HELOC on this mortgage.
What do you do for the DEPARTMENT OF DEFENSE?	Type your answer here. I am the Ammunition Manager for two advance schools for the Special Warfare Training Group (Airborne) at Fort Bragg, NC
Hello, What is the value of your home & how much do you owe on it (including home equity loans, etc..)?	Type your answer here. The value of my home is 149,000 and I owe 134,000 on it.
Could you please list the various balances, and the APR of each, that you plan to consolidate with this loan? Thanks.	Type your answer here. There are five cards and 3 of the five are closed. All card are round off to the whole dollar; These cards are closed (1) Discover Card Balance 7,015 APR 17.24% (2) Penfed Visa Card Balance 7,723 APR 17.99% (3) Care Credit Balance 2,174 APR 22.96%. These cards cards are open (4) Penfed Visa Balance 5,053 APR 18.48% (5) Military Star Card Balance 1,075 APR 10.24. Once the open Penfed Visa is paid, I'll request for a lower rate and if they say no, I'll close the account out.
Your loan will attract many more investors if you verify your income with Lending Club. You can contact LC by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents will tell you, you don't need to verify. Sometimes you might need to hint to the agent that you WANT to verify your income. If you do verify your income (send LC income documents) I know for a fact that most loans will receive funding much faster. No response needed, just giving you some info. Thank You!	Type your answer here I can verify my 75,000 income, I am retired military and employed with DOD Special Forces Command
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 3-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 350 loans listed daily; 552 loans are listed today. Not every loan 100 pct funds, especially $15K - $25K sizes. Your loan lists 14-days maximum including the portion 12/23 to 01/02 Holiday period that is traditionally the slowest time of year for loans fundings. Loans 60 percent, and more, funded when listing time expires, is automatically eligible for issue. When listing expires, IF loan 60 percent plus funded, will you accept the partially funded loan? More advantageous to accept partially funded, lower APR interest loan and pay off the higher APR interest debts. After 6-months on time payments, a borrower automatically can relist loan for unfunded $ amount or list another loan.) Best wishes loan 100 pct funds. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	Type your answer here.I'm an Ammunition Manager for 2nd BN 1st Special Warfare Training Group and responsible for 4 companies A,B, C and D. I insure the companies have their FY Ammunition Requirements and manager the D Company Ammunition Supply Point at Fort Bragg. I can pay this loan off in 2 til 3 year and yes I'll take the 60% loan funded but really would like the whole amount if possible. Thanks for all your help. P.S. My goal is to be debt free except my mortgage payment.
Me again, Questions: Are you military retired now working as Civil Service employee? IF are military retired, What are Rank? and Pay Grade? Thanks for expected reply. U S M C RETIRED	Type your answer here.Yes I am military retired and work for DOD. I retired 30 June 1998 under the early retirement program as an E-7 (SFC) and served for 16 years and 9 months. I did 3 years as a 11C and the remaining as a 55B
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Are you the sole wage earner? Thanks.	Type your answer here. 1.MORTGAGE 879, 2. AUTO INS 124, 3. CELL PHONE 107, 4. CABLE / INTERNET 62, 5. UTILITIES 190, 6. HOME PROTECTION SYSTEM 48, 7. GROCERY 100. CHILD CARE 250.00 AND I,M SOLE WAGE EARNER. i DON, HAVE ANY AUTO PAYMENTS.

Member Payment Dependent Notes Series 632395

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632395	$23,700	$23,700	6.17%	1.00%	December 27, 2010	December 26, 2013	December 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632395. Member loan 632395 was requested on December 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,422 / month
Current employer:	Cintas Corp	Debt-to-income ratio:	21.57%
Length of employment:	10+ years	Location:	Cincinnati, OH

Home town:
Current & past employers:	Cintas Corp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 12, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,584.00	Public Records On File:	0
Revolving Line Utilization:	45.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Cintas Corp?	Service manager for uniform division.

Member Payment Dependent Notes Series 632481

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632481	$6,000	$6,000	14.09%	1.00%	December 22, 2010	December 30, 2013	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632481. Member loan 632481 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Alliance Source Testing	Debt-to-income ratio:	14.77%
Length of employment:	2 years	Location:	North Little Rock, AR

Home town:
Current & past employers:	Alliance Source Testing
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/17/10 > My wife and I have incurred some mild credit card debt and seek to pay it off and consolidate our debt in order to reduce the cost of borrowing.

A credit bureau reported the following information about this borrower member on December 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2007	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,713.00	Public Records On File:	0
Revolving Line Utilization:	39.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Specifically, what are the loan proceeds to be used for?	I will use the loan to pay off a credit card in order to free up my credit and reduce the cost of borrowing.

Member Payment Dependent Notes Series 632493

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632493	$20,000	$20,000	17.06%	1.00%	December 27, 2010	December 26, 2015	December 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632493. Member loan 632493 was requested on December 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,583 / month
Current employer:	GF Management	Debt-to-income ratio:	18.26%
Length of employment:	3 years	Location:	feasterville, PA

Home town:
Current & past employers:	GF Management
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/17/10 > I will use this loan to pay back two high interest loans and for a small Home Improvement project. The company I work for deals with distressed properties and we are very stable in this economy.

A credit bureau reported the following information about this borrower member on December 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	36
Revolving Credit Balance:	$6,402.00	Public Records On File:	0
Revolving Line Utilization:	74.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at GF Management?	I am the corporate recruiter, i handle the hiring of all of our staff for the entire company. We are a national hotel management company which has been in business for over 20 years, we specialize in distressed hotels
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	No Home equity loans, total is $255k what is owed, valued range is $240k to $280k
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	$5000 21% loan, $6500 credit cards 19%, and will be doing a small home improvement project. I am not sole provider. Total montly expenses i am responsible for; $3500 (Mortg, Car Loan, Insurance, Utlilites)
1) What was the delinquency 36mos ago? 2) How much do you pay monthly on each of the debts you are paying off with this loan?	It was a land line phone account which I canceled but the phone company did not and charged me an additional month. I disputed it, have not been late on any loan or revolving credit. Total payments currently are total 430 per month

Member Payment Dependent Notes Series 632591

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632591	$12,000	$12,000	6.91%	1.00%	December 27, 2010	December 26, 2013	December 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632591. Member loan 632591 was requested on December 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Nike	Debt-to-income ratio:	8.93%
Length of employment:	< 1 year	Location:	Lake Oswego, OR

Home town:
Current & past employers:	Nike
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/14/10 > I started my own graphic design business in 2008. This loan is to help pay back the costs for my business along with debt from college.

A credit bureau reported the following information about this borrower member on December 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	30
Revolving Credit Balance:	$15,195.00	Public Records On File:	0
Revolving Line Utilization:	60.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Nike, and where did you work prior to that?	I graduated from college a few years ago and right after school I was Marketing Manager/Designer for a small restaurant chain in Oregon/Washington. I was there for 2 and half years and then moved over to Nike in September. I am the Sr. Admin/Designer for the Global Design Leadership Team.

Member Payment Dependent Notes Series 632656

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632656	$24,000	$24,000	13.72%	1.00%	December 27, 2010	December 27, 2015	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632656. Member loan 632656 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,833 / month
Current employer:	Leviton Manufacturing Company	Debt-to-income ratio:	10.72%
Length of employment:	8 years	Location:	El Cajon, CA

Home town:
Current & past employers:	Leviton Manufacturing Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/13/10 > Citibank raised my rate to 29.9 % even though I have never been late on a payment... I want to get rid of my relationship with them and pay off accumulated balances at a lower interest rate... They also reduced my credit line so that my credit score went down a bit... I have never missed a payment on any obligation and have a 32 year credit track record at I don't intend to besmirch! Thank you for your help, I am glad that my interest payment will go to a small investor and not reward citibank for their practices. This under $500 payment will replace $900 in current payments and actually allow me to pay off principal.

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,272.00	Public Records On File:	0
Revolving Line Utilization:	90.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You have nice credit score and I'm going to take a chance on you and be the first to start funding your loan, and hope others follow. I would be interested in hearing what plans you will make to keep your debt lower, since you have utilized over 90% of your available credit. Good luck.	Thank you for the faith. I have definitely allowed the balances to skyrocket and am very motivated not to let that happen again. This loan is part of the plan... Living frugally and paying cash for car repairs, travel etc in the future is all part of it. I have a 6 k savings cushion to make sure I have the resources NOT to use credit. I will not close accounts due to impact on credit score... But will shred the cards. Also... Part of reason utilization is so high is that credit card companies lowered limits to just over current balance. Limits used to be much higher, until credit crisis of a year or so ago.
Hi, I am interested in funding your loan. Can you please tell me what is the total dollar amount owed on your credit cards and from any personal loan debts? Thanks, Ron	27,455.00 total. By the time this loan funds it will be approx. 25000, because I have 4 th quarter bonus scheduled to be applied to it. This loan and a bit from my emergency reserve will pay off all personal loans/ credit cards.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Only one mortgage, 304,989 home has declined in value significantly last few years and is worth approximately 310,000. I love where I live and have no plans to move.
-What is Leviton Manufacturing Company and what do you do there? Thanks.	Leviton is a major Manufacturer of electrical wiring devices and lighting controls... You likely have our light switches and electrical receptacles in your house. I am a senior level sales person, and have been assured my position is stable.
I'm very interested in your loan. Any idea why they raised your rate with such a high FICO? Is your mortgage fixed rate? Thanks in advance for answering.	They raised the rate just prior to the federal legislation that made it more difficult to do so in the future. I thi k they were hedging their bets. Also as Citibank took the federal bailout last year they raised rates on most accounts at the same time that they reduced their risk by lowering credit limits. I was not singled out, I was part of a large shift.
citi bank 29% again. I want to help you get rid of them, too, so here goes.	Thank you! See above, if there was a question I did not get it...
I did not ask a question I just wanted you let you know I want to help you get away from greedy peoople. citi is notorious for that but at least they round it off 29%.	Thanks again!

Member Payment Dependent Notes Series 632666

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632666	$18,000	$18,000	9.99%	1.00%	December 27, 2010	December 27, 2015	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632666. Member loan 632666 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,784 / month
Current employer:	NAVFAC Southeast	Debt-to-income ratio:	23.12%
Length of employment:	3 years	Location:	JACKSONVILLE, FL

Home town:
Current & past employers:	NAVFAC Southeast
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,241.00	Public Records On File:	0
Revolving Line Utilization:	48.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for NAVFAC Southeast?	I am a Contracting Officer (Federal Employee for the NAVY)
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) 552 loans listed today. Not every loan 100 pct funds, especially $15K - $25K sizes. Your loan listed 14-days maximum including portion 12/23 to 01/02 Holiday period traditionally very slowest time of year for loan fundings. Loans 60 percent, and more, funded when their listing expires, are automatically eligible for issue. When your listing expires, if loan ends 60 percent plus funded, will you accept partially funded loan? (More advantageous to accept the partially funded lower APR interest loan and pay off higher APR interest debts. After 6-months on time payments, borrower automatically can relist loan for unfunded $ amount or list another loan.) Best wishes loan 100 pct funds. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	Realistically, I will have the loan paid off in 2-3 years but wanted to give myself the ability to make smaller payments if needed. I am looking to consolidate credit card debt so I will need at least 75%. Thanks for all the information!!
Are you the sole wage earner in the home? If not please detail other income. It shows us that you have $28k in revolving debt, will you please detail that balance. Thanks.	I am currently engaged and my husband to be is a surgeon. I have really no other bills besides my revolving debt as I have renters to cover my mortgage expense. 15k is credit card debt that is the main reason why i am trying to get this consolidation loan, 3k is student loans, and 10k is a home equity line.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	Monthly Expenses: Groceries $275.00 Prescriptions $25.00 Gas $120.00 Alarm $40.00 Cell Phone $100.00 Car Insurance $75.00 ING Direct Savings $100.00 Mortgage $748.00 HOA Fee $235.00 Discover Credit Card $150.00 Home Equity $100.00 Discover Personal Loan $633.94 Ann Taylor $50.00 American Express $200.00 Regions Visa $300.00 Sallie Mae $50.00 I have renters that currently provide additional income of 945.00 per month on top of my approx 3200 per month salary. I am not the only sole wage earner. Credit Cards I will be consolidating: Discover: 7600 @ 12.99% Amex: 6600 @ 19.99%

Member Payment Dependent Notes Series 632686

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632686	$10,000	$10,000	6.17%	1.00%	December 22, 2010	December 27, 2013	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632686. Member loan 632686 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,729 / month
Current employer:	Follett Corporation	Debt-to-income ratio:	5.97%
Length of employment:	6 years	Location:	Chicago, IL

Home town:
Current & past employers:	Follett Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/13/10 > I plan to use these funds to help pay for the "big day". My financial advisor spoke positively about getting the best rates through the Lending Club and after some research I decided to take the plunge. I have budgeted for these expenses. I have great credit and investors can be confident I will pay this loan off without a hitch. I have a stable job with a 135+ year old private company in the education industry. I have worked for them for over 6 years. Please let me know if you have any questions.

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,330.00	Public Records On File:	0
Revolving Line Utilization:	13.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Follett Corporation?	I work in the Corporate office as a Project Manager. We support high level projects which impact our multiple business units.
What does your fiance do? Will you have a dual income household?	She is a Physical Therapist and yes, we are dual income. Please note I did not include her income in my application.

Member Payment Dependent Notes Series 632716

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632716	$8,000	$8,000	6.54%	1.00%	December 27, 2010	December 27, 2013	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632716. Member loan 632716 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Metro Business Systems	Debt-to-income ratio:	22.42%
Length of employment:	6 years	Location:	Stamford, CT

Home town:
Current & past employers:	Metro Business Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/13/10 > some additional funds to make some improvements to a newly purchased home.

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,021.00	Public Records On File:	0
Revolving Line Utilization:	23.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 632744

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632744	$20,000	$20,000	13.72%	1.00%	December 23, 2010	December 27, 2013	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632744. Member loan 632744 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	mid valley ag serv,	Debt-to-income ratio:	6.85%
Length of employment:	9 years	Location:	hickman, CA

Home town:
Current & past employers:	mid valley ag serv,
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1981	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,443.00	Public Records On File:	0
Revolving Line Utilization:	70.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at mid valley ag serv,?	pestcontrol adviser / ag chemical,fertilizer and ag related sales.
Why do you need help when you get paid allmost $100,000 a year? Please give lenders some explanation by telling us what you can.	I plan to defer farm income to 2011 tax year, and i will use this loan to prepay exspences for 2010 to avoid jumping another bracket ,this was recomended by my tax accountent.
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) Normally 300 loans listed; today 500 are listed. Not all loans 100 percent fund especially $15-$20-$25K size. Your 14-day listing overlaps 12/23 to 01/02 holiday portion; traditionally is slowest for loans funding. Loans 60 percent plus funded when time expires are automatically eligible for issue. When your time expires, IF loan 60 percent plus funded, will you accept the partially funded loan? (More advantageous to accept partially funded, lower APR interest loan and pay off portion high APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list another loan.) Best wishes that your loan is 100 percent quickly funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	this loan will be repayed in 6 months max. I have deffered farm income that i will recieve four payments with the final usualy by the end of may.
What is this loan for? It's listed as a small business loan--are you the owner of the company you work for? What is the end-of-year scramble about? Thanks.	I work a full time job that pays well,I also opperate a small farm that is my business this loan is to be used to prepay exspences for 2010 tax year and defer income to 2011.
Do you have a mortgage? If so, how much do you owe on it? What is the current value of your home?	yes, balance 230 something, current value between 800 to 900 have owned for over 23 yrs.
Please explain why/how this loan is preferable to (better than) an HELOC? Per your answer above, you have significant equity in your property and should be able to source short-term debt from their at a more attractive rate.	My property is rual,ag,reisidental most banks do not have quick simple or cheap lending programs for me.

Member Payment Dependent Notes Series 632774

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632774	$20,000	$20,000	14.09%	1.00%	December 27, 2010	December 27, 2013	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632774. Member loan 632774 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Schumacher Insurance Group	Debt-to-income ratio:	23.84%
Length of employment:	4 years	Location:	rahway, NJ

Home town:
Current & past employers:	Schumacher Insurance Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	50	Months Since Last Delinquency:	6
Revolving Credit Balance:	$9,552.00	Public Records On File:	0
Revolving Line Utilization:	36.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My husband and I owe $300k but I do not pay for the mortgage what so ever. I am simply on the deed not on the note, if you need proof of this, i can certainly show documentation. He wishes to pay for the loan himself. The current market value is $350k. If you should have any further questions, please let me know. Thank you, Jennifer
What do you do at Schumacher Insurance Group?	I am a commercial insurance broker. I sell commercial insurance to agency clients and also assist with marketing projects when needed.
What was the nature of your delinquency 6 months ago?	I was not at fault. I have a letter from the company, Express, to prove it. I went on my honeymoon and when I came back I called all my creditors to change my address and my new last name. Express never made me aware that I had a bill to pay nor did I remember since I did not receive one. Time went on and I received a call from a collection agency a month later stating that I was delinquent on my Express account. I took immediate action and raised my concerns and disappointment as to why a letter wasn???t mailed to me advising me of such and/or when I called a month ago I was not made aware of this matter. They could not answer my question and indicated that I should call Express corporate services to make a complaint. I was extremely upset that this had happened. I paid off my account in full and closed it that same day. I contacted corporate and filed a complaint and demanded that they remove, if anything, off of my credit because if I would have known of this matter sooner, I would have paid. I never have defaulted so why would I default for such a small amount. A month later I received a response via mail apologizing and stating that it was off my credit. Now that I see it is not, I will take action to assure that it is removed.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	All credit cards will be paid off. I owe to visa, chase, bank of america and discover. Balances total the amount of the loan. Rates range between 19-25%. I pay a little over the minimums every month. Any other concerns, please let me know. Thank you.

Member Payment Dependent Notes Series 632848

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632848	$20,000	$20,000	6.17%	1.00%	December 27, 2010	December 27, 2013	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632848. Member loan 632848 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	Super 8 Hotel	Debt-to-income ratio:	5.06%
Length of employment:	10+ years	Location:	Gardiner, MT

Home town:
Current & past employers:	Super 8 Hotel
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/13/10 > Loan is for capital improvements for my startup business of owner operated vacation rental units. I currently manage at 100% occupancy during prime season with a very good annual return on investment for another owner at a National Park entrance. Even with a slow economy, business is booming here. Now is the time to invest heart, head and hands (and additional capital) in my own business. Thanks for your support!

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	62
Revolving Credit Balance:	$8,440.00	Public Records On File:	0
Revolving Line Utilization:	8.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1. Home is owned with no mortgage or monthly payments. 2. Joint ownership with spouse, who prefers not to borrow against the home. 3. No. 4. Not listed. 5. Since 1996. Thanks for your consideration.
It says you work for Super 8 Motel, do you do this in addition to managing your startup?	Yes.

Member Payment Dependent Notes Series 632851

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632851	$10,000	$10,000	8.88%	1.00%	December 27, 2010	December 27, 2015	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632851. Member loan 632851 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	El Segundo Coal Co	Debt-to-income ratio:	15.69%
Length of employment:	2 years	Location:	Grants, NM

Home town:
Current & past employers:	El Segundo Coal Co
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,137.00	Public Records On File:	0
Revolving Line Utilization:	30.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Could you please provide a little background for this loan. Also, since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	I'm just looking at consolidating several little bills into one so I will be paying off my Wells Fargo credit card of $1900.00, Chase credit card of $2800.00, Kohls card of $1000.00, Target of $700.00 and several small ones that equal about $300.00. The remaining balance will go to the Wells Fargo loan that I have which will leave me with a balance of about $5000.00. After that everything will be paid off.

Member Payment Dependent Notes Series 632901

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632901	$6,000	$6,000	5.79%	1.00%	December 24, 2010	December 27, 2013	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632901. Member loan 632901 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	n/a	Debt-to-income ratio:	20.85%
Length of employment:	n/a	Location:	kettering, OH

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 26, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1978	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	47
Revolving Credit Balance:	$143.00	Public Records On File:	0
Revolving Line Utilization:	1.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 632997

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632997	$20,000	$20,000	9.25%	1.00%	December 28, 2010	December 28, 2013	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632997. Member loan 632997 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,000 / month
Current employer:	DynCorp Int	Debt-to-income ratio:	4.93%
Length of employment:	8 years	Location:	enterprise, AK

Home town:
Current & past employers:	DynCorp Int
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1985	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	38	Months Since Last Delinquency:	17
Revolving Credit Balance:	$9,040.00	Public Records On File:	0
Revolving Line Utilization:	20.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at DynCorp? For what will the loan proceeds be used?	I am a helicopter pilot assigned in Afghanistan is support the US Embassy. The loan will be used to purchase a diamond for my wife that I have promised for many years.
1) Please explain your delinquency 17 months ago. 2) Do you plan on paying back the loan sooner than 3 years? If so, approximately when? Thank you.	No sure what delinquency you are referencing. I am currently planning to pay back the loan in one year.
Please explain your 1 delinquency 17-months ago? Also, do you have a mortgage? If so, how much do you owe on the mortgage? What is the current value of your home?	Not sure what delinquency you are referencing. Yes I have a mortgage. I owe $98,000 and current value of the house is $175,000.

Member Payment Dependent Notes Series 633030

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633030	$14,500	$14,500	6.54%	1.00%	December 27, 2010	December 27, 2013	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633030. Member loan 633030 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	WB Engineers	Debt-to-income ratio:	12.64%
Length of employment:	3 years	Location:	Ashland, MA

Home town:
Current & past employers:	WB Engineers
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/13/10 > All, I will be using these funds to pay off old credit card debt that I had incurred from college, our wedding and work associated with our new house. I have a great stable job (my base is $90K) and looking to pay this off ASAP. I had recently consolidated with Discover Personal Loans, however I realized I was paying way too much in interest and that's how I discovered Lending Club. If you have any questions, please don't hesitate in contacting me. Thanks!

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$742.00	Public Records On File:	0
Revolving Line Utilization:	2.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 633056

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633056	$15,000	$15,000	15.95%	1.00%	December 23, 2010	December 27, 2015	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633056. Member loan 633056 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,750 / month
Current employer:	CARAMEROS & RAWLS	Debt-to-income ratio:	8.47%
Length of employment:	10+ years	Location:	HOUSTON, TX

Home town:
Current & past employers:	CARAMEROS & RAWLS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/13/10 > PLUMBING PROBLEMS HOUSE FLOODED - BEDROOMS & BATHROOMS; STABLE JOB AS CPA; WITH ONE 6 MONTH EXCEPTION (2007); NEVER LATE ON ANY PAYMENTS IN 30 YEARS

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1977	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	34
Revolving Credit Balance:	$12,065.00	Public Records On File:	0
Revolving Line Utilization:	32.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
with your credit profile you should be able to borrow cheaper than LC, no?	You may be right; but our primary bank of 30 years, and several other well-known Houston banks said they were not doing personal loans any more. We don't qualify to do an equity loan (80% borrowing limitation in Texas). Because of the plumbing situation and a significant portion of the house flooding, we were not able to delay the repairs and home improvements (less insurance reimbursement) until we had time to search other banks for the lowest rate. The bills are coming due within the week or so. In this case, cash now will allow us get much of the work done by Christmas. I'm willing to pay a premium price to spend time with family in relative peace at Christmas.
"NEVER LATE ON ANY PAYMENTS IN 30 YEARS" What was the delinquency 34 months ago? Is your homeowner insurance covering any of the flood damage costs?	I had accumulated a large amount of debt on low interest credit cards with one major bank (foundation repairs, business start-up, and other major items over time). That bank was taken over by another major bank. Their first action was to increase all of my credit card rates to 20%+ and more than double my required monthly payments. It made my total debt payments more than I could handle. After several months of struggling and falling behind, I sought relief from Take Charge America ("TCA") - a credit counseling service [not a debt reduction company]. I owed the debt so I didn't feel it was ethical to reduce the principal amount I owed. They helped me develop a 5 year payment plan to get out of debt. All of my creditors agreed to decrease the interest rates and accept new P&I amounts as determined by TCA over 5 years - including the major bank. Six months into the program, the major bank reneged and demanded that I payoff the debts immediately. They finally agreed to a 50% reduction. I pulled amounts out of my 401k plan and paid them off. My credit report shows late payments for 6 months on the 4 credit cards I had with that major bank. Homeowners insurance is paying a substantial amount of the flood damage costs. My wife an I decided to do some home improvements at the same time - add a handicapped shower instead of a tub for my elderly motherly, make some enhancements to both bathrroms, recarpet the entire house rather than just the areas the insurance company will pay for and other home improvements.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Home value $109,000 Mortgage $83,000 HELOC 51/8%
CPA, My questions: (1) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; today 525 are listed. Not all loans 100 percent fund especially $15-$20-$25K size. Your 14-day listing overlaps 12/23 to 01/02 holiday portion; traditionally is slowest for loans funding. Loans 60 percent plus funded when time expires are automatically eligible for issue. When your time expires, IF loan 60 percent plus funded, will you accept the partially funded loan? (More advantageous to accept partially funded, lower APR interest loan and pay off portion high APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list another loan.) Best wishes that your loan is 100 percent quickly funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	Thanks for the information and helpful thoughts. I will accept a partially funded loan, but I hope it will be 100% funded. Also realistically, I have hopes of paying off the loan in 2-3 years.

Member Payment Dependent Notes Series 633089

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633089	$10,000	$10,000	13.35%	1.00%	December 22, 2010	December 27, 2013	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633089. Member loan 633089 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	Blue Ridge Regional Jail	Debt-to-income ratio:	14.65%
Length of employment:	4 years	Location:	evington, VA

Home town:
Current & past employers:	Blue Ridge Regional Jail
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	52
Revolving Credit Balance:	$4,565.00	Public Records On File:	0
Revolving Line Utilization:	49.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. The outstanding balance on the mortgage is 22,834.00 and the fair market value is 33,000.00. Hope this answers your question.
what sort of nurse are you? registered, lpn, etc? where did you work before the jail?	Type your answer here. I am an LPN and work as the Assistant Director of Nursing for my current employer, prior to this I worked for Carillon Health Systems for 4 years and before going into nursing I worked in retail management with the same company for 25 years. Hope this answers your question...thanks for you interest.

Member Payment Dependent Notes Series 633091

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633091	$10,000	$10,000	6.54%	1.00%	December 27, 2010	December 27, 2013	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633091. Member loan 633091 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,167 / month
Current employer:	Diebold Inc.	Debt-to-income ratio:	11.61%
Length of employment:	8 years	Location:	CHATSWORTH, CA

Home town:
Current & past employers:	Diebold Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1985	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	36
Revolving Credit Balance:	$38,167.00	Public Records On File:	0
Revolving Line Utilization:	33.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 633115

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633115	$10,000	$10,000	6.54%	1.00%	December 27, 2010	December 27, 2013	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633115. Member loan 633115 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,808 / month
Current employer:	Lawrence Berkeley National Laboratory	Debt-to-income ratio:	7.80%
Length of employment:	1 year	Location:	Berkeley, CA

Home town:
Current & past employers:	Lawrence Berkeley National Laboratory
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/16/10 > This is bridge funding for an energy efficiency upgrade to the old house we just bought in April. Most of the upgrades are simple and way overdue, like duct sealing and floor insulation, but we're also investing in a new furnace since it's 11 years old and needed repairs. There's some uncertainty as to what our rebate amount will be, so I need this funding to be able to pay the contractor in full.

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,013.00	Public Records On File:	0
Revolving Line Utilization:	68.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 633120

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633120	$4,800	$4,800	10.36%	1.00%	December 23, 2010	December 28, 2015	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633120. Member loan 633120 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	carolina health care	Debt-to-income ratio:	7.55%
Length of employment:	< 1 year	Location:	mt holly, NC

Home town:
Current & past employers:	carolina health care
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/14/10 > looking to get a loan for daughters car and a few other things Borrower added on 12/16/10 > Just letting you know the loan will be payed back fairly fast. I am currently an engineer with the hospital and was a construction superintendent before then. Before that I was in the Army and have served three tours in Iraq. So I have a high dedication to my obligations. Thank you Borrower added on 12/22/10 > Just want to thank everyone for making this happen

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	17
Revolving Credit Balance:	$15,632.00	Public Records On File:	0
Revolving Line Utilization:	83.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at carolina health care and where did you work prior to that?	i am a engineer 2. i do all repairs in the hospital and i run new builds and upfits. prior to that i was a construction superintendent
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes that your loan is quickly 100 pct funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	i always have been able to pay off my loans very quickly. i expect to do this one 2 to 3 years max.

Member Payment Dependent Notes Series 633181

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633181	$5,000	$5,000	5.79%	1.00%	December 27, 2010	December 28, 2013	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633181. Member loan 633181 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	PetSmart	Debt-to-income ratio:	8.67%
Length of employment:	< 1 year	Location:	MARTINSBURG, WV

Home town:
Current & past employers:	PetSmart
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/16/10 > I received an unexpected bill in the mail 2 weeks ago, I've tried to work with them to make payments, but they aren't willing to work with me- Sadly. So I need funding to pay this off so they don't send me over to collections. I have a very steady income and will most definatly be able to pay it off before the 36 month term. The low monthly payments put this within my budget, and as our bonuses roll in, I'll be able to apply them to this loan and get it paid down quickly. Thank You for your kind funding.

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,252.00	Public Records On File:	0
Revolving Line Utilization:	15.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 633224

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633224	$16,000	$14,525	6.17%	1.00%	December 28, 2010	December 27, 2013	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633224. Member loan 633224 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,417 / month
Current employer:	Deloitte	Debt-to-income ratio:	9.86%
Length of employment:	< 1 year	Location:	Parlin, NJ

Home town:
Current & past employers:	Deloitte
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,419.00	Public Records On File:	0
Revolving Line Utilization:	44.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 633248

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633248	$22,000	$22,000	14.09%	1.00%	December 27, 2010	December 27, 2013	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633248. Member loan 633248 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	at&t	Debt-to-income ratio:	17.26%
Length of employment:	< 1 year	Location:	Round Rock, TX

Home town:
Current & past employers:	at&t
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,150.00	Public Records On File:	0
Revolving Line Utilization:	77.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Balance on the mortgage is $186,940. Property value is estimated at $200,000. No HELOC.
My questions: (1) Position (brief job summary) with current employer? a-n-d Jobs held during previous 3-years were doing what for whom? (2) Initially selected 3-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; today 525 are listed. Not all loans 100 percent fund especially $15-$20-$25K size. Your 14-day listing overlaps 12/23 to 01/02 holiday portion; traditionally is slowest for loans funding. Loans 60 percent plus funded when time expires are automatically eligible for issue. When your time expires, IF loan 60 percent plus funded, will you accept the partially funded loan? (More advantageous to accept partially funded, lower APR interest loan and pay off portion high APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list another loan.) Best wishes that your loan is 100 percent quickly funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	??ndice Sales w/ AT&T, prev Inside sales for Time Warner cable starting 02/2006. plan to repay 2-3 years. Will take partially funded loan. Thank u for the useful info :)
Hi couple of questions: 1. ) Please list all your debts (all open Credit Lines), APRs', outstanding balances, monthly payments for each, durations. (please give exact figures than ballparks) 2.) Please list your take home pay, savings, all your households' expenses including mortage/rent, home-insurance, health-insurance payments, medication expenses & if any tax liens, alimony & child-care expenses? 3.) How did you rack up $35k on your credit cards ?	11,836.74 Bank of America Visa 7.99% min $198 $9,728.05 Discover Card 16.99% min $200 $6,400.03 Chase Manhattan Bank 18.99% $250 $3,415.83 Citibank Credit 18.99% $100 $1,950.59 GE Money Bank Credit 0% $85 $826.92Discover Card 14.99% $40 Will be consolidating the two Discover, Chase and Citibank cards. Have an expensive fertility treatment to thank for all this credit card debt. should be paid within 2-3 years. I currently take home about $4500/mo. Mortgage is another $1500.
Since this is a debt consolidation loan, for each outstanding balance please detail the amount you owe, the interest rate, and the amount you pay monthly. Also, note which ones you are and which ones you are not consolidating with this loan.	11,836.74 Bank of America Visa 7.99% $9,728.05 Discover Card 16.99% $6,400.03 Chase Manhattan Bank 18.99% $3,415.83 Citibank Credit 18.99% $1,950.59GE Money Bank Credit 0% $826.92Discover Card 14.99% Will be consolidating the two Discover, Chase and Citibank cards. Had an expensive fertility treatment to thank for all this credit card debt. should be paid within 2-3 years.

Member Payment Dependent Notes Series 633249

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633249	$16,000	$16,000	16.32%	1.00%	December 28, 2010	December 27, 2015	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633249. Member loan 633249 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Washoe County Sheriff's Office	Debt-to-income ratio:	24.55%
Length of employment:	6 years	Location:	Sparks, NV

Home town:
Current & past employers:	Washoe County Sheriff's Office
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/13/10 > Down payment for Haistar House Borrower added on 12/17/10 > This money is needed to assist with the down payment due to the fact that the house we are trying to purchase does not have appliances! The house is bank owned and the old owners removed them. We started with $10,000 for the down but after looking at new carpet and appliances we found we needed more. Thank you!

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	35
Revolving Credit Balance:	$5,731.00	Public Records On File:	0
Revolving Line Utilization:	15.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
please tell us what you'd like to do with the money.	Type your answer here. Use it as my down payment on my house!
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 350 loans listed daily; 552 loans are listed today. Not every loan 100 pct funds, especially $15K - $25K sizes. Your loan lists 14-days maximum including the portion 12/23 to 01/02 Holiday period that is traditionally the slowest time of year for loans fundings. Loans 60 percent, and more, funded when listing time expires, is automatically eligible for issue. When listing expires, IF loan 60 percent plus funded, will you accept the partially funded loan? (More advantageous to accept a partially funded loan. After 6-months on time payments, a borrower automatically can relist loan for unfunded $ amount or list another loan.) Best wishes loan 100 pct funds. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	I have been employed as a deputy sheriff for 6 yrs. I will realistically pay on this loan for 3-5 years! This money will be used to purchase a house as the down payment. Thank you
How much is the house you are buying? Are you putting any of your own money in?	The house is $195,000 and banked owned. The last owner took all the appliances when they moved out. The money we had saved for the down is now being used for the appliances, and a new garage door, the previous one is badly damaged and needs to be replaced.
Loans 60 percent, and more, funded when listing time expires, are automatically eligible for issue. Loan currently 65 pct funded. When listing expires will you accept the partially funded loan? (More advantageous to accept a partially funded loan. After 6-months on time payments, a borrower automatically can relist loan for unfunded $ amount or list another loan.) Best wishes loan 100 pct funds. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	Yes I will except a partially funded loan. I am thankful for the amount that has already been funded.

Member Payment Dependent Notes Series 633282

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633282	$12,000	$8,750	6.54%	1.00%	December 28, 2010	December 27, 2013	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633282. Member loan 633282 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	The Venetian Palazzo	Debt-to-income ratio:	12.04%
Length of employment:	3 years	Location:	Henderson, NV

Home town:
Current & past employers:	The Venetian Palazzo
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/13/10 > I would like to visit my sister in Australia whom I have not seen in 12 years. I have a family of 4 my own. I will need about $6000 just for the airfare. Borrower added on 12/17/10 > I really need this loan so I can also pay a debt of $7500. I do not intend to spend it all on a vacation. I still have about 6 months in planning before the vacation. Borrower added on 12/19/10 > Thank you for investors who have funded my loan so far. Hopefully, I will be able to find the best deal for the plane tickets by March 2011.

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,791.00	Public Records On File:	0
Revolving Line Utilization:	12.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 633317

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633317	$12,000	$12,000	12.23%	1.00%	December 23, 2010	December 28, 2015	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633317. Member loan 633317 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	western asset mgmt.	Debt-to-income ratio:	7.34%
Length of employment:	4 years	Location:	newport beach, CA

Home town:
Current & past employers:	western asset mgmt.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/14/10 > I plan to pay off credit cards with high interest rates. I have a steady job that have been employed over 4 years. I own my own condo and I have no car payment at this time. Borrower added on 12/14/10 > As a good borrower I pay on time and I usually add extra to payment to bring down principal. Borrower added on 12/16/10 > As a investor, you can put your trust in me that you can recoup your investment. Borrower added on 12/20/10 > I would like to thank each and every one of the investors that is and will be entrusting this opportunity upon me. Borrower added on 12/22/10 > thanks you again each investor. I hope to have this loan completely funded soon. If any further individual questions feel free to contact me.

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1988	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	60
Revolving Credit Balance:	$18,066.00	Public Records On File:	0
Revolving Line Utilization:	88.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Thank you for your question. I just had my residence appraised. It appraised for 430k and my loan balance is at 350k. thanks,
Please list the balances, APRs, and monthly payments for the cards you are paying off with this loan. thanks!	2500 ??? 29%APR $ 200 3500 ??? 25% APR $300 6000 ??? 21% APR $400 thanks
Can you also list the other debts (amounts) you are carrying?	300.00 - citibank

Member Payment Dependent Notes Series 633383

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633383	$10,000	$10,000	12.98%	1.00%	December 24, 2010	December 28, 2015	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633383. Member loan 633383 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,990 / month
Current employer:	North Penn School District	Debt-to-income ratio:	6.11%
Length of employment:	10+ years	Location:	Colmar, PA

Home town:
Current & past employers:	North Penn School District
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1985	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,954.00	Public Records On File:	0
Revolving Line Utilization:	14.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for North Penn School District?	clean an elementry school.
Hello, Please describe your debt in detail. You're borrowing $25,000, but only show $6000 in revolving credit balance. What do you plan to do with the other 19,000? Thanks	my son has cebral palsy.
Ah right, sorry. I thought this was a debt consolidation loan -- missed the 'medical expenses' designation. Makes sense now. Thanks.	thats alright.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Loan modified from $25K to more manageble $10K. IF 100 pct funded will you accept $10K? Holiday's Best Wishes. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	I work for North Penn School District at Hatfield Elementry Cleaning 16 rooms. Vacuming, Mopping,Cleaning Bathrooms. I also work during the summer when school is out. My Job is very secure. Repayment of loan is Orginalally 5 year. Emailed credit dept. last night. Wait to hear back from them. How much 3 years would be to pay it off faster. Waiting to hear back. before accepting loan. I would have like to have 15,000.00 but credit would not budge. My son has cebral Palsy since 16 month of age. And needs care. While I'm getting knee surgery. We be out for 2 months of work.But still can make loan payments ontime.
Do you have a spouse/partner and if so how much does he/she make each month? What are your major monthly expenses (e.g., rent, car loans, credit card payments, child care, medical care, etc.). Please include approximate values (e.g., rent - $x). All the best to you during the holiday season and wishing your son well.	I have no spouse or partner. My major expense is my rent $675.00 per month. And 2 credit cards. Which is paid off every month on time. Never late..

Member Payment Dependent Notes Series 633392

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633392	$7,000	$7,000	10.36%	1.00%	December 22, 2010	December 28, 2015	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633392. Member loan 633392 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	CVS Pharmacy	Debt-to-income ratio:	8.85%
Length of employment:	10+ years	Location:	Stamford, CT

Home town:
Current & past employers:	CVS Pharmacy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$324.00	Public Records On File:	0
Revolving Line Utilization:	2.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at CVS Pharmacy?	I am the Lead Pharmacy Technician. I train new Pharmacy Technicians that work in the store.
Hi, I am interested in funding your loan. Can you please tell me what is the total dollar amount owed on your credit cards and from any personal loan debts? Thanks, Ron	Student Loan Balance of approximately $9500 in which I make a payment of approximately $200/month. Currently credit card balance of approximately $1000 which will be paid off by the next billing cycle. No other personal debt.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	I live at home with my parents, as a result my only monthly obligation is my student loans at approximately $200/month. No mortgage or line of credit under my name.
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) Normally 300 loans listed; today 525 are listed. Not all loans 100 percent fund especially $15-$20-$25K size. Your 14-day listing overlaps 12/23 to 01/02 holiday portion; traditionally is slowest for loans funding. Loans 60 percent plus funded when time expires are automatically eligible for issue. When your time expires, IF loan 60 percent plus funded, will you accept the partially funded loan? (More advantageous to accept partially funded, lower APR interest loan and pay off portion high APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list another loan.) Best wishes that your loan is 100 percent quickly funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	realistically i plan to have the loan repaid between 1 to 2 years. I will accept the partially funded loan if around 60%.
Is it your wedding? If yes, how will your living situation and expenses change after the wedding?	Yes my wedding. No change in living situation. Will continue to live in the current home.

Member Payment Dependent Notes Series 633398

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633398	$14,500	$14,500	12.98%	1.00%	December 28, 2010	December 28, 2015	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633398. Member loan 633398 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,200 / month
Current employer:	Golf Cars of Louisiana	Debt-to-income ratio:	22.66%
Length of employment:	10+ years	Location:	Doyline, LA

Home town:
Current & past employers:	Golf Cars of Louisiana
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	42
Revolving Credit Balance:	$24,996.00	Public Records On File:	0
Revolving Line Utilization:	75.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Golf Cars of Louisiana?	Type your answer here. Bookkeeper/Accountant and notary
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	Type your answer here. Universal credit card 18500 15.99% Dillards 450 21.0% Regions loan 2100 8.65% citi 2100 0% capital one 425 19% PayMeLater 50 School Loan 650 I plan on paying all of my small ones and applying the balance to my universal credit card. I'm doing this as I live with my parents and both are very ill. Just trying to get myself in a better financial standing to where I can start saving money and be able to purchase my own home.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; 457 listed today. Not all 100 percent fund, especially $15-25K. 14-day listing overlaps portion, or all, 12/23 to 01/02 Holidays; usually fundings slowest time. Loans that 60 percent plus funded when their time expires automatically are eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept a partially funded loan? (Advantageous accepting partially funded, lower APR interest loan and pay off portions higher APR interest debts. After 6-months on time payments, automatically are eligible to relist loan for unfunded $ amount or list new loan.) Best wishes your loan is 100 percent quickly funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED; Virginia Beach, VA.	Type your answer here. I am an accountant with my current employer and have been here going on 14 years. I perform full accounting duties such as taxes, ap, ar, gl, pr, inventory and customer service as a notary. I plan on paying my loan off in half of the time, if not sooner. If it could fund at 75%, I would be happy. I was just hoping to pay off more as this would put me in a better standing financially. It's hard when you're taking care of elderlly parents with one dying at the present and is in a hospital and the other whom just had hernia surgery and is 81 years old. It's been a very bad year for me as mother is strikened with copd, congestive heart failure and is complete renal failure. She's been in and out of the hospital the whole year. I live with them and it's been difficult. I still continue to work everyday and oversee their complete status. I will be so grateful for any assitance. Thank you all who have invested.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). Thanks.	Type your answer here. Tahoe 688 Ph 289 Car ins 96 Med 110
So you have no housing expenses?	Type your answer here. No I don't. I live with my parents.

Member Payment Dependent Notes Series 633402

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633402	$8,500	$8,500	6.54%	1.00%	December 27, 2010	December 28, 2013	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633402. Member loan 633402 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,800 / month
Current employer:	Ceridian	Debt-to-income ratio:	21.83%
Length of employment:	3 years	Location:	Saint Petersburg, FL

Home town:
Current & past employers:	Ceridian
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/14/10 > This loan will be used to pay off a credit card Borrower added on 12/14/10 > The funds will be used to pay off credit card debt due to my childs medical bills. I have a B.A. degree and I have been at my job for three years. I am a good borrower as I always back back my debts. I applied for this loan in hopes to pay it off sooner and provide a better future for my child and I.

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,330.00	Public Records On File:	0
Revolving Line Utilization:	44.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Ceridian?	I am a client services advocate.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	I live with my parents.

Member Payment Dependent Notes Series 633445

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633445	$17,275	$17,275	12.23%	1.00%	December 28, 2010	December 28, 2015	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633445. Member loan 633445 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Summit Technical Solutions	Debt-to-income ratio:	17.65%
Length of employment:	< 1 year	Location:	Centerview, MO

Home town:
Current & past employers:	Summit Technical Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/14/10 > Thanks for reading our loan description. We are consolidating 4 small credit cards into one loan to reduce the overall (and variable) interest costs. We will pay this loan off early. I work for a federal IT & Engineering services company, the most stable economic segment right now, and I do quite a bit of freelance IT work on the side that brings in significant income over and above my salary. Expect extra payments... Thanks again for reading our loan description. I hope you invest ;)

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,485.00	Public Records On File:	0
Revolving Line Utilization:	40.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Where did you work prior to Summit Technical Solutions?	Serco NA, for 7 years. They are an international federal services company. I did roughly the same work, except now I do it at an enterprise level instead of the division level.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The balance of our loan is $138,731. Our home and the 20 acres it sets on is worth $180k - $195k. Thanks for your question, I hope you invest.
Please list the balances, APRs, and monthly payments for the cards you will pay off with this loan. Thanks!	$7530 - 13.99% $270 $3002 - 8.99% $120 6 months left then 13.99% $4658 - 13.99% $135 $2356 - 27.99% $100 Im putting in nearly $1000 to cover the little bit left over and Lending club fees. Thanks for your question, I hope you invest :)

Member Payment Dependent Notes Series 633453

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633453	$2,500	$2,500	8.88%	1.00%	December 23, 2010	December 28, 2013	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633453. Member loan 633453 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$900 / month
Current employer:	Perkins	Debt-to-income ratio:	18.89%
Length of employment:	4 years	Location:	Duluth, MN

Home town:
Current & past employers:	Perkins
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	16	Months Since Last Delinquency:	20
Revolving Credit Balance:	$4,160.00	Public Records On File:	0
Revolving Line Utilization:	29.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Perkins?	I'm a server and am currently looking for a second job

Member Payment Dependent Notes Series 633527

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633527	$12,325	$12,325	6.54%	1.00%	December 28, 2010	December 28, 2013	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633527. Member loan 633527 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Bromley Outing Club	Debt-to-income ratio:	23.17%
Length of employment:	10+ years	Location:	East Dorset, VT

Home town:
Current & past employers:	Bromley Outing Club
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/15/10 > I am consolidating my debt to save money on my APR rates.

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,606.00	Public Records On File:	0
Revolving Line Utilization:	62.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 633537

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633537	$10,000	$10,000	10.36%	1.00%	December 28, 2010	December 28, 2013	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633537. Member loan 633537 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Western Trenchless	Debt-to-income ratio:	0.00%
Length of employment:	3 years	Location:	Heber, UT

Home town:
Current & past employers:	Western Trenchless
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1988	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please tell us the purpose of this loan? What is the nature of your business? Thank you.	Type your answer here. Project Financing. underground utility contractor.
What business do you plan to use it for? How long has the business been in operation? How do you plan to use the funds and what is the expected return on capital investment that you expect?	Type your answer here. Underground utility business. 2 1/2 years in business. Project financing - the jobs have 15% profit in them.

Member Payment Dependent Notes Series 633595

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633595	$15,000	$15,000	6.54%	1.00%	December 28, 2010	December 28, 2013	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633595. Member loan 633595 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	Amphastar Pharmaceuticals, Inc	Debt-to-income ratio:	11.98%
Length of employment:	10+ years	Location:	moreno valley, CA

Home town:
Current & past employers:	Amphastar Pharmaceuticals, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/14/10 > To reduce credit card debt, lower interest rate charged; pay off debt soon Borrower added on 12/15/10 > work on Pharmaceuticals, stable income, no car loan or other debt. Purchase a house in Jun 2010.

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,226.00	Public Records On File:	0
Revolving Line Utilization:	69.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 633616

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633616	$16,000	$16,000	8.88%	1.00%	December 27, 2010	December 28, 2013	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633616. Member loan 633616 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	US Navy	Debt-to-income ratio:	11.48%
Length of employment:	10+ years	Location:	HUBERT, NC

Home town:
Current & past employers:	US Navy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	6
Revolving Credit Balance:	$12,354.00	Public Records On File:	0
Revolving Line Utilization:	50.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain your delinquency from 6 months ago. Thank you.	The delinquency was due to exhusband not taking my name off the home we had together and refinancing it. He did not have good enough credit. I gave him the home when we divorced being that he would take all the debit that was in his name. I had paid the mortgage up until I moved out of the home and gave it to him. He did follow through with what was stated in the divorce. I have my son to take care of and did not have the money to pay on the home and where we are living also.
What do you do in the Navy?	I am an officer and a dentist

Member Payment Dependent Notes Series 633617

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633617	$24,000	$24,000	17.06%	1.00%	December 28, 2010	December 28, 2015	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633617. Member loan 633617 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,438 / month
Current employer:	UPS	Debt-to-income ratio:	14.88%
Length of employment:	8 years	Location:	Tyler, TX

Home town:
Current & past employers:	UPS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	44
Revolving Credit Balance:	$3,038.00	Public Records On File:	0
Revolving Line Utilization:	20.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I have one mortgage and that balance owed is$155,313.96. My home is currently listed at $164,500.
Hello, before I fund your loan, I'd like to know what the funds will be used for. Thanks	I am relocating from the central texas area to the metroplex.
Are you in a union? Are you going to keep working for UPS in the Metroplex?	I am in management and yes, I will still work for UPS in the metroplex
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; today 525 are listed. Not all loans 100 percent fund especially $15-$20-$25K size. Your 14-day listing overlaps 12/23 to 01/02 holiday portion; traditionally is slowest for loans funding. Loans 60 percent plus funded when time expires are automatically eligible for issue. When your time expires, IF loan 60 percent plus funded, will you accept the partially funded loan? (More advantageous to accept partially funded, lower APR interest loan and pay off portion high APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list another loan.) Best wishes that your loan is 100 percent quickly funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	I am in management with UPS. I have been with the company 8 1/2 years. My plan is to repay this loan back in 2-3 years. If the loan is not fully funded I will accept the amount that I do receive and repay it ASAP/
Why isn't UPS paying the moving fee; after all, you have been with them 8 years?	UPS is not paying for my relocation because it is a hardship relocation, not a company initiated transfer. I have a family member that is receiving long term health care in the Metroplex area therefore I am fully responsible for the cost.

Member Payment Dependent Notes Series 633670

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633670	$3,500	$3,500	9.62%	1.00%	December 23, 2010	December 28, 2015	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633670. Member loan 633670 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,667 / month
Current employer:	Sykes Enterprises	Debt-to-income ratio:	10.98%
Length of employment:	< 1 year	Location:	Oneida, KY

Home town:
Current & past employers:	Sykes Enterprises
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/14/10 > Need to buy a bike Borrower added on 12/14/10 > Always make payments on time, Only have 1 bill which is 128 a month only owe 2300 left on it. never missed a payment in my life. had a credit card since i was 14, it was an authorized credit card, always made payments on time with it and everything else.

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,054.00	Public Records On File:	0
Revolving Line Utilization:	8.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 633671

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633671	$6,000	$6,000	14.09%	1.00%	December 23, 2010	December 28, 2013	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633671. Member loan 633671 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Menzies	Debt-to-income ratio:	24.91%
Length of employment:	10+ years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Menzies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/14/10 > The loan will be used as marketing, distribution, music CD. Because I pay all bills on time, have worked 20 yrs on full time job and 12yrs on part-time job. I am confident that I am able to handle this monthly bill. My monthly budget is aroung $1500. My job is very stable.

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,385.00	Public Records On File:	0
Revolving Line Utilization:	88.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 633706

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633706	$15,000	$15,000	9.62%	1.00%	December 27, 2010	December 28, 2013	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633706. Member loan 633706 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Equal Employment Opportunity Commission	Debt-to-income ratio:	8.72%
Length of employment:	1 year	Location:	Brooklyn, NY

Home town:
Current & past employers:	Equal Employment Opportunity Commission
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,269.00	Public Records On File:	0
Revolving Line Utilization:	83.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 3-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 350 loans listed; 500 loans listed today. Not all loans 100 pct fund, especially $15K - $25K sizes. Your 14-day listing includes 12/23 to 01/02 Holiday portion is traditionally slowest for loans funding. Loans 60 percent plus funded when time expires automatically are eligible for issue. When your time expires, IF loan 60 percent plus funded, will you accept the partially funded loan? (More advantageous to accept partially funded, lower APR interest loan and pay off higher APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list another loan.) Best wishes that your loan is quickly 100 pct funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	(1)- Review and organize complex factual material and other documentary data for investigations and trials. - Provide advice on the most efficient method for preparing legal documents. - Use tables and citation checking with efficiency. - Prepare a variety of substantive legal documents to include extradition requests, grand jury and trial subpoenas, interrogatory requests, and documentation relevant to acquiring evidence or testimony. - Develop and enter various case material into a computer database. - Prepare charts, graphs, and tables to illustrate results. - Prepare, develop, compile, or maintain jury instructions in preparing for trial. - Prepare exhibits for trial which typically involve a wide range of visual materials. - Provide litigation case management and organize cases for court presentation. (2)1-2yrs (3)Hopeful that's it's 100% funded
Will you please provide more detailed information on what this loan will be used for?	Real estate investment
What is the loan for-it's titled Natural Bridge Purchase?	Real estate investment.

Member Payment Dependent Notes Series 633745

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633745	$25,000	$25,000	14.46%	1.00%	December 28, 2010	December 28, 2013	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633745. Member loan 633745 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	Skin Beauty Lounge	Debt-to-income ratio:	18.55%
Length of employment:	5 years	Location:	Laurel, MD

Home town:
Current & past employers:	Skin Beauty Lounge
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/14/10 > I want to use the loan for debt consolation. I have too many open balances on my credit card and I need to pay them off. Paying the minimum is not beneficial. If I were to receive the loan I would be able to pay off the credit cards and pay this loan off quicker.

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,720.00	Public Records On File:	0
Revolving Line Utilization:	68.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The total is 169,000. Also, I do not have any HELOC on that property. And the current value according to zillow.com is 152,000.
I really hope your loan fully funds, but if it doesn't and it reaches at least 60%, will you be accepting the loan? (so many loans and not enough investors) and also investing usually slows down during the holidays.	Yes I would take at least 60%
What is your position at Skin Beauty Lounge? Are you the sole income earning in your household?	I am an esthtetician and I am the sole income earning in my household
how is your income double the top rate an esthtetician makes?	I am a esthetician with over 13 years of experience and I have a lot of clients.

Member Payment Dependent Notes Series 633762

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633762	$8,500	$8,500	5.42%	1.00%	December 28, 2010	December 28, 2013	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633762. Member loan 633762 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	sons 9th ave	Debt-to-income ratio:	15.60%
Length of employment:	< 1 year	Location:	jasper, AL

Home town:
Current & past employers:	sons 9th ave
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/14/10 > trying to get my interest rate down from 14% ty Borrower added on 12/14/10 > trying to get my apr cheaper on the loan Borrower added on 12/19/10 > going to use this loan to pnly have on payment a month besides ulitity. im a good borrow because i always beleive if u borrow something u should always pay it back.i monthly budget is great but with this loan it be even better.im job is great i love my job hope to be there a while

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,204.00	Public Records On File:	0
Revolving Line Utilization:	5.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at sons 9th ave?	iam a dairy and frozen food man
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1)no mortage 2)a friend holds the deed lets me stay rent free.no home equity .lived here 6 months

Member Payment Dependent Notes Series 633790

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633790	$16,000	$16,000	13.35%	1.00%	December 28, 2010	December 28, 2015	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633790. Member loan 633790 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,833 / month
Current employer:	con edison	Debt-to-income ratio:	12.59%
Length of employment:	10+ years	Location:	bronx, NY

Home town:
Current & past employers:	con edison
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/14/10 > to pay off all my bills Borrower added on 12/14/10 > to pay off my bills...I am working on this company almost 19 years...and i just want to consolidated all my bills.

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	53	Months Since Last Delinquency:	8
Revolving Credit Balance:	$5,823.00	Public Records On File:	0
Revolving Line Utilization:	27.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Con Ed?	I am working on the emergency dep.--my position is troubleshooter--my duty is taken care all kind of problem with customers services (electric)..I have to find the problem and fix it.....
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; today 500 are listed. Not all loans 100 percent fund especially $15-$20-$25K size. Your 14-day listing overlaps 12/23 to 01/02 holiday portion; traditionally is slowest for loans funding. Loans 60 percent plus funded when time expires are automatically eligible for issue. When your time expires, IF loan 60 percent plus funded, will you accept the partially funded loan? (More advantageous to accept partially funded, lower APR interest loan and pay off portion high APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list another loan.) Best wishes that your loan is 100 percent quickly funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	my position is troubleshooter..I have to take care all kind of problems..with our services that supplies electric to our customers...-----I selected 5 years, but I will pay it, on 2 or 3 years.....

Member Payment Dependent Notes Series 633807

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633807	$13,200	$13,200	15.57%	1.00%	December 28, 2010	December 28, 2015	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633807. Member loan 633807 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Complete Discovery Source	Debt-to-income ratio:	12.51%
Length of employment:	< 1 year	Location:	New York, NY

Home town:
Current & past employers:	Complete Discovery Source
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,894.00	Public Records On File:	0
Revolving Line Utilization:	95.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Complete Discovery Source and where did you work prior to that?	I am a e-discovery Project Manager and Litigation Hosting Specialist at Complete Discovery Source. E-Discovery is the discovery in civil or criminal litigation which deals with the exchange of information in electronic format (e-mails, electronic documents, scanned documents, voicemails, etc). Prior to working at Complete Discovery Source I was with RVM, another e-discovery company, for 16 months. I joined Complete Discovery Source as they had a far more aggressive compensation package.
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) Normally 300 loans listed; today 450 are listed. Not all loans 100 percent fund. Your 14-day listing overlaps portion 12/23 to 01/02 holiday; traditionally the slowest for loans funding. Loans 60 percent plus funded when time expires are automatically eligible for issue. When your time expires, if loan is 60 percent PLUS funded, will you accept the partially funded loan? (More advantageous accept partially funded, lower APR interest loan and pay off portion higher APR interest debt. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list another loan.) Best wishes that your loan's 100 percent quickly funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	1) 3 to 4 years 2) Hope to have it 80% funded. If it's at that point I'll accept

Member Payment Dependent Notes Series 633936

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633936	$3,200	$3,200	9.62%	1.00%	December 22, 2010	December 29, 2015	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633936. Member loan 633936 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,300 / month
Current employer:	US Army	Debt-to-income ratio:	23.24%
Length of employment:	10+ years	Location:	SAINT ROBERT, MO

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,623.00	Public Records On File:	0
Revolving Line Utilization:	58.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Rank? Pay Grade? Enlisted ETS? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes that your loan is 100 percent quickly funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	I'm looking to actually pay off this loan within 1-2 yrs
Rank? Pay Grade? Enlisted ETS?	Rank:SFC ,Pay Grade E-7 , ETS: OCT 30 2016

Member Payment Dependent Notes Series 633965

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633965	$14,000	$14,000	12.61%	1.00%	December 22, 2010	December 29, 2013	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633965. Member loan 633965 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Coty Inc.	Debt-to-income ratio:	18.56%
Length of employment:	2 years	Location:	NEW HYDE PARK, NY

Home town:
Current & past employers:	Coty Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/16/10 > This is to help me pay of credit card debt faster and save money on interest.

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,630.00	Public Records On File:	0
Revolving Line Utilization:	92.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Coty Inc. and where did you work prior to that?	I am a Package Engineer. I worked at JohnsonDiversey in Racine, Wisconsin.
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	4883.38 @ 15.99% 1459.99 @ 22.9% 2881.99 @ 28.24% I am not going to consolidate the following: 2355.16@ 13,24% 4658.96 @ 13.24% Nothing has happened for to avoid accruing new debt. I am still employed and have had no life changes.
Wrong answer. If you intend to pay off cards and get out of debt, you should be taking steps to NOT incur more high rate debt.	This debt has a lower rate than my current credit cards have. It will allow me to spend less money to get out of debt. In addition, this puts me on a 3 year payment plan. I would not be able to accomplish this by paying just the minimums.

Member Payment Dependent Notes Series 633967

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633967	$16,750	$16,750	15.95%	1.00%	December 28, 2010	December 28, 2015	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633967. Member loan 633967 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Circuit Court of Cook County	Debt-to-income ratio:	23.85%
Length of employment:	9 years	Location:	Chicago, IL

Home town:
Current & past employers:	Circuit Court of Cook County
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/14/10 > Real Estate

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,489.00	Public Records On File:	0
Revolving Line Utilization:	87.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I owe175K. market value. 185K
What do you do for the Circuit Court of Cook County?	Probation Officer
Please describe the details of the major purchase Thank You	I'm purchasing a home.
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) Normally 350 loans listed; 500 loans listed today. Not all loans 100 pct fund, especially $15K - $25K sizes. Your 14-day listing includes 12/23 to 01/02 Holiday portion is traditionally slowest for loans funding. Loans 60 percent plus funded when time expires automatically are eligible for issue. When your time expires, IF loan 60 percent plus funded, will you accept the partially funded loan? (More advantageous to accept partially funded, lower APR interest loan and pay off higher APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list another loan.) Best wishes that your loan is quickly 100 pct funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	I can repay the loan back in about 24 months. I'm hoping the loan is fully funded but if it is partially funding I will accept it.
If you have the ability to pay this loan back in less than 24 months, why does your credit report show you carrying a revolving balance of at least $31,500?	Majority of that debt ($31,500) I co-signed for a family member. Currently, the debt is up to date and the family member is paying the monthly balance.

Member Payment Dependent Notes Series 634062

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634062	$20,000	$20,000	15.57%	1.00%	December 27, 2010	December 29, 2015	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634062. Member loan 634062 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	U. S. Steel Corp	Debt-to-income ratio:	15.86%
Length of employment:	5 years	Location:	Allison Park, PA

Home town:
Current & past employers:	U. S. Steel Corp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,155.00	Public Records On File:	0
Revolving Line Utilization:	50.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I have been in my most recent home for 10 months and my mortgage payments are $1,428/month. I bought the home for $179,000 and the zestimate is currently $192,000. Thank you for your interest in my loan request.
Please provide list of credit cards and the precentages.	I have 7 different credit cards and retail cards with APR ranging between 20-29%.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; today 500 are listed. Not all loans 100 percent fund especially $15-$20-$25K size. Your 14-day listing overlaps 12/23 to 01/02 holiday portion; traditionally is slowest for loans funding. Loans 60 percent plus funded when time expires are automatically eligible for issue. When your time expires, IF loan 60 percent plus funded, will you accept the partially funded loan? (More advantageous to accept partially funded, lower APR interest loan and pay off portion high APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list another loan.) Best wishes that your loan is 100 percent quickly funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	1. Currently in a marketing role with my employer. 2. I am planning to pay off the loan within 3 years but opted for 5 years to make the initial payments smaller and allow me some time to rebuild some savings. 3. Yes, I am planning to accept the loan even if it is not completely funded, the interest I will be paying is less than what I pay for my credit card payments. Thank you for your interest in helping us.

Member Payment Dependent Notes Series 634092

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634092	$10,000	$10,000	14.46%	1.00%	December 22, 2010	December 29, 2015	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634092. Member loan 634092 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,214 / month
Current employer:	Pitt Memorial Hospital	Debt-to-income ratio:	23.52%
Length of employment:	4 years	Location:	Winterville, NC

Home town:
Current & past employers:	Pitt Memorial Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/16/10 > I really thought about my situation and knowing that I will be a PA in two years, I want to get control of my unsecured debts NOW and work my butt off to pay it down ASAP. I want a debt consolidation plan so I can combine all of my unsecured debt and make one single monthly payment. I hope by engaging in a debt consolidation plan, I will become more organized and accurately understand my financial obligations each month. Thanks to you, I will also reduce my payments significantly!!! Thank you

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	49
Revolving Credit Balance:	$9,070.00	Public Records On File:	0
Revolving Line Utilization:	83.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello, My Grandfather purchased my home for me as an early inheritance due to my ex husband unexpectedly wanting a divorce. My home was purchased in 2008 and paid in full at settlement. I would assume that the purchase price is about the same being the Real Estate market is still suffering. My house is worth $215,000. As to the title holder, I will have to check with him. Thank you so much for your consideration, Ashey
can you explain what you mean about "i will be a PA in 2 years", is that a decrease in pay or an increase? are you currently an RN and does PA mean physicians assistant?	Physician Assistant is correct and a nice increase in pay too.
Did you have the chance to check who holds the title?	Yes, I hold the title along with my settlement documents.

Member Payment Dependent Notes Series 634109

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634109	$16,400	$16,400	21.14%	1.00%	December 28, 2010	December 29, 2015	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634109. Member loan 634109 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,776 / month
Current employer:	Ross County License Bureau	Debt-to-income ratio:	23.56%
Length of employment:	2 years	Location:	Chillicothe, OH

Home town:
Current & past employers:	Ross County License Bureau
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/01/10 > seeking a loan for a wedding and a honeymoon

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,194.00	Public Records On File:	1
Revolving Line Utilization:	88.80%	Months Since Last Record:	113
Inquiries in the Last 6 Months:	7

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. Current balance is 95,000 the appraised value as of this month was 115,000 I just had is appraised two weeks ago
was your public record a bankruptcy?	Type your answer here. I dont understand your question what public record are u referring to
You have had 7 inquiries within the last 6 months and 1 and public record on file. Will you please tell us lenders what these are about?	Type your answer here. Was looking into refinancing my home but changed my mind and went with this club
Transunion Credit Report shows 1 Public Record on File 113-month sgo. Public Records over 7-yesrs (84-months) still showing on credit reports is Chapter 7, or Chapter 11, Bankruptcy Filing where filers personal assets were liquidiated by Bankruptcy Court to satisfy outstanding debts. Summary: This is a bankruptcy filing that either you or someone that you cosigned with for loan debts ultimately filed bankruptcy. Question is: Whay the Bankruptcy Filing? Divorce? Job loss? Medical? Overspending/Credit card use ddep in debt? Or what? (Loan did't satisfactorily fund 1st listing. Loan relisted second time. Result will be the same until you satisafactorily ANSWER Public Record question. Suggest you obtain FREE copy Transunion Credit Report- it will shed light on subject.)	Type your answer here. 9 years ago I did file for bankruptcy at the advise of my attorney due to high medical bills from a childs illness that ended in a divorce
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; today 525 are listed. Not all loans 100 percent fund especially $15-$20-$25K size. Your 14-day listing overlaps 12/23 to 01/02 holiday portion; traditionally is slowest for loans funding. Loans 60 percent plus funded when time expires are automatically eligible for issue. When your time expires, IF loan 60 percent plus funded, will you accept the partially funded loan? (More advantageous to accept partially funded, lower APR interest loan and pay off portion high APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list another loan.) Best wishes that your loan is 100 percent quickly funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	Type your answer here. I am retired Chief Deputy from a local Law Enforcement Dept. with 27 yrs services and am now the office manager for a State BMV Deputy Registrar and have no reason to leave or look for any other work. I have been with this job for over 2 yrs since my retirement.

Member Payment Dependent Notes Series 634125

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634125	$20,000	$20,000	12.23%	1.00%	December 24, 2010	December 29, 2015	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634125. Member loan 634125 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,983 / month
Current employer:	Norfolk Southern	Debt-to-income ratio:	6.89%
Length of employment:	10+ years	Location:	Vnton, VA

Home town:
Current & past employers:	Norfolk Southern
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/15/10 > Payoff Divorce Debt

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1987	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,683.00	Public Records On File:	0
Revolving Line Utilization:	8.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1)Total balance on the mortgage is $172,000 and 2) house market value is $195,000+. It is only one mortgage loan.
What is your net monthly income and your $ monthly costs (mortgage, utilities, car, any CC debt/loans not consolidated by this loan, phone/internet/cable, childcare/tuition costs as applicable)? Thanks for your answer to this Q.	Net income $4700 monthly. Monthly costs: mortgage - 565.00, credit debt-332.00, Utilities - 160.00 for all. Included cable, phone, etc. No childcare or tuition costs. No car payment.
Hi, I am interested in funding your loan. Can you please tell me what is the total dollar amount owed on your credit cards and from any personal loan debts? Thanks, Ron	Total Credit Card Debt is $11,000.00. Then I have a loan where I bought a camper that has $11,219.00 owed on it.I am also a co-signer on a personal loan for my son that he pays that the balance on is $1,000.00. That is all.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; today 500 are listed. Not all loans 100 percent fund especially $15-$20-$25K size. Your 14-day listing overlaps 12/23 to 01/02 holiday portion; traditionally is slowest for loans funding. Loans 60 percent plus funded when time expires are automatically eligible for issue. When your time expires, IF loan 60 percent plus funded, will you accept the partially funded loan? (More advantageous to accept partially funded, lower APR interest loan and pay off portion high APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list another loan.) Best wishes that your loan is 100 percent quickly funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	1)Supervisor Pro-cess Improvement - I use statistical analysis to eliminate waste, improve process and thereby cut costs in VA, WV, NC, and SC divisions of the railroad I work for. 2) Woul like to have paid off sooner (3-4 years) but want that flexibility if nedd be 3) Unsure, I need at least $15000 immediately -by 12/31 - no if it doesn't look like I am funded for that by then I will have tolook at other sources of funding. Would accept $15K if in time but this is all very time sensitive.
Please list the interest rates and monthly payments on the credit cards and the camper loan. thanks!	Credit card rates vary 11.9 to 17.9%. Interest rate on cmaper is 8.5%
I don't want to be invasive-can you give very GENERAL info. on time sensitive nature of divorce debt? Once divorce is final, will there be any other divorce debt? Thanks for answering, I plan on funding this loan.	This loan will payoff the divice. Final decree is in the judge's hands to be signed. Should be entered by the end of the year. There will be no other payment of monies owed. One time payment and I am done. (literally)
Thank you, I'm in.	You are welcome

Member Payment Dependent Notes Series 634132

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634132	$12,000	$12,000	15.57%	1.00%	December 27, 2010	December 29, 2015	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634132. Member loan 634132 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Education Management Corporation	Debt-to-income ratio:	12.05%
Length of employment:	< 1 year	Location:	Mesa, AZ

Home town:
Current & past employers:	Education Management Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/15/10 > Loan is for operating costs for a franchise income tax preparation business (Fiesta Tax Service). Borrower added on 12/16/10 > Included collateral to include 3 workstations, 3 executive chairs, 12 guest chairs, 3 PC/Monitors, 3 Printer/Fax Machines, Network and phone system (50% of requested funds). Requested loan will not be used for franchise fee or soft marketing material. Business will be upgraded to offer insurance products after tax season.

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	38.77%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Current balance is $161.419 Zillow estimate is $118,000
What qualifications do you (and your employees) have? If not CPA's are you prepared for the upcoming requirements to better license tax preparers?	Office manager will have five years of tax preparation experience as well as an educational background in accounting. We are prepared for current and future licensing requirements. I hold a BBA with an emphasis in HR and marketing from the UW/Madison. My background is in retail mgt, HR and academic/career counseling.

Member Payment Dependent Notes Series 634158

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634158	$6,500	$6,500	16.32%	1.00%	December 22, 2010	December 29, 2015	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634158. Member loan 634158 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	NTS	Debt-to-income ratio:	5.60%
Length of employment:	3 years	Location:	Orlando, FL

Home town:
Current & past employers:	NTS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	56
Revolving Credit Balance:	$6,217.00	Public Records On File:	0
Revolving Line Utilization:	26.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the purpose of the loan? Any other household income not listed above?	consolidate debt, no other household income
Do you have any dependents (children) who you have to provide for?	no dependants.

Member Payment Dependent Notes Series 634236

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634236	$7,000	$7,000	9.99%	1.00%	December 27, 2010	December 29, 2015	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634236. Member loan 634236 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Becoming Independent	Debt-to-income ratio:	20.88%
Length of employment:	6 years	Location:	SANTA ROSA , CA

Home town:
Current & past employers:	Becoming Independent
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/15/10 > This is a Loan needed to consolidate two credit card account and some back taxes i owe. I would like the convenience of making one payment each month. Thanks for your consideration. Borrower added on 12/16/10 > Please consider that i am fully employed, and have additional income from part time work and also freelance art sales and commissions. I have excellent payment history. While major financial institutions are hoarding their resources and squeezing the necks of consumers with excessive interest rates, I'm happy to see an opportunity for average investors and borrowers to bypass that whole process. This is a great idea Borrower added on 12/22/10 > THANK YOU for getting us past 60% Happy Holidays to all

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	51
Revolving Credit Balance:	$18,712.00	Public Records On File:	0
Revolving Line Utilization:	64.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 634280

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634280	$10,000	$10,000	13.35%	1.00%	December 22, 2010	December 29, 2013	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634280. Member loan 634280 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Kendall Hunt	Debt-to-income ratio:	15.02%
Length of employment:	5 years	Location:	Austin, TX

Home town:
Current & past employers:	Kendall Hunt
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	46
Revolving Credit Balance:	$36,028.00	Public Records On File:	0
Revolving Line Utilization:	80.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. $245000 2. $270000

Member Payment Dependent Notes Series 634290

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634290	$8,800	$8,800	21.14%	1.00%	December 23, 2010	December 29, 2015	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634290. Member loan 634290 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,200 / month
Current employer:	Sherwin Williams	Debt-to-income ratio:	15.88%
Length of employment:	10+ years	Location:	Leavenworth, KS

Home town:
Current & past employers:	Sherwin Williams
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/15/10 > Hi all, I am looking to consolidate high interest bills into one lower payment. i will use the money I save to pay toward principal on other bills until all debt is paid off, then I will focus on paying this loan in full. Thank you for all of your assistance.

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,334.00	Public Records On File:	0
Revolving Line Utilization:	93.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Dear Bobby, I want to help out but your loan looks high risk (G5) (5 year term). It would be somewhat reassuring to know that you have a solid plan & budget. Do you use budgeting software like Mint.com? What are your monthly expenses? What can you do to best manage them? Thanks!	Well I currently work two jobs, I am a store manager with Sherwin Williams and I work part time at a large furniture store around 26 hours a week as well. I bring home after all deductions including child support from both jobs around 3300 a month, out of that, I have about 2500 in expenses, There are in particular a few credit cards that I would like to pay off with this loan, I have called several times trying to get my rates reduced, but they refuse. I have had the part time job for almost 5 months now, I got it because I am trying to take a stand and turn things around. Im definitely on the right track but the money I can save will help get debt free faster. I do appreciate any help and will be making the efforts to reach my goals. Thank You
What is your lob with Sherwin Williams? Do you have any hope or plan to buy a home in the foreseeable future? How come so much revolving-credit debt?	My Job with Sherwin Williams is store manager, I also have a 2nd job at a large furniture store in the KC area where I work 26 hours a week. I have had that 2nd job for 5 months now. I dont plan on buying a home for the next 3-4 years, but eventually I will. Ill be honest, I wasnt always the best manager of money, credit cards help get me through college several years ago but now I got tired of living that kind of live and have made the necessary changes to improve my life, the 2nd job has been really beneficial. I can truly say that I have learned my lesson and am now on a path to get out of the mess that I honestly put myself in, just looking for some assistance to make this transition faster. I would appreciate any help you could provide, I appreciate you asking me this question because I want to be honest about this because I have nothing to hide. Thank You
Bobby, I'm investing a small amount of money in your loan even though this is a higher risk loan than I usually contribute to because it appears you are trying to put your life on a better path and are leveraging sweat equity to make that happen. I am investing in the hope that it will play some small role in helping you transition to a healthier and more sustainable financial future. Please remember that real human beings who are investing their own personal money are putting their faith in you. Good luck and please don't let us down.	Thank you for your assistance, I am busting my butt working two jobs now and love every minute of it, I'm a former athlete and still play competitive tennis and just as on the court, I have set my mind to achieve these goals and I will get there, no worries, thank you once again.

Member Payment Dependent Notes Series 634309

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634309	$5,500	$5,500	10.36%	1.00%	December 22, 2010	December 29, 2013	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634309. Member loan 634309 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,000 / month
Current employer:	Logli	Debt-to-income ratio:	11.70%
Length of employment:	5 years	Location:	rockford, IL

Home town:
Current & past employers:	Logli
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/15/10 > Medical bills

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$194.00	Public Records On File:	0
Revolving Line Utilization:	1.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please tell us your typical monthly expenses?	I currently have car insurance, a credit card payment, and loan to help pay for college. Which only adds up to about 350 per month.
What is your job with Logli? Are you still working after the medical situation?	I work as a cashier/bagger as well as working behind the customer service desk. I have been there 5 years now and i will still be working afterwords.
What do you do in your job?	I work as a cashier/bagger as well as working behind the customer service desk, with tasks including answering phones, working the lottery machine, handling customers and any problems they might have, count down register tills and handling money in the safe. I also work as a supervisor, giving out breaks and lunches and help keep the check out area running smoothly.
Please define "medical bills" a little better. I don't want to sound mean-spirited, but I am not sure I would loan you money if you were fatally ill.	Understandable, the medical procedure which i was having done is a hair transplant from Bosley.
Hello, do you not have medical insurance available, or are the medical expenses not covered by insurance? please describe.	Yes i do have medical insurance through my work, but it does not cover, i guess u can call it cosmetics? I was getting a hair transplant from Bosley.

Member Payment Dependent Notes Series 634325

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634325	$13,000	$13,000	8.88%	1.00%	December 28, 2010	December 29, 2013	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634325. Member loan 634325 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	Wachovia Bank	Debt-to-income ratio:	16.80%
Length of employment:	2 years	Location:	HOWELL, NJ

Home town:
Current & past employers:	Wachovia Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/16/10 > This Loan will be used to pay off my High Interest Credit Card Debt. The Cards range from 15.24% to 24.99%

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	10
Revolving Credit Balance:	$12,133.00	Public Records On File:	0
Revolving Line Utilization:	35.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Wachovia Bank and where did you work prior to that?	I am currently a Bank Teller at Wachovia Bank. Before that I worked in Customer Service while attending college for my Bachelor's Degree.
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, how much are you paying back now? Also, Number of credit card that you are not going to close by this loan. 2. The reasons that you accumulated this debt. 3. Delinquencies. (Please look at your credit history of this listing.) 4. Your position at current company 5. Previous work experience 6. Itemized monthly expense 7. Anyone who you need to financially support, for example, your children. 8. Anyone who bring income into your household. Are they in debt? Thank you for answering my questions.	Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, how much are you paying back now? Also, Number of credit card that you are not going to close by this loan. Hi, Thank you for your interest in funding my loan. I will be using this loan to pay off all of my credit cards if it is fully funded. If it does not fully fund, I have about $1200 in savings that I will put toward the remaining debt. 2. The reasons that you accumulated this debt. There were a few reasons that this debt accumulated. Most recently, I had to replace the transmission on one of our cars, the car also need some other minor repairs. Total Bill $4350. Before that, both of our cars were broken into on separate occasions, at about $400 to repair each window. We attended school in Jersey City, NJ and unfortunately could not afford to live in the nicer part of town. There was some minor accumulation from school books and other school related expenses, as well as travel expenses. We got caught in the trap of paying just the minimums, while we both looked for work, which in this economy took quite some time. My fianc??e recently got his real estate license and has his first commission check coming in the end of January, which will improve our financial situation immensely. 3. Delinquencies. (Please look at your credit history of this listing.) The delinquency was an oversight, I use Microsoft Money to track all of my bills, and I had entered the bill as paid in the program before submitting the payment on the credit card website, and I did not realize the mistake until after the credit card due date. 4. Your position at current company I currently work as a Bank Teller at Wachovia Bank. My position is very secure. 5. Previous work experience While in High School I worked at Staples, as a Computer Sales Person and I also worked at an upscale grocery store each summer to pay for my car, car insurance, and save money for college. I continued to work both jobs while attending the first 2 years of college. When I transferred to a four year school, I worked in Customer Service, through a work at home company. 6. Itemized monthly expense Aside from the Credit Cards, my only other monthly bills are as follows: Car Insurance: $121.79/monthly (2 cars) Student Loan 1: $198.00 (minimum payment) 3.75% currently paying $300/month Student Loan 2 $38.00 Gas $100- $120/month Groceries $200- 220/ month I am currently paying about $800 to $850/ month toward the credit cards 7. Anyone who you need to financially support, for example, your children. We do not have any dependents. 8. Anyone who bring income into your household. Are they in debt? Thank you for answering my questions. My fianc??e will also be bringing in money. He currently brings in about $800 -$1000 working part time, while he builds his real estate career. He also has a commission check coming in January, which after taxes will be about $4000, and he has 3 other listings that should be closing shortly. His debt is included with my debt as all cards carrying a balance are either joint or in my name. So if the loan is fully funded the only outstanding debt we will have as a household will be my student loans. I also receive quarterly bonuses, which I did not include in my income because they are not a set amount, my last bonus was $454, I typically put that money directly into savings to use for emergencies only. I hope this information answers all of your questions. If you would like any further clarification, please do not hesitate to ask. I am very grateful for this opportunity to be debt free in 3 years or less.

Member Payment Dependent Notes Series 634365

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634365	$2,500	$2,500	18.17%	1.00%	December 22, 2010	December 29, 2015	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634365. Member loan 634365 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	n/a	Debt-to-income ratio:	6.72%
Length of employment:	< 1 year	Location:	San Francisco, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,986.00	Public Records On File:	0
Revolving Line Utilization:	99.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	I've been working as an independent consultant for a large membership association since January 2010.
what do you do for a living?	I'm consultant for associations on membership and marketing.

Member Payment Dependent Notes Series 634378

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634378	$4,500	$4,500	12.61%	1.00%	December 22, 2010	December 30, 2013	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634378. Member loan 634378 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,614 / month
Current employer:	Federal Deposit Insurance Corp	Debt-to-income ratio:	23.12%
Length of employment:	3 years	Location:	Red Oak, TX

Home town:
Current & past employers:	Federal Deposit Insurance Corp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	5
Revolving Credit Balance:	$5,140.00	Public Records On File:	0
Revolving Line Utilization:	19.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the explanation for a delinquency in the last 5 months?	My husband chose one of the most atrocious banks to open an account. The hidden fees caused the amount of money to be less than what was needed to pay the loan. We are closing this account and will soon have all accounts at USAA, a much better bank.

Member Payment Dependent Notes Series 634386

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634386	$15,000	$15,000	8.88%	1.00%	December 23, 2010	December 29, 2013	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634386. Member loan 634386 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,250 / month
Current employer:	Bank of America	Debt-to-income ratio:	11.03%
Length of employment:	6 years	Location:	woodland hills, CA

Home town:
Current & past employers:	Bank of America
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,544.00	Public Records On File:	0
Revolving Line Utilization:	65.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 634414

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634414	$10,000	$10,000	14.46%	1.00%	December 22, 2010	January 1, 2016	January 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 634414. Member loan 634414 was requested on December 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	Norfolk Southern Railroad	Debt-to-income ratio:	23.06%
Length of employment:	10+ years	Location:	hiram, GA

Home town:
Current & past employers:	Norfolk Southern Railroad
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1984	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$97,653.00	Public Records On File:	0
Revolving Line Utilization:	92.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you tell us what makes up your $100K in revolving debt?	I have some credit card debt that will be paid off once I recieve my bonus the first week of February. I am really only using this to help me pay down some of my other debt until I receive my bonus and sell my rental property which is expected to close at the end of January.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My balance on the mortgage on the house I live in is $353,000 and the balance on the home that will sell in January is $189,000. I just had my home appraised at $475,000. I have no HELOC on my homes.
I would like to fund your loan. Is the $97,653 all credit card debt? Can you please give a more detailed explanation?	The $97,653 is all credit card debt. Much of this debt will be paid off when my second home sells next month and I receive my bonus the first week of February.
Good Luck. I hope you close on your second home.	My balance on the home I live in is $354,000 and it just appraised for $475,0000. The second home that will close at the end of January has a balance of $188,000 and will close at $244,000.
Can you detail the loan balances and home value of both your properties?	The home I live in has a balance of $354,000 and just appraised for $ 475,000. The second home closing in January for $244,000 has a balance of $188,000.
My concern is that the deal on the second home falls through. You are currently paying just under $3,200 a month to service the minimum on the revolving debt you owe. How much longer can you service your creditors before you either have to workout a reduction in principal or worse bankruptcy? Even if the rate on this loan was 30% (which in my opinion still understates the true level of risk) I would have to pass.	I do not see the deal on the home falling through since the lessor has just painted the home and installed an inground pool in the back yard.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes your loan is 100 percent quickly funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED; Virginia Beach, VA.	My position is System Locomotive Planning with Norfolk Southern Railroad. I am actively involved with locomotive and end of train purchases and predicting locomotive demand. I am also in charge of dimensional equipment on Norfolk Southern. My current expectations are to pay the loan in 1 to 2 year time frame. It may be sooner.

Member Payment Dependent Notes Series 634547

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634547	$10,000	$10,000	9.62%	1.00%	December 27, 2010	December 29, 2015	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634547. Member loan 634547 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,208 / month
Current employer:	Accenture	Debt-to-income ratio:	15.52%
Length of employment:	10+ years	Location:	Hazel Crest, IL

Home town:
Current & past employers:	Accenture
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/16/10 > Funds are to be used exclusively for the demolition of my existing garage, which is essentially a very, very old glorified shed in great disrepair, and replacement of the same with a new structure.

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1986	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,647.00	Public Records On File:	0
Revolving Line Utilization:	84.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Accenture?	I provided finance/accounting support to the Facilities and Services teams including budget management, expediture tracking and analysis for courier services, onsite catering, lease hold improvements, furniture and equipment purchases and other capital expenditures, and overall management of standard operating expenditures (i.e. HVAC manintenance contracts, cleaning contracts, etc.).
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes that your loan is 100 percent quickly funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	I selected the five (5) year repayment term in order to achieve a realistic monthly payment schedule. But, with consideration of income tax return amounts, anticipated salary bonuses and increases, it is perfectly feasible that the full value of the loan could be repaid in as few as 4 years. I simply had to be realistic about what I could afford to pay monthly. I have an excellent credit record and I think that is the result of being realistic about what the limits of my income are relative to my ability to repay debt.
Have you gotten estimates on a new garage yet? $10k to demolish the old one and build the new one will near Chicago is wishful thinking unless you are doing the work yourself. Thanks in advance!	Hello. We actually have a good estimate from Better Built Garages. The total at the end of the day is nearly $15K. We've been saving and are able to pay $5K out of pocket. We're just looking to finance the balance. This work really has to be done. The existing structure is really old and falling apart, and, I'm really concerned that we are fast approaching violation of village ordinance. Obviously the old garage pre-dates my purchase of the property but, as the current owner, I bear responsibility. I really want to get it taken care of before it becomes a larger issue. Thanks for your support. It's really, really appreciated.
What is your net monthly income and your $ monthly costs (mortgage, utilities, car, any CC debt/loans, phone/internet/cable, childcare/tuition costs as applicable)? Thanks for your answer to this Q.	All of this information was provided at the time of the application. It is my understanding that potential investors are able to view it on my borrower profile.

Member Payment Dependent Notes Series 634567

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634567	$16,750	$16,750	14.09%	1.00%	December 27, 2010	December 30, 2013	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634567. Member loan 634567 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	CBS	Debt-to-income ratio:	20.55%
Length of employment:	4 years	Location:	JERSEY CITY, NJ

Home town:
Current & past employers:	CBS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/21/10 > paying off cards/debt on a lower rate

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	30
Revolving Credit Balance:	$21,035.00	Public Records On File:	0
Revolving Line Utilization:	88.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what is your budget (costs, $/month allocated to covering loan payments, etc...)? do you use budgeting software like mint.com or other tools to stay on track?	yes i stay on track with budgeting software, and i feel comfortable answering the first part by saying the agreed monthly payment terms are not a problem for me. thanx for the inquiry...happy holidays...
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	i'm a news reporter, i owe on two credit cards, and the agreed loan terms thru lending club will pay off 80percent of total debt, with an interest rate which is lower than both of the credit cards. all easily affordable terms. not comfortable providing more details since already gave the requested info to lending club when applying,

Member Payment Dependent Notes Series 634616

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634616	$2,000	$2,000	13.72%	1.00%	December 28, 2010	January 6, 2014	January 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 634616. Member loan 634616 was requested on December 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Julia Dyckman Andrus Memorial	Debt-to-income ratio:	17.72%
Length of employment:	2 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	Julia Dyckman Andrus Memorial
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/23/10 > Hi, I am applying for a personal loan to cover some medical expenses. This was a pretty attractive loan offer, because of the low interest rate which make this loan pretty affordable.

A credit bureau reported the following information about this borrower member on December 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	74
Revolving Credit Balance:	$3,489.00	Public Records On File:	0
Revolving Line Utilization:	79.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Julia Dyckman Andrus Memorial and where did you work prior to that?	I am an accountant and I used to work at Westchester Jewish Services.

Member Payment Dependent Notes Series 634741

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634741	$4,600	$4,600	16.69%	1.00%	December 24, 2010	January 3, 2016	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 634741. Member loan 634741 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Status Pro Media	Debt-to-income ratio:	7.92%
Length of employment:	4 years	Location:	Big Bear City, CA

Home town:
Current & past employers:	Status Pro Media
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	45
Revolving Credit Balance:	$2,210.00	Public Records On File:	0
Revolving Line Utilization:	96.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Status Pro Media and where did you work prior to that?	I manage all productions for Status Pro Media. Before this business, I worked for Blurred Motion Pictures doing the same thing.
What type of small buisness are you trying to start up?	I am expanding my current Web Design and Marketing business. It will be slow growth but I have to take one step at a time building my finances.

Member Payment Dependent Notes Series 634792

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634792	$15,800	$15,800	13.72%	1.00%	December 28, 2010	January 3, 2014	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 634792. Member loan 634792 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	n/a	Debt-to-income ratio:	15.10%
Length of employment:	10+ years	Location:	palatine, IL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/20/10 > renovations and improvements to my kitchen

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	7	Months Since Last Delinquency:	8
Revolving Credit Balance:	$6,403.00	Public Records On File:	0
Revolving Line Utilization:	5.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. $220,000 2. $279,000 Thank You
What is the reason for the delinquency 8 months ago? What steps were taken to avoid a repeat of delinquency?	I know not of such delinquency 8 months ago.
What is your source of income? Can you verify it with lending club by faxing them a pay stub?	Type your answer here. I receive a base salary, and also a percentage. #2 yes i can and will. Thank You

Member Payment Dependent Notes Series 634884

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634884	$20,000	$20,000	17.06%	1.00%	December 22, 2010	December 30, 2013	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634884. Member loan 634884 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,321 / month
Current employer:	Shared Technology Services Group Inc	Debt-to-income ratio:	8.51%
Length of employment:	2 years	Location:	Quincy, MA

Home town:
Current & past employers:	Shared Technology Services Group Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,156.00	Public Records On File:	0
Revolving Line Utilization:	97.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Shared Technology Services Group Inc and where did you work prior to that?	I'm currently working as Senior Technology Specialist in Shared Tech and i maintain few developers and report to Senior manager. I'm a key resource to maintain the large scale AgencyInterface application, which is used for plymouth rock group of companies(auto and Home insurance for NewEngland area and NJ). Previously i worked for big companies like Keane Inc, EDS and Infosys.
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	All Credit card Balance as of today BankOfAmerica- $7362.29 Chase- $5136.00 Sears - $6714.00 Total = $ 19212.29 I'm paying around 200 to 250 per card each month. As you know the credit card companies, they put interest for the finance charge also and the interest rate is more. I can myself come out of this debt in 2 years, but will be end up paying interest and have to monitor each card every month. Instead i can pay one shot to all and make a single payment by taking this loan and live peacefully. Mostly i will preclose this loan also as i'm in middle of an Recurring deposit worth of $32,000, which is maturing on Januray 2012. I'm a IT professional with a descent job and a family and a son. I want lead a peaceful life after all this credit card troubles. Hope that you all will help me to acheive this. My annual salary is $104,355 and a bonus of $7500 = $ 111,855.
Member 813306 left one item out of the quesstion so i will ask it here: For EACH debt you plan to pay off with this >17% LC loan, please provide the AMOUNT yopu plan to pay off on that particular loan and the RATE for on that particular loan. If any of them are at rate much under 17%, please provide fiscally responsible reason for wanting to pay higher rate [i.e., a reason other than "i want to check off fewer boxes on my bill-pay each month."]. Thanks.	Thanks for asking me that question. The reason is, to pay of the all my credit card debts, which is 25% interest rate right now which is much higher than this loan interest and that's why i want to pay off and make it one payment and get this done quickly. Mostly i will pay off this loan also well in advance.

Member Payment Dependent Notes Series 634886

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634886	$6,400	$6,400	6.54%	1.00%	December 27, 2010	December 30, 2013	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634886. Member loan 634886 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,387 / month
Current employer:	Department of Homeland Security	Debt-to-income ratio:	19.41%
Length of employment:	2 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Department of Homeland Security
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/20/10 > Thank you for your confidence in me. I can guarantee with the exceptional interest rate of this loan, it will be paid prior to the end of the term.

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	38
Revolving Credit Balance:	$5,524.00	Public Records On File:	0
Revolving Line Utilization:	34.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Where did you work prior to the Department of Homeland Security?	Than you for your interest. I worked for Los Angeles County for 10 years prior to working for the government.
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, number of credit card that you are not going to close by this loan. 2. Previous work experience 3. Delinquencies 4. Itemized monthly expense 5. Anyone who you need to financially support, for example, your children. 6. Anyone who bring income into your household. Are they in debt? Thank you for answering my questions.	Thank you for your interest. I am the sole provider in my household. All 3 credit bureaus report my score over 700 (so no delinquencies in the past several years). I plan to pay off and keep (2) credit cards, and (1) small student loan. I have worked in local and federal government for the past 12 years in the administrative field. I am a single parent of a 16 year old.

Member Payment Dependent Notes Series 634906

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634906	$10,000	$10,000	9.62%	1.00%	December 23, 2010	December 30, 2013	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634906. Member loan 634906 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	The Providence Plan	Debt-to-income ratio:	13.54%
Length of employment:	1 year	Location:	Raynham, MA

Home town:
Current & past employers:	The Providence Plan
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/16/10 > This loan will be for debt consolidation. Trying to clear up all my credit card debt at a lower APR so I can start making larger payments to my student loan. I'm an IT Director - approximately 1 year with my current employer and been working in IT since 2001

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,482.00	Public Records On File:	0
Revolving Line Utilization:	50.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Where did you work prior to The Providence Plan?	Prior to The Providence Plan I worked for Linear Title & Closings(lineartitle.com) as the network administrator and prior to Linear Title I worked for The Childrens Workshop (childrensworkshop.com) as the network administrator. Thanks Helder
What are the balances and interest rates of the loans you are consolidating?	ATT Universal $ 5,990 22.99% Macys 832 24.99% Capital One 617 24.90% Orchand Bank 1102 19.99% Bank of America 305 19.99%

Member Payment Dependent Notes Series 634940

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634940	$15,000	$15,000	14.83%	1.00%	December 24, 2010	December 30, 2013	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634940. Member loan 634940 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,333 / month
Current employer:	Performance Food Equipment Group	Debt-to-income ratio:	17.32%
Length of employment:	10+ years	Location:	Ossining, NY

Home town:
Current & past employers:	Performance Food Equipment Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1954	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	14
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	4.85%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; today 500 are listed. Not all loans 100 percent fund especially $15-$20-$25K size. Your 14-day listing overlaps 12/23 to 01/02 holiday portion; traditionally is slowest for loans funding. Loans 60 percent plus funded when time expires are automatically eligible for issue. When your time expires, IF loan 60 percent plus funded, will you accept the partially funded loan? (More advantageous to accept partially funded, lower APR interest loan and pay off portion high APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list another loan.) Best wishes that your loan is 100 percent quickly funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	My position is a manufacturer's rep in the foodservice industry, I am a wholesaler of commercial cooking equipment and have been with my company for 11+ years. We sell to the commercial cooking equipment to equipment dealerships. I also design kitchens. I am using this loan as a bridge loan to cover some legal fees and am expecting a full reimbursement of my legal fees (this has already been approved by the court) and addtitional funds as well. I expect to pay off this loan in 1-1/2 years or less. Yes I would accept a partially funded loan if that were to be the case.
What are the interest rates and balances of the debt(s) you are consolidating? Also, could you explain the circumstances of the delinquency your credit report is showing about 14 months ago?	Basically I am finaliuzing a guardianship proceeding in which my legal fees turned out to be higher than expected and the case was extended longer than expected. Reimbursment of my legal fees has been tentatively approved by the court and am expecting those fees retrurned to me very soon. In addition I will soon be receiving additional money a an heir of my immediate families estate. The event that occured 14 months ago was a matter of my removing false information from my credit report. I was being billed by the Lord and Taylors dep't store for charges on a credit card I never owned, And whose origination whit Lord and Taylors predated my birth. Hope that answers your questions.

Member Payment Dependent Notes Series 634943

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634943	$7,000	$7,000	13.35%	1.00%	December 22, 2010	December 30, 2013	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634943. Member loan 634943 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,833 / month
Current employer:	n/a	Debt-to-income ratio:	24.74%
Length of employment:	5 years	Location:	Houston, TX

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	38
Revolving Credit Balance:	$8,077.00	Public Records On File:	0
Revolving Line Utilization:	33.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please describe your employment situation. Thank you.	Self employed. Currently doing internet marketing sales for 9 years and selling insurance for the past 5 years. Insurance products such as supplemental, health, & life. Recently expanded insurance products with annuities, long term care, critical illness protection, medicare advantage, and medicare supplements.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	No, I don't hold the title to my name. There is a $0 balance on the mortgage because it is paid off and do not owe any HELOC on the home. The current market value of our home is $89,000.
You show that you own your home, the balance is paid off and no HELOC. But you say you don't hold title in your name. If title is not in your name, you do not own it. Maybe you misunderstood the question. If not, could you give an explanation of how you own without title in your name.	I live in a home that is paid off by wife's family. Lending Club asked if I own or rent and there's no category for neither. I'm not renting and her family holds the title. We just pay utilities. Not paying rent or a mortgage allows us to save the difference.

Member Payment Dependent Notes Series 634945

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634945	$22,000	$22,000	14.09%	1.00%	December 28, 2010	December 30, 2013	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634945. Member loan 634945 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	White Memorial Medical Center	Debt-to-income ratio:	9.06%
Length of employment:	1 year	Location:	Montebello, CA

Home town:
Current & past employers:	White Memorial Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/16/10 > This loan will be used to pay off our wedding expenses. Our plan is to pay this off in a year to 16 months. We both have a stable job and unfortunately with weddings there are so many hidden costs up front. Thank you for this consideration in making our dream wedding come a reality.

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	42
Revolving Credit Balance:	$8,097.00	Public Records On File:	0
Revolving Line Utilization:	22.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	First let me extend my apologies for the delay in the response as I was working this weekend. The house is one that has been passed down to me by my grandparents. It has not been turned over to my name as my Grandmother lives in Italy and will be done so at a more appropriate time in which I am a firm believer is appropriate. The property is completely paid off and I only pay the property tax (no rental fees). We recently had an offer for $850,000.00 but not looking to sale. Please let me know if I have answered your question to your satisfaction. If not feel free to reply with any necessary inquiry that I may assist you with. Have a great day.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 3-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; 430 listed today. Not all 100 percent fund, especially $15-25K. 14-day listing overlaps fundings slowest time 12/23 to 01/02 Holidays. Loans 60 percent plus funded when their time expires automatically eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept partially funded loan? (Advantageous to accept partially funded, lower APR interest loan to pay off portions higher APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list new loan.) Holiday's Best Wishes. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	1. Current employer is White Memorial Medical Center as a emergency room RN and a consultant for a doctor's office. 2. My plan is no more than 1-2 years. 3.Thank you for the information and completely understand. Our wedding date is April 30,2011 and am hoping for the best as I understand the holiday crunch. Lastly, have a wonderful day and thank you for serving our country as I see your user name. My family was in both the Army and Marines. Merry Christmas!

Member Payment Dependent Notes Series 634978

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634978	$10,000	$10,000	12.23%	1.00%	December 22, 2010	December 30, 2013	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634978. Member loan 634978 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Kellwood Company	Debt-to-income ratio:	5.89%
Length of employment:	1 year	Location:	West Hollywood, CA

Home town:
Current & past employers:	Kellwood Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/20/10 > I have considerable job stability. I am mentored by the two key players in the company. I will be with the company two years in May '11.

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,681.00	Public Records On File:	0
Revolving Line Utilization:	84.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Make, model and year of bike? Thanks.	2009 Harley Davidson 883 Iron (with modifications)

Member Payment Dependent Notes Series 634990

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634990	$11,500	$11,500	6.91%	1.00%	December 28, 2010	December 30, 2013	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634990. Member loan 634990 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Charlotte-Mecklenburg Board of Education	Debt-to-income ratio:	5.78%
Length of employment:	10+ years	Location:	Matthews, NC

Home town:
Current & past employers:	Charlotte-Mecklenburg Board of Education
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/17/10 > I will be using the loan to pay off my high interest credit cards. I am a full-time executive assistant with a public school system for 25+ years and employed part-time with Sears Holdings for 20+ years. I am a no-risk applicant with a great payment history. I have a plan to be practically debt free in 5 years. At that time it is my ambition to be an investor with LendingClub. Thank you for your consideration of my loan and believing in me.

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	76
Revolving Credit Balance:	$7,770.00	Public Records On File:	0
Revolving Line Utilization:	30.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please list all debts, including balances, interest rates, and monthly payments, and say which you will be paying off with this loan? You said that you want to be debt free in 5 years, but this loan will be paid off in 3 years. Do you have other debts not listed on your credit report?	The credit cards I will be paying off are: Citi Card - Visa $2302 - 19.99% - pymt $64 Chase - Visa $1406 - 16.24% - pymt $35 Discover - Visa $1971 - 19.99% - pymt $56 Target - Visa $1313 - 23.24% - pymt $74 SECU - Visa - 1636.59 - 9.75% - pymt $50 State Farm - Visa - 1300 - 11.24% - pymt $30 I have been payment the a few dollars over the minimum balance on the cards and paying down the highest interest card with a larger payment. My additional debt is an auto payment $550/mth. and my home payment $695. My auto is financed thru 5/2014 with 6% apr. Once I have the 3 year LendingClub loan paid I will apply that payment to the auto loan and have it paid off a little earlier. I am purchasing my home that I currently owe $114,000, it's value on zillow is $135,500. My mortgage payment is $695 with a rate of 3.75% apr. I hope I have answered your questions, thanks for your consideration to fund my loan request.

Member Payment Dependent Notes Series 635010

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635010	$15,000	$15,000	6.17%	1.00%	December 24, 2010	December 30, 2013	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635010. Member loan 635010 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	nypd	Debt-to-income ratio:	1.72%
Length of employment:	4 years	Location:	Rigewood, NY

Home town:
Current & past employers:	nypd
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	79
Revolving Credit Balance:	$5,106.00	Public Records On File:	0
Revolving Line Utilization:	8.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 635024

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635024	$4,000	$4,000	5.79%	1.00%	December 27, 2010	January 3, 2014	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 635024. Member loan 635024 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Tech Data Corporation	Debt-to-income ratio:	10.75%
Length of employment:	2 years	Location:	Arlington, TX

Home town:
Current & past employers:	Tech Data Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/10 > Please provide updates Borrower added on 12/22/10 > Planning to use loan to purchase eldest son's 1st vehicle Borrower added on 12/23/10 > I've been in mid-level management for over 20 years and have demonstrated a consistent pattern of economic stability and credit worthiness. Borrower added on 12/23/10 > This is a surprise Christmas gift for a respectful son that is academically sound, has maintained a part time job for over 2 years and is a Senior in high school.

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,294.00	Public Records On File:	0
Revolving Line Utilization:	32.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 635040

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635040	$10,750	$10,750	6.17%	1.00%	December 27, 2010	December 30, 2013	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635040. Member loan 635040 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Los Angeles Sheriff Department	Debt-to-income ratio:	15.94%
Length of employment:	4 years	Location:	PALMDALE, CA

Home town:
Current & past employers:	Los Angeles Sheriff Department
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/20/10 > I am a very responsible person as you can see my credit score is good. I would like to get this loan to payoff some of my credit cards for the reason that the APR are to high and be able to close them. I have a steady job with the County of Los Angeles. I've been with the County for 4 1/2 years.

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,155.00	Public Records On File:	0
Revolving Line Utilization:	34.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the total balance of your mortgage loan and any HELOC you owe on your home? What is the current market value of your home? (use zillow.com if unsure)	The balance of my mortgage loan is 338,000 and I don't owe any HELOC. The current market value is 295,000.
What are your monthly expenses by amountand by catagory? I do not ask to pry but do so respectfully. Happy Holidays	My expenses by category are the following: Mortgage payment $1200 Food/Gas/Clothing $700 Utilities $300 Credit cards $1050 ( I tried to give more than the minimum) I hope this answers your question.
Hi. I'm interested in financing your loan and would like to clarify the information you provided. With mortgage $338,000 and payment $1,200 the mortgage interest should be below 2%. Please elaborate. Thanks	The answer is simple I bought the house with my sister, we split up the payment and all the utilities. I hope this helps in your decision. Thank you

Member Payment Dependent Notes Series 635043

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635043	$5,000	$5,000	12.61%	1.00%	December 22, 2010	December 30, 2013	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635043. Member loan 635043 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	IronStone Bank	Debt-to-income ratio:	20.24%
Length of employment:	3 years	Location:	Acworth, GA

Home town:
Current & past employers:	IronStone Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/16/10 > I want to pay off high rate credit cards balances and consolidate them in one loan with one lower monthly payment

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	61
Revolving Credit Balance:	$12,837.00	Public Records On File:	1
Revolving Line Utilization:	73.70%	Months Since Last Record:	103
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Thank you for your interest in financing my loan. Due to economy the value of our home went down significantly. The total balance of 1st and 2nd morgages is 195K. We bought the house in 07 at the pick of the market Unfortunately right now we owe about 20K more then it???s valued on zillow.com We do not have any HELOC on this house.The credit cards consolidation loan I had apply for will really help. Elena

Member Payment Dependent Notes Series 635077

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635077	$7,000	$7,000	8.88%	1.00%	December 23, 2010	December 31, 2013	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635077. Member loan 635077 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	fountain valley regional hospital	Debt-to-income ratio:	7.61%
Length of employment:	4 years	Location:	cerritos, CA

Home town:
Current & past employers:	fountain valley regional hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,869.00	Public Records On File:	0
Revolving Line Utilization:	61.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at fountain valley regional hospital?	I am a registered nurse.

Member Payment Dependent Notes Series 635164

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635164	$2,400	$2,400	14.09%	1.00%	December 23, 2010	January 4, 2014	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 635164. Member loan 635164 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	The Polyclinic	Debt-to-income ratio:	9.74%
Length of employment:	2 years	Location:	Mountlake Terrace, WA

Home town:
Current & past employers:	The Polyclinic
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	69
Revolving Credit Balance:	$17,721.00	Public Records On File:	0
Revolving Line Utilization:	94.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Happy to help fund your loan. Am very familiar with the PC.	Thanks for the help

Member Payment Dependent Notes Series 635205

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635205	$1,600	$1,600	14.09%	1.00%	December 23, 2010	December 31, 2013	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635205. Member loan 635205 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	TOM JOHNSONCAMPING CENTER	Debt-to-income ratio:	18.17%
Length of employment:	5 years	Location:	CORNELLIUS, NC

Home town:
Current & past employers:	TOM JOHNSONCAMPING CENTER
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/17/10 > THANK YOU

A credit bureau reported the following information about this borrower member on December 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,187.00	Public Records On File:	0
Revolving Line Utilization:	27.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, number of credit card that you are not going to close by this loan. 2. Your position at current company 3. Previous work experience 4. Itemized monthly expense 5. Anyone who you need to financially support, for example, your children. 6. Anyone who bring income into your household. Are they in debt? Thank you for answering my questions.	TO MAKE IT THROUGH THE HOLIDAYS AS A RESULT OF PERSONAL ISSUSES THE CAME ABOUT.
What is your job at TOM JOHNSONCAMPING CENTER?	PARTS ASSOCIATE ASSISTANT MANAGER WITH OUT THE TITLE AND CUSTOMER RETAIL SERVICE

Member Payment Dependent Notes Series 635211

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635211	$15,000	$15,000	15.95%	1.00%	December 23, 2010	December 31, 2013	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635211. Member loan 635211 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Aspen Marketing Service	Debt-to-income ratio:	11.30%
Length of employment:	2 years	Location:	El Cajon, CA

Home town:
Current & past employers:	Aspen Marketing Service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/17/10 > We are paying off our credit cards. We've made poor financial choices and would like to teach our 3 children to do better then we did. We owe that to ourselves and to them. We will pay off our debts and live within our means from now on, something we embarrassing admit we've not done well in the past. We're working with a financial counselor to help us. We had our 3rd baby this year and my husband is staying home to care for our children. I work 2 jobs, full time as a Manager of Software Quality Assurance, and part time nights and weekends teaching Childbirth Prep, Breastfeeding and Baby Care classes at a local hospital. We are very thankful to have our home but live in fear of falling behind due to our smothering credit card debt. We don't want to default or file bankruptcy. We got ourselves here, it's our responsibility to get ourselves out. We would like to loan to assist us in doing so. Thank you for your time and consideration. Borrower added on 12/18/10 > We do not have any vehicle loans - both our car and van are paid off. My jobs are very stable. Day Care for our 3 young children would exceed the salary my husband would earn. If there is any additional information you would like to know, please send me a question! We understand you are considering an investment and would like you to know that my husband and I are thankful for your consideration. We are a good investment! You're loan will be paid back in full on time if not early! Once we have 6 months of expenses in a saving account, we will pay all extra we can to pay off our loan. And we will continue to work with our financial counselor to ensure we are good stewards of our money who have truly learned from our past poor choices.

A credit bureau reported the following information about this borrower member on December 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	35	Months Since Last Delinquency:	2
Revolving Credit Balance:	$19,345.00	Public Records On File:	0
Revolving Line Utilization:	89.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Thank you for your question. 1st Mortgage: Principal Balance: 180,443.02 30 year FIXED 2nd Mortgage: Principal Balance: 96,587.26 15 year FIXED Total: $277,030.28 Current Zillow Value: $309,000 Please let me know if you would like any additional information. Thank you again for our consideration.
Would you list the balances of your credit cards you want to consolidate, amount owed, the interest rate and the minimum monthly payment of the credit cards you want to payoff. Please use the following format. (Credit card name - amount owed - interest rate - minimum monthly payment). (example) 1. Discover Card - $552.67 0- 29.9% - $15.00 mo 2. Amex - 29.9% -$299.02 - 19.9% Thank you.	Thank you for your question. Please find the information you requested below: 1. Bank of America 1 - $3,639.30 - 23.24% - $104.00 2. Bank of America 2 - $4,329.26 - 27.24% - $134.00 3. Discover - $4,370.93 - 25.99% - $115.00 4. Chase - $5,011.46 - 29.99% - $180.00 5. Bank of America 3 - $6,532.36 - 29.99% $475.00 If you have any additional questions, please don't hesitate to ask.
Your Credit report shows two Delinquencies (Last 2 yrs) one of them just two months ago. Would you explain?	The most recent delinquency was due to a death in the family. We traveled out of town for the funeral and did not have adequate savings to cover the travel expenses. The delinquency before that was during a time my husband and I were not focused on our bills. We did not have a clear picture of what we owed, when it was due, etc. We each expected the other to take care of paying the bills. We're now working with a financial counselor. We have a written budget, financial goals and a scheduled meetings to review our progress.
Wow, your pretty lucky! You got all these people to fund you so far (12-22-10), but when I read this what stands out is "we don't want to default or file bankruptcy" Yikes! Thanks for being honest and saving me some dough. I wish you all the best, but I can read between the lines.	It is not my intent to draw lines, I am being honest, the least I can do in asking for a loan. I believe you've read more into the situation than is necessary. Neither my husband nor I have ever defaulted on a loan or credit extended to us. We will not begin now. Perhaps the below information will clarify for you. Regardless, I genuinely appreciate your consideration and thank you for your well wishes. Our credit card interest rates have skyrocketed, increasing our monthly payments. The savings cushion we have left over each month has decreased as the minimum monthly payments increase. If we don't do something, we'll be stuck paying only a little bit over the minimum payments, taking us well over a decade to pay off the balances. Both of my incomes are stable, and I take all the substitute classes I can to bring in extra income to pay off our debts and build up our savings faster. I admit that we did have our head in the clouds about our finances for a while, I???m not proud of that fact. I am proud that we are taking the steps necessary to turn it around. We reached out to a financial counselor when it was clear we needed guidance, creating a realistic and achievable budget. We???ve set goals and are achieving them. We are making extra payments on our credit cards and we are putting a little away in savings every month. We are not debt free yet, but we will be. I respect that you may not find me to be an acceptable risk (I find that the beauty of peer to peer lending) and thank you for your consideration and well wishes.
Your expected monthly payment for this loan will be lower than your stated monthly payments for your credit cards. What do you plan to do with this difference?	The order for the extra money is as follows: 1. To our Savings account until we have 6 months worth of expenses 2. Once the saving account goal is achieved, the extra money will then go to pay off this loan early. 3. Once this loan is paid off, we will:the extra money toward our 2nd mortgage.
Thank you for taking the time to answer lender questions and for the information you have provided. I am happy to help fund your loan. That said, please be aware this loan is being funded by real people that believe in you and what you have told us. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we sincerely want to help you and simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	Factoria_Funding and all other investors, Thank you, sincerely thank you. I do understand these investments are made by real people. You may be my neighbor, my co-worker or my children's preschool teacher. I am mindful that I would be hurting real people if I fail to repay my loan. I take this obligation very seriously. Your investment may not be big, but it does have a huge positive impact to my family. For your generosity and trust, I am humbled and thankful. In gratitude.

Member Payment Dependent Notes Series 635242

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635242	$5,250	$5,250	5.79%	1.00%	December 23, 2010	December 31, 2013	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635242. Member loan 635242 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,500 / month
Current employer:	NOV Grant Prideco	Debt-to-income ratio:	16.29%
Length of employment:	10+ years	Location:	Spicewood, TX

Home town:
Current & past employers:	NOV Grant Prideco
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 17, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,151.00	Public Records On File:	0
Revolving Line Utilization:	19.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 635270

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635270	$12,250	$12,250	12.98%	1.00%	December 28, 2010	December 31, 2015	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635270. Member loan 635270 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,625 / month
Current employer:	Business Printing Company	Debt-to-income ratio:	10.01%
Length of employment:	5 years	Location:	Ramona, CA

Home town:
Current & past employers:	Business Printing Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/17/10 > With this loan we would consolidate our several other payments and thus lower our monthly expenses. I've been employed with the same company for 5 years and 3 months. I've been asked to become a part owner, so my employment is very stable. The same goes with my husband's job as a controller.

A credit bureau reported the following information about this borrower member on December 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	49
Revolving Credit Balance:	$415.00	Public Records On File:	0
Revolving Line Utilization:	29.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Balance on the mortgage is $260,500.90, and the current market value is approx. $374,500. Thank you.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	These are the approx. balances...American General $2,100, Honda Finance $3,500, Capital One $1,000 + $750, Chase/Amazon $400, Good Year $900, Shell $400, Paypal $850. Many of these are small balances, and hence we haven't decided yet should we use this to loan to pay out Wells Fargo auto loan for $9,000 instead. We were hoping to get a big enough loan to cover everything, but... I can't remember the interest rates. I'm a office manager.
Could you please list the balances and interest rates of the loans you want to consolidate? Your revolving balance only shows $415.	Please see the previous answer.

Member Payment Dependent Notes Series 635339

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635339	$12,000	$12,000	9.99%	1.00%	December 27, 2010	January 1, 2014	January 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 635339. Member loan 635339 was requested on December 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,855 / month
Current employer:	State of Louisiana	Debt-to-income ratio:	8.24%
Length of employment:	6 years	Location:	BATON ROUGE, LA

Home town:
Current & past employers:	State of Louisiana
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/21/10 > I am interested in learning more about investing here with the Lending Club. Please share your experience if you have any questions for me. Thank you.

A credit bureau reported the following information about this borrower member on December 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	38
Revolving Credit Balance:	$13,669.00	Public Records On File:	0
Revolving Line Utilization:	33.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 3-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; 457 listed today. Not all 100 percent fund. Your 14-day listing overlaps fundings slowest time 12/23 to 01/02 Holidays. Loans 60 percent plus funded when their time expires automatically eligible for issue. When time expires, if loan 60 percent PLUS funded, will you accept partially funded loan? (Advantageous to accept partially funded, lower APR interest loan to pay off portions higher APR interest debts. After 6-months payments on time, automatically eligible to relist loan for unfunded $ amount or list new loan.) Holiday's Best Wishes. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	Geographic Information System (GIS) analyst for coastal Louisiana, 2-3 yr pay off, prefer fully funded loan but would accept partially finded loan if time expires and relist for unfunded amount as you suggest. Thank you for your questions and information. Best wishes to you!
Please list all of your current debts, including balances, interest rates, and monthly payments, and say which you will be paying off with this loan. What will you do to avoid accumulating debt going forward? Also, how secure is your job? Thanks.	Chase credit card $2300 18%,USAA credit card $7200 12%, Care Credit $2500 0%. I will close the Chase and USAA accounts but keep the Care Credit card. I have been paying $150-$250 per month for the Chase account, $250-$500 per month for the USAA account, & $100 per month on the Care Credit account. My plan to avoid accumulating debt going forward is to pay this debt off sooner than later. The longer I have this debt, the longer it will last. I also plan to move to a less expensive home and/or get a roommate and avoid shopping at Whole Foods. My position as a state Geographic Information System (GIS) analyst for coastal Louisiana is very secure and my performance record "outstanding". Thank you very much for taking the time to ask these questions. I hope I have answered to your satisfaction.

Member Payment Dependent Notes Series 635352

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635352	$9,000	$9,000	12.23%	1.00%	December 27, 2010	December 31, 2015	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635352. Member loan 635352 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,175 / month
Current employer:	n/a	Debt-to-income ratio:	24.89%
Length of employment:	10+ years	Location:	Baton Rouge, LA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/16/10 > I've owned and operated my real estate company for 37 years and am looking to make some improvements such as an expansion to several states and developing a new intranet portal for my real estate agents, including an interactive training center with a suite of tools, which will make the realtors less office dependent. I don't need to see a profitable return to repay this loan as it fits well within my current monthly income. Initially, this loan was listed under my wife's name (we are co-owners), but our income is reported under my name so I had to open a new account. Thanks!

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,428.00	Public Records On File:	1
Revolving Line Utilization:	40.40%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I only have 1 mortgage (FHA) and the balance is approximately $175,000. My home's current value is $235,000.
Hello, I am interestingi in financing a portion of your loan. I have a few questions. 1. You have a public record on file. Would you describe it? 2. What is your wifes current occupation, income, and how long has she been employed?	1) I have a discharged chapter 7 bankruptcy back in 2002. At the time, I suffered some serious health issues, which caused me to dissolve my construction company. I had 7 homes in the remodeling phase when I was hospitalized and simply could not continue at the time. However, I did maintain my personal residence and have had perfect payment history since then. 2) My wife and I have worked side by side since 1972, the year before we started our real estate company. However, the only reported income that she has is a little over $520/mo.

Member Payment Dependent Notes Series 635360

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635360	$15,000	$15,000	18.91%	1.00%	December 24, 2010	December 31, 2015	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635360. Member loan 635360 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Peace Health Hospital	Debt-to-income ratio:	6.83%
Length of employment:	4 years	Location:	Onalaska, WA

Home town:
Current & past employers:	Peace Health Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/17/10 > Fresh Start! Debt Consolidation Borrower added on 12/21/10 > I plan to use this loan as a consolidation loan to get payments into one lump sum. I hope to actually have it paid off in less than three years. My job is extremely stable. I work as a chiropractor for a hosital and am a member of PeaceHealth Medical group. I work in a pain management clinic. I am a good borrower due to the fact that I am highly motivated to get debt other than my student loans and my mortgage paid off so I can start increasing my contribution to my retirement funds and start saving for my childrens college education. (my retirement is 25 yrs away and my two children will start college in 18 and 16 years.) I thank all of you who have taken the time to read this and may contribute to this loan.

A credit bureau reported the following information about this borrower member on December 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	60
Revolving Credit Balance:	$12,016.00	Public Records On File:	0
Revolving Line Utilization:	35.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Peace Health Hospital?	I am a Chiropractor. I specialize in spine rehabilitation and pregnancy.
I'm very interested in helping to fund your loan, but please contact Lending Club at support@lendingclub.com to verify your income. They will have you submit proof of income, etc. and your loan is much more likely to be fully funded. Thanks!	I have emailed LC. I am waiting for a response from them about income verification. Will do as they suggest as soon as I hear back from them.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	the home I live in has a mortgage of $273,000, and appraised at $310,000 2009 when we bought it. I also own another home with a mortgage of around 75,000 and it appraised for 95000 last year. I rent this home out for $600 per month.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; 430 listed today. Not all 100 percent fund, especially $15-25K. 14-day listing overlaps fundings slowest time 12/23 to 01/02 Holidays. Loans 60 percent plus funded when their time expires automatically eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept partially funded loan? (Advantageous to accept partially funded, lower APR interest loan to pay off portions higher APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list new loan.) Holiday's Best Wishes. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	My postition with my current employer is that I am a chiropractor. I specialize in rehabilitation and pregnancy. I plan to pay it off in 2-3 years if all goes as planned. I would accept a partially funded loan over 60 percent. Thank you for the information! Merry Christmas to you as well!

Member Payment Dependent Notes Series 635387

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635387	$8,400	$8,400	15.57%	1.00%	December 22, 2010	December 31, 2015	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635387. Member loan 635387 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	City of Kent	Debt-to-income ratio:	6.39%
Length of employment:	10+ years	Location:	Federal Way, WA

Home town:
Current & past employers:	City of Kent
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/17/10 > I have been employed at my job for 20 years. I only have a car payment of $324.00 and some small bills which I plan to pay off with this loan. Besides consolidation, I would like to use this loan to continue to build my credit. I have good credit but great credit is my goal. I have a monthly savings plan and pay everything on time if not before. My job is very stable. I work for a government agency and have a lot of longevity and seniority in my job and there is absolutely no risk of unemployment in my future. I look forward to doing business with you. Borrower added on 12/18/10 > I want to thank the investors that have chosen to fund my loan thus far. I look forward to consolidating my debt and building a good reputation with Lending Club.

A credit bureau reported the following information about this borrower member on December 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	18
Revolving Credit Balance:	$474.00	Public Records On File:	0
Revolving Line Utilization:	39.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the City of Kent?	I am a Certified Permit Technician. I intake, process and issue all types of permits related to land use, civil use, construction and all fire related permits. We intake, review and process all of the permits for four divisions (Planning, Fire, Building, & Public Works Engineering) at our Permit Center. I have been doing this work for the past 18 years and the two years prior to that, I worked in the Finance division at the City of Kent processing cash, deposits and payroll. I celebrated my 20th anniversary with the City of Kent on October 16, 2010.
Happy to help out a local. Best of luck to you.	Thank you.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I owe $34,000 on my home and do not have any home owner dues. My income to debt ratio is 8.4%. This does not include basic utilities which are minor. I have a few bills that I will pay off with this loan and the new payment on this loan (should it be funded) is about the same (within $10). I currently am able to save money in my budget and have extra cash for recreation. I believe given all these things; my income, time of employment, and small debt that I am a good credit risk.
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Holiday's Best Wishes. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	I would like to pay it off a year early if possible. Thank you for your question.
Why the delinquency 18 months ago?	I am not aware of a deliquency 18 months ago. I pay all my bills on time so I am not sure what this is.
We don't get to see what creditor reported the delinquency just that you were late beyond 30 days 18 months ago	I'm really not sure what this is but I will take a look. It could be an error because I don't recall being late on any of my commitments. I will definately check into it because one of my goals is to have really good credit and I do not want anything adverse on my credit report. Thank you for letting me know. I will be looking into this.

Member Payment Dependent Notes Series 635427

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635427	$15,000	$15,000	17.06%	1.00%	December 27, 2010	December 31, 2015	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635427. Member loan 635427 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,750 / month
Current employer:	State of Alaska	Debt-to-income ratio:	21.68%
Length of employment:	1 year	Location:	Anchorage, AK

Home town:
Current & past employers:	State of Alaska
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	40
Revolving Credit Balance:	$12,231.00	Public Records On File:	0
Revolving Line Utilization:	95.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the State of Alaska and where did you work prior to that?	I'm a Land Use Planner for the Department of Natural Resources. Prior to that I worked as a Land Use Planner for a private civil engineering firm in Anchorage.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello, 1) The title to my home is not under my name. It is under my father's name. He passed away last year and I inherited the home. I am the court appointed personal representative for the estate and plan to live in the home indefinitely. Due to the probate process, I have not been able to transfer title of the property to my name, but hope to be able to do that during the first half of 2011. The property consists of a single-family home that I am living in and a 4 plex on the rear of the property that I rent out. The 4-plex is currently fully occupied. 2) I do not have any mortage loans or HELOC's that are owed. 3) I believe the current market value of the property is approximately $300,000, which appears to be consistent with market values of nearby properties. The 2010 municipal assessment for the property is $276,700.
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) Normally 300 loans listed; 575 week ago; 430 today. Not all 100 percent fund, especially $15K - 25K. 14-day listing overlaps fundings slowest time 12/23 to 01/02 Holidays. Loans 60 percent plus funded when time expires automatically eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept partially funded loan? (Advantageous to accept partially funded, lower APR interest loan to pay off higher APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list new loan.) Holiday's Best Wishes. Lender 505570 Screen ID U:S.MARINE.CORPS.RETIRED Va Bch Va	Hello, The payments for the 36 month schedule are a smidge high for me, so I selected the 60 month and plan to pay off the loan within 4 years. If I am partially funded I do plan to accept the funding and apply it to my cards with the highest interest rates. Thank you for your interest.

Member Payment Dependent Notes Series 635450

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635450	$15,000	$15,000	20.03%	1.00%	December 27, 2010	January 1, 2016	January 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 635450. Member loan 635450 was requested on December 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Plaza Medical Center of Ft. Worth	Debt-to-income ratio:	19.42%
Length of employment:	3 years	Location:	cleburne , TX

Home town:
Current & past employers:	Plaza Medical Center of Ft. Worth
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/18/10 > These funds will be used to pay off my debt. I prefer to have one payment each month rather than several payments for my debt. I have a very secure job as a registered nurse and have been employed at the same hospital since May 2006. I'm never late on any of my monthly payments and I've never been late or behind on my mortgage. Paying off debt is very important to me. Borrower added on 12/18/10 > The monthly minimum I currently pay for my debt is actually more than the loan amount I would have to pay each month. This tells me that I can afford to take out a loan because I will be able to make monthly payments without difficulties. It will save me $300/mo by paying off everything and I will save money that would go for interest rates. I'm really looking to simplify my life and save money. Borrower added on 12/19/10 > In addition to my income, my husband has a secure job as well as an irrigation technician and has worked for the same company since June 2005. It will be easy for me to repay the loan. My husband's income is not listed as part of my income in the application process.

A credit bureau reported the following information about this borrower member on December 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	36
Revolving Credit Balance:	$7,231.00	Public Records On File:	0
Revolving Line Utilization:	87.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I owe $123,256 on my home. I do not have a HELOC. The "zestimate" from zillow.com is $130,000.
What was your delinquency 36 months ago?	Hi, Sorry for the delay in answering your question. I had to research it myself. After reviewing my credit score/history I show that the delinquency from 36 months ago has a "paid" status. If I remember correctly, there was a dispute over some lab work that was done and my medical insurance company was not wanting to pay for it. It was a long "battle" with them. It was in 2006 and I have different insurance now. Thanks.
Please send in your paystubs to lendingclub, will happily contribute to your loan when you do	I will fax them tomorrow. Thanks for any help.
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) Normally 300 loans listed; 430 listed today. Not all 100 percent fund, especially $15-25K. 14-day listing overlaps fundings slowest time 12/23 to 01/02 Holidays. Loans 60 percent plus funded when their time expires automatically eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept partially funded loan? (Advantageous to accept partially funded, lower APR interest loan to pay off portions higher APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list new loan.) Holiday's Best Wishes. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	Hi, I plan on making the monthly payments for the amount owed. I don't mind paying extra each month in order to pay the loan off earlier that 5yrs but as for now it's listed as a 5yr loan. If it's not fully funded for $15k I don't know if I will accept less. I'm able to make all of my minimum payments now but my goal is to pay off several credit cards and have only one payment for them. This will save me time and money. I have already made a plan on how to use the loan money to pay off my debt. I have all of my finances planned out and obtaining the loan for the full amount will afford me the chance to repay my debt and have one payment for it. My goal is to simplify my life. Thanks.
Since you mentioned your husband is employed, would you mind disclosing his income please? Thanks.	My husband works as an irrigation tech and averages approx $400/wk. In the summer months, he earns a bit more. He has worked for the same company since June 2005 and he also has his backflow license. Thanks for any help!

Member Payment Dependent Notes Series 635460

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635460	$10,000	$10,000	9.99%	1.00%	December 23, 2010	December 31, 2013	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635460. Member loan 635460 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,127 / month
Current employer:	Waxie Sanitary Supply	Debt-to-income ratio:	12.01%
Length of employment:	4 years	Location:	COMMERCE CITY, CO

Home town:
Current & past employers:	Waxie Sanitary Supply
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,410.00	Public Records On File:	0
Revolving Line Utilization:	91.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Waxie Sanitary Supply?	Logistics Management for three branches. 55 employees.
So you currently have 17,000 in debt and looking to take on an additional 10,000? How can you justify to potential investors that this is a wise/safe investment?	I have always paid my bills and will continue to do so. My credit history verifies that. I am due year end bonuses that I will use to pay the loan off, but I won't receive them before my wedding expenses are due.

Member Payment Dependent Notes Series 635463

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635463	$1,500	$1,500	12.61%	1.00%	December 23, 2010	December 31, 2015	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635463. Member loan 635463 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	American Express	Debt-to-income ratio:	16.56%
Length of employment:	9 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	American Express
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/17/10 > This loan covers moving expenses for an out of state move.

A credit bureau reported the following information about this borrower member on December 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	2
Revolving Credit Balance:	$11,776.00	Public Records On File:	0
Revolving Line Utilization:	81.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at American Express? What state are you moving to?	Assistant. Moving to CT.
1. Will you be keeping your job with American Express once you move? 2. What are the delinquencies on your file? 3. Can you itemize current monthly expenses and any additional income available to you? 4. Can you list any other assets and liabilities you may have?	Q1. Yes. Q2. My file is current. An error was made in listing an account as past due when it was not. I'm working on getting it cleared from my credit report. Q3. My move will give me savings of $1300 per year in housing and $50 saving in utilities. Q4. Saving and retirement fund.

Member Payment Dependent Notes Series 635496

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635496	$5,000	$5,000	8.88%	1.00%	December 23, 2010	December 31, 2013	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635496. Member loan 635496 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,039 / month
Current employer:	Federal Energy Regulatory Commision	Debt-to-income ratio:	15.27%
Length of employment:	2 years	Location:	Washington, DC

Home town:
Current & past employers:	Federal Energy Regulatory Commision
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/17/10 > I'd like to buy an engagement ring for my girlfriend. I am a expert witness for the Federal Energy Regulatory Commission where I have been for 2 years. I moved to Washington, DC in 2008 after graduating with a Master's Degree in Public Administration.

A credit bureau reported the following information about this borrower member on December 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	22
Revolving Credit Balance:	$2,006.00	Public Records On File:	0
Revolving Line Utilization:	19.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 635502

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635502	$5,000	$5,000	8.88%	1.00%	December 22, 2010	December 31, 2013	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635502. Member loan 635502 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$25,400 / month
Current employer:	Fry's Electronics Inc.	Debt-to-income ratio:	1.63%
Length of employment:	6 years	Location:	ARLINGTON, TX

Home town:
Current & past employers:	Fry's Electronics Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,285.00	Public Records On File:	0
Revolving Line Utilization:	46.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Fry's Electronics Inc.?	The position I have at Fry's is Customer Service Sales Associate, or in other terms Returns.
"Gross Income: $25,400 / month" AND you need to borrow???	On the application should of said 25,400 annually not monthly. Sorry for the mis understanding let me check my application if is everything correct, I remember setting it for annually.
What do you do at Fry's ? Are you going to pay off all your revolving credit balance? Is your income $25/year or $25k/mo. as your profile shows?	At Fry's, my position is Customer Service Sales Associate or Returns. The loan of 5,000 going to use it to pay of credit card debt because the interest rate on the three credit cards are to high. Sorry for the mis understanding, I made sure that my profile should of read annaully income of $25/year not monthly. I wish it was monthly then I won't have this problem thank you for your questions.
Thanks for the income correction. Do you have any other household income?	Household income, including my income too, is around 62,000 annually. Thank you for your questions and if anyone has more questions, please feel free to ask. Thank you again.

Member Payment Dependent Notes Series 635527

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635527	$6,400	$6,400	12.61%	1.00%	December 22, 2010	December 31, 2013	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635527. Member loan 635527 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,650 / month
Current employer:	TABC Toyota	Debt-to-income ratio:	13.42%
Length of employment:	5 years	Location:	Lakewood, CA

Home town:
Current & past employers:	TABC Toyota
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/18/10 > I plan to use the funds on my new business, What makes me a good borrower is that I always pay everything on time, and i want to built a strong relationship for future use. I can afford to make my monthly loan payments, I have a stable job I've been with the company for 5 years now.

A credit bureau reported the following information about this borrower member on December 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,230.00	Public Records On File:	0
Revolving Line Utilization:	38.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at TABC Toyota?	I am a production welder
I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	I need the loan for my new business and i am able to pay it off my quickly, I want to built my relationship and a good refrence with the Lending Club.

Member Payment Dependent Notes Series 635576

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635576	$15,000	$15,000	9.62%	1.00%	December 28, 2010	December 31, 2013	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635576. Member loan 635576 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,420 / month
Current employer:	Edward Rose & Sons	Debt-to-income ratio:	0.00%
Length of employment:	2 years	Location:	Wyoming, MI

Home town:
Current & past employers:	Edward Rose & Sons
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/17/10 > The catch 22 of foreclosures is that in order to obtain conventional financing the property must be in good shape--they hardly ever are. The Lending Club funds will be used to remodel and improve a recently acquired foreclosure. The property was purchased with personal savings for 27k and upon completion of the renovation the home will be refinanced and the Lending Club loan paid in full. I have been at my current job as a resident property manager for 2.5 years with a large and stable company. Part of my compensation includes free housing and utilities. My only expenses are my cell phone and car insurance. The foreclosure I have purchased is a 4 bedroom, 2 full bath brick home in a great rental location with comparable sales of 80k-90k. I will keep this house as an investment.

A credit bureau reported the following information about this borrower member on December 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Where did you work prior to Edward Rose & Sons?	I graduated in May of 2008 with a degree in Communications Rhetoric and joined ER that August and have been with them since.
How quickly (months) do you anticipate paying back this loan?	The loan officer whom I have discussed this with stated that the refinance terms would be available between 6 and 12 months after purchase depending on the product. This time frame is due to seasoning requirements and will allow ample time for the remodel. I anticipate replacing the lender club loan rate of almost 10% as soon as I can access the less expensive terms available in the mortgage markets.

Member Payment Dependent Notes Series 635605

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635605	$12,000	$12,000	9.99%	1.00%	December 27, 2010	December 31, 2013	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635605. Member loan 635605 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,750 / month
Current employer:	XPEM Inc.	Debt-to-income ratio:	9.73%
Length of employment:	< 1 year	Location:	Long Beach, CA

Home town:
Current & past employers:	XPEM Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/17/10 > I've recently moved to take a much better paying job, and have a collection of accounts that I'd like to refinance and consolidate. I'm currently paying about $500 per month toward these balances, but due to the difference in interest rate, I'll be able to pay the balance of this loan off more rapidly, and at a lower monthly payment than my current accounts. As a reference, I have one short-term personal loan for moving expenses that I'm paying $750 per month toward which will be paid in full at the end of this month. Therefore, if this loan is fully funded, I'll have cleared out all of my revolving credit, and have a healthy, four-digit monthly margin to begin building a financial reserve. My new position is with an established, growing company, and after only a few months, I believe I've become an integral part of their continuing success. Therefore, I'd consider my stability to be very high right now. I quite enjoy the job, as well, so I'm not likely to make any moves in the foreseeable future. I welcome your questions, and look forward to doing business with you. Borrower added on 12/23/10 > Update: As anticipated, I've now completed repayment of my short term moving expenses loan.

A credit bureau reported the following information about this borrower member on December 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,007.00	Public Records On File:	0
Revolving Line Utilization:	88.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at XPEM Inc. and where did you work prior to that?	My title is Coldfusion Developer, which is a web programming position. Previously, I was a Software and Automation Engineer at L-3 Electron Devices Division, a defense contractor, for about a year and a half. I took the XPEM position as it is in a more desirable location, is better compensated, has a much shorter commute, and is more applicable to my skill set.
What are monthly living expenses?	The sum of my monthly fixed expenses (and predictable recurring expenses, such as food, gas, etc.) is approximately $4000. I generated that estimate based on the average of October and November of this year, using Mint.com.

Member Payment Dependent Notes Series 635610

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635610	$4,000	$4,000	13.72%	1.00%	December 23, 2010	December 31, 2015	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635610. Member loan 635610 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Riverside Superior Court	Debt-to-income ratio:	21.27%
Length of employment:	3 years	Location:	Moreno Valley, CA

Home town:
Current & past employers:	Riverside Superior Court
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/18/10 > I am trying to pay down some bills and do some home improvement so I really need this loan. Borrower added on 12/20/10 > I really need this loan, please, I need your help. I promise I will pay you back.

A credit bureau reported the following information about this borrower member on December 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	11
Revolving Credit Balance:	$13,824.00	Public Records On File:	0
Revolving Line Utilization:	69.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Riverside Superior Court?	Type your answer here. I process legal documents such as small claims forms, unlawful detainers, judgments, customer service, set court trials, post monies, and type/
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. The total balance on my home loan is $272,000, I am not sure about the current market value, but I pay $957.00 per month.
Can you check your home value on zillow.com?	Type your answer here. I will see. I will let you know what I find out.

Member Payment Dependent Notes Series 635637

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635637	$10,000	$10,000	13.35%	1.00%	December 22, 2010	January 1, 2014	January 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 635637. Member loan 635637 was requested on December 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Under Armour	Debt-to-income ratio:	5.06%
Length of employment:	< 1 year	Location:	Balitimore, MD

Home town:
Current & past employers:	Under Armour
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/21/10 > Hello, I'm requesting this loan for strictly consolidating reasons along with lowering my rates on my credit cards. One lump sum payment for these accounts would be great. • No Delinquent Accounts or Balance • No Delinquencies in the last 6 years, 2 months (74 months) Very Stable management position with my current employer – Under Armour Apparel & Footwear. 5 years of service in the banking field for Portland, Oregon Bank along with 6 years of service in the Footwear & Apparel field for Nike, Inc Headquarters in Beaverton, Oregon. Thank You for considering this Loan.

A credit bureau reported the following information about this borrower member on December 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	74
Revolving Credit Balance:	$6,577.00	Public Records On File:	0
Revolving Line Utilization:	51.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Under Armour and where did you work prior to that?	Started in Footwear Development at Under Armour in Baltimore Oct 2010. 5 years in Banking Industry - Portland, Oregon 6 years Footwear/Apparel Industry - Nike, Inc - Beaverton, Oregon Headquarters
Your credit report is only showing $6.5k in balance, but you're requesting $10k--could you explain the difference? Also what are the balances and interest rates of the loans you are consolidating?	Thank you for the question. These are the balances along with the rates I would like to consolidate: $3885.00 with 27% interest rate $1400.00 with 29.99% interest rate $1900.00 with 27.4% interest rate $3495.00 with 24% interest rate Total: $10,680 As you can see above, the total is a little more than what I'm requesting to borrow and I have no idea why the credit report is showing $6.5k. I'm requesting this loan for strickly consolidating reasons along with lowering my rates. One lump sum payment for these accounts would be great. Thank You for your reply and question.

Member Payment Dependent Notes Series 635662

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635662	$10,000	$10,000	9.99%	1.00%	December 27, 2010	January 4, 2014	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 635662. Member loan 635662 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	Gulf Coast Racing	Debt-to-income ratio:	3.29%
Length of employment:	1 year	Location:	port o connor, TX

Home town:
Current & past employers:	Gulf Coast Racing
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/21/10 > I want to pay off higer interest credit cards and finish a downstairs room on my house.

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,804.00	Public Records On File:	0
Revolving Line Utilization:	10.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Gulf Coast Racing and where did you work prior to that?	I'm the General Manager. I worked for United Tote for 14 years before this.

Member Payment Dependent Notes Series 635715

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635715	$3,500	$3,500	12.98%	1.00%	December 23, 2010	January 3, 2014	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 635715. Member loan 635715 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,717 / month
Current employer:	KPMG LLP	Debt-to-income ratio:	10.96%
Length of employment:	10+ years	Location:	Chelsea, MA

Home town:
Current & past employers:	KPMG LLP
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 19, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1978	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	62	Months Since Last Delinquency:	77
Revolving Credit Balance:	$32,725.00	Public Records On File:	0
Revolving Line Utilization:	77.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 635733

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635733	$9,200	$9,200	12.61%	1.00%	December 23, 2010	January 4, 2014	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 635733. Member loan 635733 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,833 / month
Current employer:	Medtronic, Inc.	Debt-to-income ratio:	15.42%
Length of employment:	2 years	Location:	Fort Atkinson, WI

Home town:
Current & past employers:	Medtronic, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/21/10 > Light at the end of the tunnel plan!

A credit bureau reported the following information about this borrower member on December 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	73
Revolving Credit Balance:	$17,391.00	Public Records On File:	0
Revolving Line Utilization:	63.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	$199,800 balance owed on home and no HELOC. Current market value is $299,000.
What do you do at Medtronic, Inc. and where did you work before that?	I am a medical device sales representative in their pacemaker/defibrillator division. Before Medtronic, I worked for Angiotech as a surgical sales representative covering the state of WI.

Member Payment Dependent Notes Series 635735

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635735	$2,000	$2,000	12.61%	1.00%	December 22, 2010	January 1, 2014	January 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 635735. Member loan 635735 was requested on December 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	City of WIlliamsburg	Debt-to-income ratio:	19.70%
Length of employment:	9 years	Location:	Williamsburg, VA

Home town:
Current & past employers:	City of WIlliamsburg
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,428.00	Public Records On File:	0
Revolving Line Utilization:	89.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1st mortgage is $111,250 2nd is $45,590 2010 property value for real estate tax purposes is $225,400.. market value would be somewhat higher although I don't know what percentage.

Member Payment Dependent Notes Series 635771

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635771	$4,500	$4,500	9.99%	1.00%	December 23, 2010	January 1, 2014	January 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 635771. Member loan 635771 was requested on December 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	n/a	Debt-to-income ratio:	14.46%
Length of employment:	3 years	Location:	Stonewall, LA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/18/10 > I am a single mother of 3 with one on the way. I am also a small business owner. I need a reliable vehicle that has enough room to accommodate my large family. Can use some help at Christmas time!

A credit bureau reported the following information about this borrower member on December 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Nature of your business?	I own a new and used bookstore.
Please specify the make and model of the car you plan on buying if the loan funds	1999 Isuzu Trooper

Member Payment Dependent Notes Series 635885

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635885	$6,000	$6,000	13.35%	1.00%	December 22, 2010	January 1, 2014	January 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 635885. Member loan 635885 was requested on December 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,333 / month
Current employer:	Madison County Engineers	Debt-to-income ratio:	3.95%
Length of employment:	8 years	Location:	London, OH

Home town:
Current & past employers:	Madison County Engineers
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,731.00	Public Records On File:	1
Revolving Line Utilization:	55.00%	Months Since Last Record:	103
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 635908

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635908	$7,500	$7,500	13.72%	1.00%	December 22, 2010	January 1, 2014	January 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 635908. Member loan 635908 was requested on December 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Bank of America	Debt-to-income ratio:	8.39%
Length of employment:	8 years	Location:	Woodland Hills, CA

Home town:
Current & past employers:	Bank of America
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	14
Revolving Credit Balance:	$3,600.00	Public Records On File:	0
Revolving Line Utilization:	22.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	HI, thanks for your question. Our total mortgage is currently $614K and the appraised value of the home is $639K. We just purchased it in April of this year.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 3-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes your loan is 100 percent quickly funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	HI, thanks for the question. I don't expect to take this loan to the full term. I'm expecting that it will paid off by the end of 2011 if not sooner.
Position (brief job summary) with current employer?	I've been with BofA for 8 years primarily focused on mortgage market research such as market share and competitor analysis
You are asking for $7,500 but your revolving credit balance is listed as $3,600. Can you explain the difference?	The difference will be applied to a Prosper loan which has a 26% interest rate and a balance of about $4500
Can you please list the amounts and interest rates of the debts this loan will be applied to?	CapitalOne $275 16.9% BofA $250 29.99% BofA $833 29.99% Household $616 24.00% Chase $700 29.99% Total $2674 Wife CC's $3000 Total $5674 Loan $7500 Diff ($1826) Prosper $4500 25.00% Net Prosper $2674
What was the reason for the delinquency? What will you do different to avoid delinquency in the future?	Thanks for the question. I'm assuming you are referring to the one from April 2009? If so, that was a simple oversight. It was a small balance credit card and I simply overlooked it until it hit 30day DQ. I now setup all of my payments to pay automatically from my checking on or before the required due date. My payment record has been pretty stellar for the past several years otherwise.

Member Payment Dependent Notes Series 635927

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635927	$12,000	$12,000	14.46%	1.00%	December 23, 2010	January 3, 2014	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 635927. Member loan 635927 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,750 / month
Current employer:	Progress Energy	Debt-to-income ratio:	16.03%
Length of employment:	10+ years	Location:	Angier, NC

Home town:
Current & past employers:	Progress Energy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/20/10 > Pay off high interest rate loan and 2 credit cards

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1985	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	45
Revolving Credit Balance:	$10,559.00	Public Records On File:	0
Revolving Line Utilization:	56.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. No. the title to my home is in my husbands name alone. There is a balance of 130,000 owed. There is only one loan and no equity mortgage of any kind.The current market value ot tax assesment is 222,000.
HI, I'm interested in funding your loan, but I have a few questions. 1) How much do you owe on your home? Mortgage HELOC 2) How much is your home worth? Use zillow.com for a free current estimate 3) Since this is a debt consolidation loan, could you please list your debts, interest rates, and the amount you pay every month. For example CC1 $2000 balance, 23.9% APR, $200 per month. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	Type your answer here. $130,000 mortgage. There is no equity loan just the mortgage. The tax assessment is $222,000. Citifinancial - $7000 - 27% interest rate - $226.00 per mth Citibank - $1100 - 29% interest rate - $125.00 per mth Citibank - $3000 - 29% interest rate - $36.00 per mth
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Holiday's Best Wishes. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	Type your answer here.Business Analyst - support budget for Major Projects Group of only capital expenditures. Total budget is around $132M annually. Have been withy my employer 29 yrs. I intend to have this loan paid of in about 16 months or less.
Since you mentioned your husband, does he have an income as well? What will you do to avoid accumulating further debt going forward? Thanks.	My husband is in business for himself . He uses one credit card for his business and pays it off monthly or by job. He does have a separate income from that business. I have paid all my credit card debit with the exception of the two remaining and the personal loan with citifinancial. To avoid accumulating further debit is to not use credit cards. I can live well not having to pay the amount of interest I have been paying along with the payments.

Member Payment Dependent Notes Series 635933

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635933	$6,000	$6,000	5.79%	1.00%	December 27, 2010	January 1, 2014	January 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 635933. Member loan 635933 was requested on December 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,458 / month
Current employer:	Henry Schein	Debt-to-income ratio:	21.52%
Length of employment:	5 years	Location:	NORTH RICHLAND HILLS, TX

Home town:
Current & past employers:	Henry Schein
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,256.00	Public Records On File:	0
Revolving Line Utilization:	28.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, how much are you paying back now? Also, Number of credit card that you are not going to close by this loan. 2. The reasons that you accumulated this debt. 3. Your position at current company 3. Previous work experience 4. Itemized monthly expense 5. Anyone who you need to financially support, for example, your children. 6. Anyone who bring income into your household. Are they in debt? Thank you for answering my questions.	1. This loan will pay off all of my credit card debt. 2. When I was young Bank of America gave me a credit card with a 5k limit and I spent too much to be honest. The high interest rates hurt my payments. 3. At my company I am a team lead, one step down from a manager. I lead a group of about 20 people. This is my third time to move up in the company and I have been there for five years. My previous jobs were at grocery stores when I was in high school. 4. Truck payment 386.93 per month, one year left on a four year note, never missed a payment. My housing and utilities cost my around 800.00 a month. 5. I only support myself. My main goal for this loan is to combine my personal debt, making it easier and cheaper for me to pay off. I have locked my credit cards in a safe an plan on keeping them there until I am debt free. 6. I live with a roommate and he carries no debt. Thank You , Erik Shockey

Member Payment Dependent Notes Series 635958

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635958	$3,600	$3,600	12.23%	1.00%	December 22, 2010	January 1, 2014	January 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 635958. Member loan 635958 was requested on December 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	SiteSafe Inc.	Debt-to-income ratio:	7.32%
Length of employment:	< 1 year	Location:	Andover, MN

Home town:
Current & past employers:	SiteSafe Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/18/10 > Just trying to consolidate my debt on my high interest credit cards into a lower interest loan. Two of my cards jacked the interest as high as they could before the new regulations went into effect. I have a good job now and have been paying at least $1000 to my total debt for months. Ive only been late by a month on 2 cards about 4 or so years ago. Otherwise perfect payment history.

A credit bureau reported the following information about this borrower member on December 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	46
Revolving Credit Balance:	$8,397.00	Public Records On File:	0
Revolving Line Utilization:	52.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, how much are you paying back now? Also, Number of credit card that you are not going to close by this loan. 2. The reasons that you accumulated this debt. 3. Your position at current company 4. Previous work experience 5. Itemized monthly expense 6. Anyone who you need to financially support, for example, your children. 7. Anyone who bring income into your household. Are they in debt? Thank you for answering my questions.	Hey thanks for the questions here are my answers. 1. The loan is for my high interest credit cards. I have About $6k debt left to my name. After this loan only 1 card will remain unpaid-off. 2. The reasons why I accumulated this debt was mainly because of school. Taking online computer tech classes. Some debt was because I was without work for a little while. 3. My position at my company is a EME Technician, I take RF measurements of cellphone antennas around the country, all expenses paid. 4. My previous work experience is comprised mostly of customer service type jobs such as Valet Supervisor, Mission Trip Advisor, Comcast Technician, Pizza In-Store Manager/Delivery Driver, etc. 5. My expenses include: Rent/Utilities = $300, Car Insurance =$40, Cell Phone = $100 (job pays for most of it), Food = $80 at most bc I'm only home 4 days a month right now, job pays for my food while on the road. Car is paid off so think that pretty much sums up my expenses I believe. 6. I dont have any children or even a girlfriend at the moment, hard with this job ha. I do send my cousin $100 a month to support her in India for missions work, thats about all I can think of. 7. No one in my household has debt as far as I know. Thanks for the questions feel free to ask any more and thanks in advance for the help!
A couple of more question about your debt. 1. Your revolving credit is 8.4K, including 6K yo mentioned. What is the rest 2.4k for? 2. Why do not you pay off all credit card? What is the rate of the credit card that you are not paying off? Thank you so much. Please have nice holidays!	Thanks for the question. My recent payments must not be reflected because my current revolving debt is $6.5k. Also some of the revolving debt is from work expenses. I have to pay for everything my self and my job reimburses me on my paycheck. So waiting on around a grand for expenses and I made a grand in payments since my last credit report if that's where your looking. My remainder of debt is sitting at 10%. The cards I'm paying off with this loan are between 25-30% interest rate, criminal if you ask me. Ha. I plan on having all of my debt payed off by my bday in July this coming year. Anymore questions feel free to ask. Thanks again and happy holidays.

Member Payment Dependent Notes Series 635981

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635981	$1,200	$1,200	12.61%	1.00%	December 22, 2010	January 2, 2016	January 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 635981. Member loan 635981 was requested on December 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,794 / month
Current employer:	NYC Department of Education	Debt-to-income ratio:	4.56%
Length of employment:	2 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	NYC Department of Education
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/19/10 > I have been invited to a friends wedding in Ireland which happens to be during my school's winter break. I planned to make a vacation out of it.

A credit bureau reported the following information about this borrower member on December 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	44
Revolving Credit Balance:	$2,134.00	Public Records On File:	0
Revolving Line Utilization:	71.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the NYC Department of Education and where did you work prior to that?	I work as a special education teacher in a 4th grade team teaching classroom. Before that I worked as a substitute teacher (while I was completing my requirements), and as an adjunct instructor for the City University of New York Queensborough.

Member Payment Dependent Notes Series 636073

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636073	$5,000	$5,000	13.35%	1.00%	December 22, 2010	January 2, 2014	January 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636073. Member loan 636073 was requested on December 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	SIEDC	Debt-to-income ratio:	19.08%
Length of employment:	3 years	Location:	Staten Island, NY

Home town:
Current & past employers:	SIEDC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/19/10 > I have never, in the history of having credit, missed a payment or been late on any payments. I have been employed full-time at my current position for over 3 years, and it is a very stable job. My monthly budget is $2,500 and I do not pay rent, so I will have no problem paying off this loan. Thank you for your interest. Borrower added on 12/19/10 > My goal for 2011 is to build up my savings and increase my FICO score, please help me achieve this! I plan to use these funds to pay off high interest rate credit cards and consolidate into one easy monthly payment. I am an excellent borrower, as I pay all my bills on time, and will most likely pay this loan off early.

A credit bureau reported the following information about this borrower member on December 19, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,305.00	Public Records On File:	0
Revolving Line Utilization:	41.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, how much are you paying back now? Also, Number of credit card that you are not going to close by this loan. 2. The reasons that you accumulated this debt. 3. Your position at current company 4. Previous work experience 5. Itemized monthly expense 6. Anyone who you need to financially support, for example, your children. 7. Anyone who bring income into your household. Are they in debt? Thank you for answering my questions.	Thank you for your interest. Here are the answers to your questions: 1. The purpose is to consolidate my higher interest credit cards into one easy, lower-interest payment. I will be using the loan to pay off all outstanding credit card debt, which is roughly $10,000. 2. Much of this debt accumulated from hospital bills and medical expenses from a surgery I had in 2010. 3. Membership/Marketing Director at a local nonprofit; in 2011, my gross monthly salary will increase to $5,000/month. 4. I worked for a real-estate holding company prior to this, and worked in the Courts/at a Business Development Center while attending college full-time. 5. I have barely any monthly expenses, aside from paying down credit card debt, my only expenses are: $80-cellphone bill and a $550-car payment. 6. I have no dependents 7. I currently live at home with my parents; they are not in debt and each bring in their own income.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I am in my early twenties, am single and currently living at home (this wasn't an option in the application), so the title is in my parents name and the questions do not apply. Thank you!

Member Payment Dependent Notes Series 636074

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636074	$15,000	$15,000	8.88%	1.00%	December 27, 2010	January 2, 2014	January 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636074. Member loan 636074 was requested on December 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	SunTrust Bank	Debt-to-income ratio:	13.59%
Length of employment:	5 years	Location:	Sunrise, FL

Home town:
Current & past employers:	SunTrust Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/19/10 > Done in 36Months.Consolidating all debt to pay off sooner.

A credit bureau reported the following information about this borrower member on December 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,043.00	Public Records On File:	0
Revolving Line Utilization:	78.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for SunTrust Bank?	Type your answer here.Assistant Branch Manager
Can you please list all of your current debts, including balances, interest rates, and monthly payments, and say which you will be paying off with this loan?	Chase-1795.00 19.99 apy 100 month SunTrust-5,045 10.99 apy 150 month Discover (from divorce agreement) 8,220 12.99 300 month Discover (from divorce agreement) 2,200 14.99 200 month Will be paying off all cards if loan funds.Anything else left on cards will be paid from savings account.I just want one payment every month and be done with it in 3 years
What is your net monthly income and your $ monthly costs (mortgage, utilities, car, phone/internet/cable, alimony/childcare/tuition costs as applicable)? Thanks for your answer to this Q.	Net income-2700 + 500 month Room i rent out. Mortgage=890 Cable+internet=120 Auto insur=55 cell=70 electric+water=150 no car payment no children
Your credit report lists around $46k in debt, but you only listed around $17k in credit cards. What is the remaining debt from, and what is the interest rate and monthly payment?	Second Mortgage=Equity loan.I included in monthly mortgage payment.

Member Payment Dependent Notes Series 636180

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636180	$7,000	$7,000	9.25%	1.00%	December 23, 2010	January 2, 2014	January 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636180. Member loan 636180 was requested on December 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	City of Fayetteville	Debt-to-income ratio:	14.76%
Length of employment:	4 years	Location:	Hope Mills, NC

Home town:
Current & past employers:	City of Fayetteville
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/19/10 > I plan to use the money to pay off the High Interest Credit Cards. After the new credit card law went into effect, almost all of my credit card rates jumped. My job is very stable since Police Officers are always needed. I just found this website and plan to actually invest upon completion of this loan payoff.

A credit bureau reported the following information about this borrower member on December 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	57
Revolving Credit Balance:	$19,145.00	Public Records On File:	0
Revolving Line Utilization:	46.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the City of Fayetteville?	I am a Police Officer

Member Payment Dependent Notes Series 636189

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636189	$7,000	$7,000	14.09%	1.00%	December 22, 2010	January 2, 2014	January 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636189. Member loan 636189 was requested on December 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,103 / month
Current employer:	seton northwest hospital	Debt-to-income ratio:	13.38%
Length of employment:	4 years	Location:	jarrell, TX

Home town:
Current & past employers:	seton northwest hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/19/10 > Pay off debt Borrower added on 12/19/10 > Pay off debt

A credit bureau reported the following information about this borrower member on December 19, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	20
Revolving Credit Balance:	$13,024.00	Public Records On File:	0
Revolving Line Utilization:	86.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at seton northwest hospital?	My title is Senior Project Coordinator. Here are some of my duties and responsibilities: -Coordinate with hospital and network leadership to design and implement process improvement initiatives. -Lead the Site Accreditation Readiness Team in developing and implementing action plans to achieve organizational goals for meeting accreditation and regulatory compliance. -Perform analysis of various clinical process and outcome measures. -Analyze and produce reports on patient loyalty measures and associate survey responses. -Lead Failure Mode Effect Analysis (FMEA) teams in analyzing and improving multidisciplinary clinical processes involving nursing, pharmacy, imaging, laboratory, and rehab therapy services.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Personal Residence Zillow Value: $83,622 Mortgage: $74,500 Rental Property Zillow Value: ~$155,000 Mortgage: $141,600
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 3-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes your loan is 100 percent quickly funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	(1) My title is Senior Project Coordinator. Here are some of my duties and responsibilities: -Coordinate with hospital and network leadership to design and implement process improvement initiatives. -Lead the Site Accreditation Readiness Team in developing and implementing action plans to achieve organizational goals for meeting accreditation and regulatory compliance. -Perform analysis of various clinical process and outcome measures. -Analyze and produce reports on patient loyalty measures and associate survey responses. -Lead Failure Mode Effect Analysis (FMEA) teams in analyzing and improving multidisciplinary clinical processes involving nursing, pharmacy, imaging, laboratory, and rehab therapy services. (2) My goal is to have this loan paid off within 2.5 years.

Member Payment Dependent Notes Series 636234

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636234	$12,000	$12,000	9.99%	1.00%	December 28, 2010	January 2, 2014	January 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636234. Member loan 636234 was requested on December 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Consilium1	Debt-to-income ratio:	9.25%
Length of employment:	4 years	Location:	St Bernard, OH

Home town:
Current & past employers:	Consilium1
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,250.00	Public Records On File:	1
Revolving Line Utilization:	54.90%	Months Since Last Record:	89
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, how much are you paying back now? Also, Number of credit card that you are not going to close by this loan. 2. The reasons that you accumulated this debt. 3. Public Record File. (Please look at your credit history of this listing.) 4. Your position at current company 5. Previous work experience 6. Itemized monthly expense 7. Anyone who you need to financially support, for example, your children. 8. Anyone who bring income into your household. Are they in debt? Thank you for answering my questions.	Type your answer here. 1. Going to use most of it to pay credit cards/beneficial. 2. Debt was accumulated to pay off mortgage for rental property I own. This was over a year ago. 3. Credit score - around 680. 4. IT Consultant at GE Aircraft Engines 5. Over 10 years in IT. 6. Mortgage - $655. Utilities - $300 Food - $300 Gas - $120 No car payment. 7. Single - no dependent, no alimony, child support. 8, Single - no other person for income/debt.
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	(1) Beneficial $3,600 Rate is 24.00%, (2) Capital One $3,300 Rate is 22.00% (3) Merrick Bank $1,800 Rate is 21.00% (4) Juniper $1,800 Rate is 14.99% Other debt is only about $1,000 and I may not consolidate. Don't need at the current time to accrue any more debt.
There's a 'Public Record' (e.g. bankruptcy) on your credit file about 7.5yr ago. Could you please tell more about that?	Type your answer here I work in the IT field and around 2000-2001, there was a lot of layoffs in that field and I had a period of over a year of being unemployed. This was a way to start over and I have been employed since then and have been doing moderately well financially.

Member Payment Dependent Notes Series 636286

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636286	$4,800	$4,800	13.35%	1.00%	December 28, 2010	January 6, 2014	January 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636286. Member loan 636286 was requested on December 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,174 / month
Current employer:	MGP Fundraising	Debt-to-income ratio:	14.72%
Length of employment:	2 years	Location:	Arlington, TX

Home town:
Current & past employers:	MGP Fundraising
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/23/10 > I plan to pay off a high-interest (22.24%) credit card. I always pay on time and have never defaulted on a loan. I currently pay $200 / month on this card, but the interest eats into a lot of that. As of the first of the year I will be getting a promotion and a raise, so my job is very stable. I have been there for almost 2 years.

A credit bureau reported the following information about this borrower member on December 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2007	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,557.00	Public Records On File:	0
Revolving Line Utilization:	77.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at MGP Fundraising and where did you work prior to that?	I handle the IT at MGP Fundraising-- database management, software development, hardware purchasing recommendations, etc. Prior to that I worked as a freelance web developer for a variety of clients for several years.
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	$3,929.01 @ 22.24% to refinance. I was originally going to consolidate an additional credit card of $2,346.17, but the interest rate is 10.99%. I also have a car loan with $5,400 remaining. A couple of events have occurred that will keep me from accruing new debt. I am no longer supporting a second person. This has allowed me to pay for everything with cash (or debit). Also I will be receiving a raise as of January 1st, which will enable me to finish paying off debt more quickly.

Member Payment Dependent Notes Series 636364

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636364	$10,000	$10,000	9.62%	1.00%	December 24, 2010	January 2, 2014	January 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636364. Member loan 636364 was requested on December 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Ernst and Young LLC	Debt-to-income ratio:	10.59%
Length of employment:	5 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	Ernst and Young LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/19/10 > Currently working as a CPA in NYC. Have a few moving expenses I'd like to pay off and a higher interest rate credit card amount.

A credit bureau reported the following information about this borrower member on December 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	38
Revolving Credit Balance:	$2,716.00	Public Records On File:	0
Revolving Line Utilization:	67.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi Couple of questions: 1. ) Please list all your debts, APRs', outstanding balances, monthly payments for each, durations and please highlight the debt that is going to be paid-off/adjusted with this loan. (Please list all the Open Credit lines) 2.) Please list your take home pay, savings, all your households' expenses including mortage/rent, home-insurance, health-insurance payments, medication expenses & if any tax liens, alimony & child-care expenses? Tx	O/S debt - credit card of $3,000 at 30% apr. Moving expenses of $5k for recent relocation. Take home pay = $80,000. Monthly household expenses (rent + bills) = approx $1,550.
Youmust have a greast rent deal for such low monthly expenses-- rent controlled unit? Could you break down your expenses by catagory please. The question isn't one to be invasive just need to do my due diligence. It is respectfully asked. Thanks, APP	Unfortunately I do not have a deal on rent (although I wish I did!). I actually split my unit with a roommate. Total rent is $3,000/month (1 BR apartment), of which my share is $1450. Cable/utilities are approximately $100/month. I dont really have many other monthly expenses (no car, i.e. no car insurance) except for food. Hope this helps.

Member Payment Dependent Notes Series 636386

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636386	$4,200	$4,200	16.69%	1.00%	December 22, 2010	January 2, 2016	January 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636386. Member loan 636386 was requested on December 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,100 / month
Current employer:	CITY OF BELLEVUE	Debt-to-income ratio:	9.41%
Length of employment:	2 years	Location:	Auburn, WA

Home town:
Current & past employers:	CITY OF BELLEVUE
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 19, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,582.00	Public Records On File:	0
Revolving Line Utilization:	86.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Thank you for your question. Our mortgage balance is approximately $225,000 and the market value is between $280,000 and $300,000 (based on zillow and the most recent appraisal last April).

Member Payment Dependent Notes Series 636399

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636399	$10,000	$10,000	13.72%	1.00%	December 24, 2010	January 3, 2014	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636399. Member loan 636399 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	SPRING HEATING and AC	Debt-to-income ratio:	16.66%
Length of employment:	10+ years	Location:	VAN NUYS, CA

Home town:
Current & past employers:	SPRING HEATING and AC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/21/10 > This money will be used for the home improvement cost of my newly purchased home which was closed escrow last Friday, 12/17/2010. The house is a good buy although it has some TLC needed. I have used my money towards downpayment and closing cost and got short to finance some renovation. My son and i are hoping to make some home improvement before we move-in.

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	36
Revolving Credit Balance:	$2,280.00	Public Records On File:	0
Revolving Line Utilization:	13.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 3-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Holiday's Best Wishes. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	I am the Office Manager/Full charge bookkeeper of the company. I am thinking of settling the loan in full 3years. Thank you and best wishes as well.
What was the cause of the delinquency 36 months ago? and what steps have been taken to avoid a reoccurence of the delinquency?	It was the result of my divorce. My ex husband lost his job and couldn't pay his responsibility which was on my name. I took over the payment to be current.
Why are you making an improvement to a residence in which you rent?	I just bought a house. Escrow closed last Friday. The house needs some TLC.
Have you provided Lending Club with your future address and related contact information? (not asking for you to provide it here, just if you have provided it to Lending Club) Thank you in advance.	Not yet. But definitely would for mailing purposes. ThankS to you as well.

Member Payment Dependent Notes Series 636459

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636459	$2,100	$2,100	14.83%	1.00%	December 22, 2010	January 3, 2014	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636459. Member loan 636459 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:	Kobe Steakhouse	Debt-to-income ratio:	18.75%
Length of employment:	< 1 year	Location:	Tampa, FL

Home town:
Current & past employers:	Kobe Steakhouse
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2007	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,224.00	Public Records On File:	0
Revolving Line Utilization:	85.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 636467

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636467	$8,000	$8,000	9.99%	1.00%	December 27, 2010	January 3, 2014	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636467. Member loan 636467 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	8.60%
Length of employment:	n/a	Location:	Russellville, KY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/20/10 > To consolidate CC payments

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1977	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,522.00	Public Records On File:	1
Revolving Line Utilization:	58.20%	Months Since Last Record:	114
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1) NO Mortgage 2) My name ONLY 3) No HELOC 4) House and 5 acres land $100,000 5) Retired from 31 year career in Florida, moved to family roots here in KY 7 years ago. Bought this property before I moved here. Thank you for your consideration, and Merry Christmas..... Joe
Can you explain the public record? Thanks.	Lost my shirt in the market crash of the late 90's, and was not able to recover. Have restablished excellent credit over the last ten years, with NEVER a late payment. Thank you for your consideration, and Merry Christmas.....Joe

Member Payment Dependent Notes Series 636571

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636571	$4,200	$4,200	13.72%	1.00%	December 22, 2010	January 3, 2014	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636571. Member loan 636571 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,583 / month
Current employer:	Delta Zeta National Housing Organization	Debt-to-income ratio:	21.41%
Length of employment:	< 1 year	Location:	Springfield, MO

Home town:
Current & past employers:	Delta Zeta National Housing Organization
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/20/10 > i am hoping to pay off my Bank of America account and pay to zero the American Express Account. The new loan will allow me to do that while only having the equivalent of one account payment. The interest rate is also much better than the Bank of America account. As my last child has just left the nest, my financial situation is getting better every day. This will help

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	24
Revolving Credit Balance:	$3,118.00	Public Records On File:	0
Revolving Line Utilization:	94.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My mortgage balance is approx $73,000. My home appraised for $95,000 a couple years ago and many improvements have been made, since the appraisal. I make bi-weekly payments and continue to pay extra toward the principal each month.
What do you do at Delta Zeta National Housing Organization and where did you work prior to that?	At the Delta Zeta Sorority House, I prepare meals for 50 sorority girls, both lunch and dinner each day, monday thru Friday. I developed cleaning schedules for the kitchen area and equipment, while operating the kitchen on my own. I prepare menus a month in advance, order and maintain an inventory as needed and follow the guidlines of the annual budget. Prior to my new job with Delta Zeta, I managed George's Steak House. After 6 years of service there, while NEVER missing a day or being tardy, I gave a 3 month notice. I am attending Ozarks Technical College with a 4.0 GPA to obtain my Business Technology Certificate. I changed jobs for the stable schedule to enable me to continue my education.

Member Payment Dependent Notes Series 636590

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636590	$3,000	$3,000	12.23%	1.00%	December 23, 2010	January 3, 2014	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636590. Member loan 636590 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Hollow Creek Golf Club	Debt-to-income ratio:	18.26%
Length of employment:	7 years	Location:	frederick, MD

Home town:
Current & past employers:	Hollow Creek Golf Club
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	29	Months Since Last Delinquency:	9
Revolving Credit Balance:	$1,343.00	Public Records On File:	0
Revolving Line Utilization:	23.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Hollow Creek Golf Club?	I am the Head Golf Professional
What is the reason for the delinquency 9 months ago? What steps are you taking to prevent a recurence?	I got mono and was unable to work. Been healthy ever since

Member Payment Dependent Notes Series 636676

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636676	$6,000	$6,000	5.79%	1.00%	December 23, 2010	January 3, 2014	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636676. Member loan 636676 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	Town of Cheektowaga	Debt-to-income ratio:	1.37%
Length of employment:	6 years	Location:	Cheektowaga, NY

Home town:
Current & past employers:	Town of Cheektowaga
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/20/10 > 2000 ford f 250 4x4 superduty used truck Borrower added on 12/21/10 > The annual salary amount is a mistake. the correct amount is $51,000 a year. Thanks

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,926.00	Public Records On File:	0
Revolving Line Utilization:	11.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Town of Cheektowaga?	Police Officer
Is the $51,000 gross monthly income a typo?	I earn 51,000 a year
Do you really earn over $600k per year, because if you don't it throws off the DTI and other ratios and will make it hard for you to get funded. If you meant $51,000 per year, you should correct it.	51,000 a year

Member Payment Dependent Notes Series 636696

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636696	$12,000	$12,000	14.46%	1.00%	December 27, 2010	January 5, 2014	January 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636696. Member loan 636696 was requested on December 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	AT&T Mobility	Debt-to-income ratio:	17.54%
Length of employment:	3 years	Location:	Sarasota, FL

Home town:
Current & past employers:	AT&T Mobility
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,212.00	Public Records On File:	0
Revolving Line Utilization:	82.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Bank of America Platinum VISA $7655.09 $218 minimum monthly payment $280 to pay off in 36 months Bank of America MLB Mastercard $4764.60 $161 minimum monthly payment $226 to pay off in 36 months
Please list the APR's your paying on the above 2 credit cards	Bank of America Platinum VISA 22.99% APR Bank of America MLB Mastercard 23.74% APR

Member Payment Dependent Notes Series 636710

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636710	$7,750	$7,750	9.99%	1.00%	December 24, 2010	January 3, 2014	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636710. Member loan 636710 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Walgreens	Debt-to-income ratio:	18.70%
Length of employment:	2 years	Location:	Lynchburg, VA

Home town:
Current & past employers:	Walgreens
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/20/10 > I will be using part of the funds to pay off some higher interst credit cards / medical bills so I can cancel those accounts. I also will use the rest to help finish my basement so we can rent it out for the time being, and increase the value of our home in the long run.

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,562.00	Public Records On File:	0
Revolving Line Utilization:	36.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Walgreens and where did you work prior to that?	I am Assistant Manager at Walgreens. Before that I was in sales and management with The Mattress King. I also worked with CVS for 5 years and was promoted to Shift Supervisor.

Member Payment Dependent Notes Series 636740

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636740	$10,000	$10,000	14.83%	1.00%	December 23, 2010	January 3, 2014	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636740. Member loan 636740 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,554 / month
Current employer:	JBT Marketing	Debt-to-income ratio:	23.07%
Length of employment:	7 years	Location:	chandler, TX

Home town:
Current & past employers:	JBT Marketing
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,780.00	Public Records On File:	1
Revolving Line Utilization:	85.40%	Months Since Last Record:	104
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I refinanced my home last year to lower interest rates so I am not interested in refinancing at this time. I do not owe HELOC. I do have a Lexus SUV I could use as collateral if needed. Thanks for your interest.
What is JBT Marketing and what do you do there?	It is my employer. We raise funds for Volunteer Fire Departments around East Texas. I am always #1 so my job is great!

Member Payment Dependent Notes Series 636927

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636927	$6,000	$6,000	10.36%	1.00%	December 23, 2010	January 3, 2014	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636927. Member loan 636927 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Moody's	Debt-to-income ratio:	19.44%
Length of employment:	< 1 year	Location:	Tenafly, NJ

Home town:
Current & past employers:	Moody's
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/20/10 > I plan to use the funds to refinance some of my credit card debt. I live at home and have very low expenses. I am currently paying of my debt at a fast pace and want to continue to do so with the help of the Lending Club. Borrower added on 12/21/10 > 30 percent already! Thank you investors! For others curious about my finances. I have a student loan that is 240 a month and with this credit card refinance. I will have 250 a month for the other credit card (being paid down) and thats it! Please help me pay off the credit card send me any questions you have. Borrower added on 12/21/10 > 79% Almost there! Thanks so much my current 53 investors.

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,420.00	Public Records On File:	0
Revolving Line Utilization:	74.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 636930

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636930	$2,000	$2,000	6.54%	1.00%	December 23, 2010	January 3, 2014	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636930. Member loan 636930 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,200 / month
Current employer:	dr. behravan	Debt-to-income ratio:	20.41%
Length of employment:	2 years	Location:	san leandro, CA

Home town:
Current & past employers:	dr. behravan
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	81
Revolving Credit Balance:	$4,087.00	Public Records On File:	0
Revolving Line Utilization:	36.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at dr. behravan, and where did you work prior to that?	I am a medical assistant/trainer/surgeryscheduler. I wear alot of hats there. I'm responsible for training all externships as well as scheduling all procedures and the usual reception and assisting the dr in procedures and all his needs. I have worked for the dr for 2.5 years. Before that I worked with home loans but due to the economy I went back to school to get trained in the medical field.

Member Payment Dependent Notes Series 636935

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636935	$10,000	$10,000	13.35%	1.00%	December 28, 2010	January 3, 2014	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636935. Member loan 636935 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Vaultronics, LLC	Debt-to-income ratio:	12.47%
Length of employment:	1 year	Location:	Allen, TX

Home town:
Current & past employers:	Vaultronics, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/20/10 > I am trying to get a loan to help pay for my wedding with my girlfriend of 7 years. We currently have help paying for the reception venue, but need help paying for the rest. This money will go toward paying for a dress, caterer, a cake, flowers and all the other things that make a wedding memorable. As far as the budget is concerned, we are going to try to keep everything under $7,000, to allow for any unexpected expenses and use the rest to relocate into a new apartment together. We have a general idea of how much money we would like to allocate and have already began contacting businesses for estimates. We are very confident that our combined incomes will allow us to pay off "our" loan as soon as possible. I am a web / software developer and have been with my current company for over a year. I have two and a half years of professional experience and love what I do. My girlfriend will be graduating this May with a doctorate in pharmacy. She is currently a full time student and won't know where she will start her residency until mid-March. We are both confident she will find a residency program that will get her career off to a great start. I graduated in 2008 with a degree in Computer Science. I have been able to keep up with my student loans and credit card debit I have acquired in school. I have been responsible and have made it a goal to pay off as much of my debt as soon as possible. I am a good borrower because I have demonstrated financial responsibility and will continue to do so. Thanks for taking the time to consider our goals and helping us get one step closer to our life together.

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,389.00	Public Records On File:	0
Revolving Line Utilization:	40.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 637035

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637035	$10,000	$10,000	15.95%	1.00%	December 27, 2010	January 4, 2016	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637035. Member loan 637035 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	US POSTAL SERVICE	Debt-to-income ratio:	15.31%
Length of employment:	3 years	Location:	NEBO, NC

Home town:
Current & past employers:	US POSTAL SERVICE
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/21/10 > This loan will be used to consolidate my current debt into one payment each month. It will save me at least $250.00 a month. You can be confident that I will loyally pay each month until this loan is payed off. I work for the US Postal Service and my budget easily allows me to make this payment.

A credit bureau reported the following information about this borrower member on December 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	51
Revolving Credit Balance:	$2,055.00	Public Records On File:	0
Revolving Line Utilization:	31.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the US POSTAL SERVICE?	I am a city carrier. Thank you for the question.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. My mortgage loan is a little over $72,000. 2. The house appraised for $91,000 about 4 months ago. Thank you for the question.
Could you please list the balances and the interest rate of the loans you are planning to pay off? Your revolving balance is $2k, but you are requesting $10k. Could you please tell us more about the delinquency 51months ago?	What I am going to do is pay down my car loan so that I can sell it and also pay off my credit cards. Of course, I will need some left over to be a really cheap used car for work. As far as the delinquency 51 months ago, I lost my job at the same time as my wife's health declining to the point where she could no longer work. She now gets disability and as mentioned in my profile, I found a secure job with the Postal Service. I appreciate your question and your interest in funding my loan.
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Holiday's Best Wishes. Lender 505570 Screen ID U:S.MARINE.CORPS.RETIRED Va Bch Va	I expect it to be the full 5 years; however, it circumstances permitted, it may be 4 - 5 years.

Member Payment Dependent Notes Series 637086

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637086	$5,750	$5,750	9.99%	1.00%	December 28, 2010	January 4, 2016	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637086. Member loan 637086 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Local 501 Plumbers, Pipefitters	Debt-to-income ratio:	15.34%
Length of employment:	< 1 year	Location:	Joliet, IL

Home town:
Current & past employers:	Local 501 Plumbers, Pipefitters
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,562.00	Public Records On File:	0
Revolving Line Utilization:	43.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Local 501 Plumbers, Pipefitters and where did you work prior to that?	I am a specized pipe welder for 10 years with them and a pipe welder for a total of 25 years in the construction field.
Please give us details about the truck you are going for and what it will be used for. Thank you!	The truck is a f250 ford deisel 4x4 to be used to carry equiptment and personal gear to job sites. The deisel and 4x4 are important to get to some job sites reliably.
So, for clarification, please explain your length of employment with your current employer stated as less than 1 year, but you say you've been with them 10 years. Thank you!	I am union. The union gets me jobs with various contractors in my local area in the construction field. When the job is complete I move on to the next project sometimes with the same contractor. I have been making 80k to 110k for the last 10 years.

Member Payment Dependent Notes Series 637126

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637126	$4,000	$4,000	13.72%	1.00%	December 23, 2010	January 4, 2014	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637126. Member loan 637126 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Military Personnel Services Corp	Debt-to-income ratio:	16.83%
Length of employment:	3 years	Location:	VERNON ROCKVILLE, CT

Home town:
Current & past employers:	Military Personnel Services Corp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/10 > Half of this loan is for an engagement ring for my girlfriend and the balance will be for a few expenses to get me through the next couple months before deploying to Afghanistan, where I will be making more money tax free. I currently work for the Army as a civilian and I am an enlisted soldier.

A credit bureau reported the following information about this borrower member on December 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	13	Months Since Last Delinquency:	8
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Military Personnel Services Corp?	I am contracted through the Massachusetts Army National Guard and work as a training NCO for their Recruit Sustainment Program.
Explain the 3 delinquencies in the last eight months. Thank You	Not sure of what delinquency is referring to in this case... I can only assume it is a late payment. Earlier in the year I was away for 5 months of training and there may have been some miscommunication on a few payments. I know that I have never defaulted on any type of loan and as of now I do not owe any money to anyone except for my vehicle, which will be paid off in the next few months. The only expenses I have are the basics for cost of living... rent, phone, auto insurance, etc. I'm not sure if this is the answer you were looking for.

Member Payment Dependent Notes Series 637154

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637154	$7,000	$7,000	14.83%	1.00%	December 24, 2010	January 4, 2016	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637154. Member loan 637154 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,521 / month
Current employer:	U.S. Postal Service	Debt-to-income ratio:	11.06%
Length of employment:	10+ years	Location:	White Plains, NY

Home town:
Current & past employers:	U.S. Postal Service
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,627.00	Public Records On File:	0
Revolving Line Utilization:	36.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. 1. $284,000 2. $315,000
What is the home improvement you are making?	Type your answer here. Install energy effecient windows and financing of a new furnace.
What do you do for the U.S. Postal Service?	Type your answer here. I transport the mail from the plant to local Post Offices.
I'm inclined to invest in your loan but first want to know what your plans are for the $11K in revolving debt your credit report says you are carrying?	Type your answer here. I'm planning to pay them off in a timely fashion as soon as I start working part time as a real estate agent.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. 1. $284,000 2. $315,000
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. 1. Yes I do. 2. $284,000 3. $315,000

Member Payment Dependent Notes Series 637162

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637162	$4,800	$4,800	6.54%	1.00%	December 23, 2010	January 4, 2014	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637162. Member loan 637162 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Scholastic Publishing	Debt-to-income ratio:	5.08%
Length of employment:	4 years	Location:	Astoria, NY

Home town:
Current & past employers:	Scholastic Publishing
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/21/10 > Credit card payment consolidation

A credit bureau reported the following information about this borrower member on December 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,047.00	Public Records On File:	0
Revolving Line Utilization:	24.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Scholastic Publishing?	I work in digital marketing, which involves coding and production of e-communication materials for the company's internal business units.

Member Payment Dependent Notes Series 637267

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637267	$7,000	$7,000	9.62%	1.00%	December 24, 2010	January 4, 2014	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637267. Member loan 637267 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Red Ventures	Debt-to-income ratio:	13.40%
Length of employment:	2 years	Location:	CHARLOTTE, NC

Home town:
Current & past employers:	Red Ventures
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/21/10 > I am an IT professional (computer programmer), looking to eliminate a few high-rate credit card bills. I am well-paid, and am simply borrowing to transfer the money currently spent on some older 25%+ cards to a single consolidated loan, and this service appears to have a fantastic and unique formula of connecting interested private investors with able loan-seekers.

A credit bureau reported the following information about this borrower member on December 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,077.00	Public Records On File:	0
Revolving Line Utilization:	84.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Where did you work prior to Red Ventures?	I was a Network Security Engineer for the University of Kentucky.

Member Payment Dependent Notes Series 637278

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637278	$8,500	$8,500	12.61%	1.00%	December 24, 2010	January 4, 2014	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637278. Member loan 637278 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	St. Francis Hospital	Debt-to-income ratio:	18.38%
Length of employment:	3 years	Location:	Poughkeepsie, NY

Home town:
Current & past employers:	St. Francis Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/21/10 > Unsure what was delinquent and am trying to consolidate my debt

A credit bureau reported the following information about this borrower member on December 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	25
Revolving Credit Balance:	$6,420.00	Public Records On File:	0
Revolving Line Utilization:	30.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at St. Francis Hospital?	Nutrition Clerk, assessing and meeting dietary needs of patients through direct patient contact and requirements set but md orders

Member Payment Dependent Notes Series 637323

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637323	$7,000	$7,000	9.25%	1.00%	December 27, 2010	January 4, 2014	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637323. Member loan 637323 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	n/a	Debt-to-income ratio:	4.33%
Length of employment:	3 years	Location:	homosassa, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,109.00	Public Records On File:	0
Revolving Line Utilization:	32.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 637408

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637408	$8,000	$8,000	12.23%	1.00%	December 24, 2010	January 4, 2014	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637408. Member loan 637408 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,083 / month
Current employer:	Airtight Design	Debt-to-income ratio:	23.08%
Length of employment:	1 year	Location:	Griffin, GA

Home town:
Current & past employers:	Airtight Design
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,433.00	Public Records On File:	0
Revolving Line Utilization:	76.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your loan is in competition with many others for funding. You will attract more interest by telling us a litlle more about your situation. Perhaps you could answer these questions: (1) What your position with your employeer? (2) Are you the sole earner in the household? (3) Please detail which loans, APRs and current monthly payments you intend to repay. (4) How much do you save each month? Thank you so much!	I am a web application developer. I would like to consolidate my existing credit card debt into one payment at a lower rate. Right now I'm paying around $150 / month in interest alone on the cards. If I get the loan I'm going to use it to pay off the two cards I have with the highest rates - Bank of America Power Rewards Card (Bal: $4500) & a Citibank Credit Card (Bal: $3100). I just recently started saving money each month. For November I was able to save $1100 and I was able to pay off $800 in credit card debt. I live with parents at the moment - I'm going to be closing on my first home hopefully some time this month or January. Once that happens I will be the sole earner in my household.

Member Payment Dependent Notes Series 637432

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637432	$10,925	$10,925	15.95%	1.00%	December 28, 2010	January 4, 2016	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637432. Member loan 637432 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	SIS	Debt-to-income ratio:	5.61%
Length of employment:	3 years	Location:	Snoqualmie, WA

Home town:
Current & past employers:	SIS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,212.00	Public Records On File:	0
Revolving Line Utilization:	30.19%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I just closed 2 weeks ago so the total balance is $567,500. The current market value was appraised at $599,000
What is SIS? What do you do there? What is the nature of the medical expenses you have incurred?	Surgical Information Systems; I sell operating room software. I needed to undergo a particular medical procedure that was not covered through my employer's insurance plan.
What is the purpose of the loan? If it is for medical expenses, are they complete or will they be ongoing?	Medical Expenses and they are complete.
Are they included in your revolving credit balance of $25K or is it on top of that amount?	On top of that amount. The revolving credit balance is mostly work expenses that are covered by my company
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Holiday's Best Wishes. Lender: 505570 Screen ID: U S Marine Corps Retired Va Bch, Va	Less than 1 year
Do you plan on carrying the loan for the full 60 months, or pay off early? If early, what is your best guess? 12 mo, 24 mo, 36 mo, 48 mo.	12 months
explain 5 inquiries in past 6 months ? The revolving credit balance is mostly work expenses that are covered by my company.? Generally this is covered by company using corporate CC. Why are u using personal CC what kind of procedure is this which is not covered by medical insurance. Is it cosmetic in nature ?	I just bought a new home after looking for 1.5 years (we shopped our new home loan to 3 lenders, who also looked at refinancing my other property (condo). Before buying this new house we put 4 different offers on 4 different houses, using 3 different lenders. We also recently financed some furniture through Macys. I have a corporate credit card (AmEx) but have always used my personal credit card for various reasons. The procedure does not need to be shared (for personal reasons), was not cosmetic in nature and is not covered by most insurance companies (including mine or my wife's). I am to be receiving a check on Friday for $38,000 which will put me well over $200,000 on the year, not to mention my wife's $45,000 annual salary. We just obtained a very good loan on our now, second property, and we have made extremely good money for the past several years; I don't understand why it is seemingly harder to now secure a loan for $10k, than it was to get a $567k loan. At the end of the day, this 10k is going to be paid off right away anyway.

Member Payment Dependent Notes Series 637447

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637447	$6,000	$6,000	5.42%	1.00%	December 27, 2010	January 4, 2014	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637447. Member loan 637447 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,167 / month
Current employer:	hudson county coprrectional center	Debt-to-income ratio:	7.66%
Length of employment:	10+ years	Location:	jersey city , NJ

Home town:
Current & past employers:	hudson county coprrectional center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/21/10 > personal loan Borrower added on 12/21/10 > personal loan Borrower added on 12/21/10 > personal loan for home inprovement to vacation home home Borrower added on 12/21/10 > improvement loan

A credit bureau reported the following information about this borrower member on December 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,389.00	Public Records On File:	0
Revolving Line Utilization:	7.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 637461

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637461	$7,000	$7,000	9.99%	1.00%	December 27, 2010	January 4, 2014	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637461. Member loan 637461 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,750 / month
Current employer:	St. Lukes Episcopal Hospital	Debt-to-income ratio:	4.40%
Length of employment:	4 years	Location:	SPRING, TX

Home town:
Current & past employers:	St. Lukes Episcopal Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/21/10 > Engagement Ring

A credit bureau reported the following information about this borrower member on December 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	55
Revolving Credit Balance:	$10,686.00	Public Records On File:	0
Revolving Line Utilization:	39.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 3-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Holiday's Best Wishes. Lender 505570 Screen ID U:S.MARINE.CORPS.RETIRED Va Bch Va	Thanks for the question. The 3 year term was the shortest length of time that was offered to me. I am a RN for over 4 years now am currently looking to get engaged in less than 30 days. Loan will be paid of in less than a year.

Member Payment Dependent Notes Series 637535

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637535	$4,000	$4,000	13.35%	1.00%	December 24, 2010	January 4, 2016	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637535. Member loan 637535 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Stryker Tams and Dill	Debt-to-income ratio:	19.32%
Length of employment:	< 1 year	Location:	NEW MILFORD, NJ

Home town:
Current & past employers:	Stryker Tams and Dill
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/10 > I'm applying for this loan to get rid of my credit card debt and to also make my money not so tight every month.

A credit bureau reported the following information about this borrower member on December 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,276.00	Public Records On File:	0
Revolving Line Utilization:	62.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is employer Stryker, Tams and Dill? a-n-d your position (brief job summary)? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Holiday's Best Wishes. Lender 505570 Screen ID U:S.MARINE.CORPS.RETIRED Va Bch Va	1) Stryker Tams and Dill is a Law Firm in Newark New Jersey. I am a receptionist here (answer phones, schedule conference rooms, input lawyers notes) 2) I will be paying off the loan in the 4-5 years time frame. Happy Holidays!
What is the APR that you are currently paying on your balance?	I have 3 cards that i pay 24.99% on. The other two are between 16-18%
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	these are the cards I plan to pay off with this loan. Sleepy Account - $400 - apr 26.99% Orchard Bank Card - $675.00 - apr 20.90% Sears Account - $2,463.35 - apr 23.24% I also have a discover card that has 1680 with a apr of 14.99% and a target card that has 1700 on it with a apr of 22.90.

Member Payment Dependent Notes Series 637616

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637616	$3,500	$3,500	8.88%	1.00%	December 27, 2010	January 4, 2014	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637616. Member loan 637616 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Montefiore Medical Center	Debt-to-income ratio:	4.19%
Length of employment:	< 1 year	Location:	New York, NY

Home town:
Current & past employers:	Montefiore Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1982	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 637843

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637843	$7,000	$7,000	14.09%	1.00%	December 24, 2010	January 5, 2014	January 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637843. Member loan 637843 was requested on December 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Loman Subaru	Debt-to-income ratio:	15.18%
Length of employment:	1 year	Location:	Newton, NJ

Home town:
Current & past employers:	Loman Subaru
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2007	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,740.00	Public Records On File:	0
Revolving Line Utilization:	22.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.Yes how are you? we have had are home for a year and we owe about $157,000 and the market value is $ 210,000. If there is anything else i can answer please let me know.
what kind of home improvement are you looking to do ? What other personal/ credit card debts do you currently own ? Your monthly budget. Please itemize Can you verify your income by contacting lending club. Tell them you want to verify and they will ask you to submit paperwork . Increases chances of funding very quickly	Type your answer here.replacing my furnace is the major home improvement so we can have heat and a few other home problems . We have about $2000 total in credit card debt. As for the paper work , thats gonna have to wait til monday. Thanks

Member Payment Dependent Notes Series 638117

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638117	$5,000	$5,000	9.99%	1.00%	December 27, 2010	January 5, 2014	January 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638117. Member loan 638117 was requested on December 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	Morton Grove School District 70	Debt-to-income ratio:	12.54%
Length of employment:	2 years	Location:	RoundLake, IL

Home town:
Current & past employers:	Morton Grove School District 70
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/10 > To purchase a 1968 Cougar

A credit bureau reported the following information about this borrower member on December 22, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,197.00	Public Records On File:	0
Revolving Line Utilization:	8.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Morton Grove School District 70 and where did you work prior to that?	Assistant Principal,tben in North Chicago School District 187 for 6 years as a teacher.

Member Payment Dependent Notes Series 638163

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638163	$10,000	$10,000	16.69%	1.00%	December 28, 2010	January 6, 2016	January 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638163. Member loan 638163 was requested on December 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Salvation Army ARC	Debt-to-income ratio:	23.39%
Length of employment:	6 years	Location:	Kyle, TX

Home town:
Current & past employers:	Salvation Army ARC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/23/10 > Plan to use funds to consolidate into one monthly payment with a lower intrest rate. This will also enable me to pay off much more quickly. Borrower added on 12/23/10 > My goal is to be debt free (excluding mortgage and car) in under 5 years. This looks to be an excellent way to achieve this goal. I have stable employment with a very stable non profit company. I am a good borrower that makes all payments on time. Borrower added on 12/23/10 > I have a goal to become debt free in under 5 years ( excluding mortgage) and this appears to be a great program to achieve mymgoal. I have a stable long term job with a large non profit organization. i am a good borrower who pays all of my bills on time every month.

A credit bureau reported the following information about this borrower member on December 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,959.00	Public Records On File:	0
Revolving Line Utilization:	69.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at the Salvation Army ARC?	I am the food service director and manager.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I have had a realtor value my home at 121000.00. I owe a bit more than that. right at 114000.00.
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Holiday's Best Wishes. Lender 505570 Screen ID U S Marine Corps Retired Va Bch, Va	I would like to realistically like to shoot for 3 to 4 years to pay off loan. Best wishes to you and your family. Have a great holiday season.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	The following debts will be paid: HSBC - 3287.00 19.9% APR / Pay 92.00 a month Tidewater - 1427.00 21% APR / Pay 112.00 a month John Deere - 2605.00 - 18.25% APR / Pay 90.00 a month Dell - 1990.00 - 27% APR / Pay 60.00 a month Once paid off, I will be closing these accounts except for the Dell account. Thank you for your consideration.

Member Payment Dependent Notes Series 638166

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638166	$3,000	$3,000	14.83%	1.00%	December 27, 2010	January 6, 2016	January 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638166. Member loan 638166 was requested on December 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	EmblemHealth	Debt-to-income ratio:	14.09%
Length of employment:	4 years	Location:	WYANDANCH, NY

Home town:
Current & past employers:	EmblemHealth
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/23/10 > I Was recently told I'll have to move within the next 2-3 weeks. This is all the advanced notice I received. This loan will be used for costs related to the move (security deposit, broker fees etc). I am financially stable save for this emergency and I am employed permanently. My job is stable and I have been there for close to 5 years.

A credit bureau reported the following information about this borrower member on December 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	57
Revolving Credit Balance:	$4,843.00	Public Records On File:	0
Revolving Line Utilization:	36.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at EmblemHealth?	Data Analyst. Using systems like Access, Crystal Reports and SAS I provide rates and other data as requested. Teams throughout the company use that data to support initiatives to drive decisions and improve the quality of healthcare for the plan's enrollees.

Member Payment Dependent Notes Series 638309

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638309	$6,000	$6,000	5.42%	1.00%	December 28, 2010	January 6, 2014	January 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638309. Member loan 638309 was requested on December 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	altona correctional	Debt-to-income ratio:	8.07%
Length of employment:	6 years	Location:	plattsburgh, NY

Home town:
Current & past employers:	altona correctional
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/24/10 > this loan is for a used car for myself null

A credit bureau reported the following information about this borrower member on December 23, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,139.00	Public Records On File:	0
Revolving Line Utilization:	7.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at altona correctional?	Type your answer here. cook

Member Payment Dependent Notes Series 638430

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638430	$9,000	$9,000	9.62%	1.00%	December 28, 2010	January 6, 2014	January 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638430. Member loan 638430 was requested on December 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Martin Limestone Inc	Debt-to-income ratio:	6.16%
Length of employment:	10+ years	Location:	Christiana, PA

Home town:
Current & past employers:	Martin Limestone Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,757.00	Public Records On File:	0
Revolving Line Utilization:	62.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please add a loan description in your loan profile. You can do this by contacting Lending Club to find out how. In your description please add the following information: 1. The purpose of the loan 2. Please list the cards, their balances, and interest rates that you are paying off with this loan. 3. What do you do at the Martin Limestone company? 4. What is the one credit inquiry in the last 6 months for? 5. Your revolving credit balance is $18K, what is the other $9K of debt from? Thank you for understanding that answering these questions helps investors make better informed decisions about investing.	Type your answer here.!. pay off high interest cards 2.USAirways Mastercard--$5106--16.99%---Discover Card $1700--int ?( 15-16% ?)Other card Mastercard 3060.00 9.9% 3.Run frontend loader 4. Don't recall 5.Not sure what this refering to ,I do have a Home Equity of aprox 17000.00 at 4.25% just a side note ,My wife & I have made a committment no more credit card usage!!
Hello, I understand your desire to consolidate existing debt -- has anything occurred to avoid accruing new debt?	Type your answer here. The constant monthly paying on credit cards, we made a committment to use only debit and cash, and also too scale back on impulsive spending
Thank you, I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	Type your answer here.Thank-You for your confidance in us ,

Member Payment Dependent Notes Series 638468

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638468	$8,000	$8,000	14.46%	1.00%	December 28, 2010	January 6, 2016	January 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638468. Member loan 638468 was requested on December 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,083 / month
Current employer:	Sorenson transportation	Debt-to-income ratio:	17.95%
Length of employment:	6 years	Location:	Centralia, WA

Home town:
Current & past employers:	Sorenson transportation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/23/10 > I plan on paying off higher intrest credit cards with this loan.

A credit bureau reported the following information about this borrower member on December 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,945.00	Public Records On File:	0
Revolving Line Utilization:	56.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Sorenson transportation?	I'm a Driver with a weekly dedicated route. I've been with them for 6 years with no layoff periods.

Member Payment Dependent Notes Series 638494

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638494	$12,000	$12,000	5.79%	1.00%	December 28, 2010	January 6, 2014	January 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638494. Member loan 638494 was requested on December 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Adelyte Company	Debt-to-income ratio:	23.52%
Length of employment:	5 years	Location:	College Station, TX

Home town:
Current & past employers:	Adelyte Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/15/10 > This loan will refinance an existing loan that has a nearly identical balance, payment, and term. The payments toward this loan are already part of my personal budget, and I am not netting additional debt. At the beginning of the year, I borrowed $15,000 from a friend and agreed to make monthly payments of at least $300 to him. I have made 10 payments of $350 to date. Unfortunately, my friend has incurred unexpected expenses and could use the money back. I offered to get a loan elsewhere and pay him back in full.

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,214.00	Public Records On File:	0
Revolving Line Utilization:	7.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 638505

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638505	$10,000	$10,000	13.72%	1.00%	December 28, 2010	January 6, 2016	January 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638505. Member loan 638505 was requested on December 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	NYSDOT	Debt-to-income ratio:	24.72%
Length of employment:	10+ years	Location:	West Seneca, NY

Home town:
Current & past employers:	NYSDOT
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$88,408.00	Public Records On File:	0
Revolving Line Utilization:	63.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for NYSDOT?	I am the regional special haul permits engineer .
Can you tell us about the revolving credit balance of $88K ? Any other household income not listed above?	I have 39k on credit cards. The rest must be 49k home equity line of credit with wells fargob.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Holiday's Best Wishes. Lender 505570 Screen ID U S Marine Corps Retired Va Bch, Va	I am employed with NYSDOT as the regional special haul permits engineer. Have been with the department 32 years. I will pay off in 5 years. Sooner if possible. .
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My mortgage balance is 152k. LOC is 49k. Home value is 260k .

Member Payment Dependent Notes Series 638508

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638508	$18,000	$18,000	5.79%	1.00%	December 28, 2010	January 6, 2014	January 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638508. Member loan 638508 was requested on December 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,583 / month
Current employer:	Amazon.com	Debt-to-income ratio:	13.54%
Length of employment:	1 year	Location:	Los Angeles, CA

Home town:
Current & past employers:	Amazon.com
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/15/10 > This loan is intended to consolidate credit card debt that I have been gradually paying down over the past year and reduce the effective interest rate. The debt was accumulated while I was between jobs for much of 2009. I have been in my new job as a senior manager at Amazon for a year and a half and have been promoted once already. My overall objective is to have no credit card / personal debt within 3 years. I have an excellent credit record and almost all of my household bills are paid automatically by my online banking service.

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,015.00	Public Records On File:	0
Revolving Line Utilization:	16.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to help, but first have a few questions. What is the combined income of your household? Please list amounts of every debt you have (credit card, auto, mortgage, HELOC, student loan, medical and so on) and indicate which debts you will rework with this loan. Please list amounts of any savings you may have (non-retirement and retirement accounts). Will you have payments for this loan automatically made from your bank or will you pay manually every month? Are you likely to pay this loan off earlier than the stated term?	I'm the sole earner in my household - I am single with no children. My income is listed in the original application. Assets / Liabilities: MBA grad school debt: 100K (2-5% rate) About $750 a month in payments. Credit card: 23K Retirement savings of $85K at present. I have two car loans - not sure what the balance is at this point but they are $350 and $450 a month and I have never missed a payment on either (both are paid automatically). My insurance runs about $200 a month total and I spend about $100 a month on gas. All proceeds from this loan will be used to pay down my credit card debt. In combination with my expected tax return, I expect that will mean all of my high interest credit card debt is retired within the next two months. Payments on this loan will be made automatically from the bank. Repayment on this loan will be made according to the terms of the note.

Member Payment Dependent Notes Series 638512

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638512	$16,000	$16,000	6.54%	1.00%	December 28, 2010	January 6, 2014	January 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638512. Member loan 638512 was requested on December 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Meridia Audience Response	Debt-to-income ratio:	3.83%
Length of employment:	2 years	Location:	NORRISTOWN, PA

Home town:
Current & past employers:	Meridia Audience Response
Education:

This borrower member posted the following loan description, which has not been verified:

Meant for a high-interest debt consolidation.

A credit bureau reported the following information about this borrower member on November 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,405.00	Public Records On File:	0
Revolving Line Utilization:	44.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 638515

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638515	$14,400	$14,400	5.79%	1.00%	December 28, 2010	January 6, 2014	January 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638515. Member loan 638515 was requested on December 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,083 / month
Current employer:	JPMorgan Chase	Debt-to-income ratio:	7.69%
Length of employment:	< 1 year	Location:	NEW WINDSOR, NY

Home town:
Current & past employers:	JPMorgan Chase
Education:

This borrower member posted the following loan description, which has not been verified:

*** Re-listed for funding *** Borrower added on 11/13/10 > This is to payoff my existing 401(k) home loan (required to be paid off in full at this point as I recently changed employers). I have already been paying off this loan for years, so it is not a new financial responsibility for me. Borrower added on 11/13/10 > I was with my previous employer over 10 years. This was a strategic career move and not due to any instability. I fully expect my new job will be just as stable as my previous, otherwise I wouldn't have made the switch. This loan will allow me to avoid tax and penalties on my existing 401(k) home loan. Thank you all for your support! It is much appreciated! I have been in my new job over 1 month and it is very enjoyable and stable. However, time is running short for me to find funding to help payoff my 401(k) loan. I could use your help.

A credit bureau reported the following information about this borrower member on November 13, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,500.00	Public Records On File:	0
Revolving Line Utilization:	9.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Where did you work prior to JPMorgan Chase?	My previous employer was KPMG LLP. Thank you for your interest!

Member Payment Dependent Notes Series 638614

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638614	$12,800	$12,800	6.54%	1.00%	December 28, 2010	January 6, 2014	January 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638614. Member loan 638614 was requested on December 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Lender Processing Services	Debt-to-income ratio:	11.75%
Length of employment:	< 1 year	Location:	San Diego, CA

Home town:
Current & past employers:	Lender Processing Services
Education:

This borrower member posted the following loan description, which has not been verified:

Lending me money is a sure thing because I have never missed a payment ever in my entire credit history and I am a fanatical budgeter! I will completely pay off three credit cards with this loan. Today I make payments totaling 517.00 each month between those three cards so the lower payment of 392.54 is not going to be a problem. The blended rate of the three cards is 10.1% so funding this loan will help me to pay less interest and give me a little extra money each month!

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,735.00	Public Records On File:	0
Revolving Line Utilization:	48.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 638708

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638708	$5,000	$5,000	9.25%	1.00%	December 28, 2010	January 7, 2014	January 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638708. Member loan 638708 was requested on December 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Ethostream LLC	Debt-to-income ratio:	10.44%
Length of employment:	3 years	Location:	Greenfield, WI

Home town:
Current & past employers:	Ethostream LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/24/10 > This loan will be used to consolidate a high interest credit card and make needed repairs to my vehicle. I have been in a stable job for over 3 years and have been at my current residence for over 5.

A credit bureau reported the following information about this borrower member on December 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	24
Revolving Credit Balance:	$483.00	Public Records On File:	0
Revolving Line Utilization:	5.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 638927

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638927	$1,775	$1,775	6.54%	1.00%	December 28, 2010	January 7, 2014	January 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638927. Member loan 638927 was requested on December 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Ecommerce, Inc.	Debt-to-income ratio:	19.77%
Length of employment:	< 1 year	Location:	COLUMBUS, OH

Home town:
Current & past employers:	Ecommerce, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,038.00	Public Records On File:	0
Revolving Line Utilization:	10.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Ecommerce, Inc., what do you do there, and where did you work prior to that?	Ecommerce, Inc. is a web hosting company, currently hosting over 500,000 web sites globally. Currently, I'm a Customer Relations Shift Lead, and I've been promoted to Customer Relations Assistant Manager (effective January 1). Before that, I worked for Teleperformance (www.teleperformance.com), a worldwide contact center outsourcing company. I was an Enterprise Services Group Manager, primarily responsible for the world-wide roll-out of a web-based contact center management system.

Member Payment Dependent Notes Series 639312

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
639312	$5,575	$5,575	6.54%	1.00%	December 28, 2010	January 8, 2014	January 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 639312. Member loan 639312 was requested on December 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,148 / month
Current employer:	Winn-Dixie	Debt-to-income ratio:	17.59%
Length of employment:	10+ years	Location:	Orange Park, FL

Home town:
Current & past employers:	Winn-Dixie
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1980	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	46
Revolving Credit Balance:	$46,310.00	Public Records On File:	0
Revolving Line Utilization:	69.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 639485

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
639485	$7,200	$7,200	16.69%	1.00%	December 28, 2010	January 8, 2016	January 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 639485. Member loan 639485 was requested on December 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,167 / month
Current employer:	glenbard wastewater authority	Debt-to-income ratio:	22.42%
Length of employment:	10+ years	Location:	hanover park, IL

Home town:
Current & past employers:	glenbard wastewater authority
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	62	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,192.00	Public Records On File:	1
Revolving Line Utilization:	32.50%	Months Since Last Record:	116
Inquiries in the Last 6 Months:	7

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The current mortgage balance on my home is $205,000.00, I do not have any HELOC and the current market value of the property received by chase bank in November of 2010 was $223,600.00. Zillow reports a range of 157K - 184K for a value range.

Member Payment Dependent Notes Series 639512

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
639512	$5,000	$5,000	14.09%	1.00%	December 28, 2010	January 8, 2014	January 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 639512. Member loan 639512 was requested on December 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	kaiser permanente	Debt-to-income ratio:	19.91%
Length of employment:	3 years	Location:	north hollywood, CA

Home town:
Current & past employers:	kaiser permanente
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/25/10 > furniture purchase Borrower added on 12/25/10 > email verified

A credit bureau reported the following information about this borrower member on December 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,157.00	Public Records On File:	0
Revolving Line Utilization:	91.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Prospectus Supplement (Sales Report) No. 11 dated December 28, 2010